AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON

April 26, 2024

1933 ACT FILE NO. 002-38679

1940 ACT FILE NO. 811-02064

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 106	[X]

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 106	[X]

Impax Funds Series Trust I

(Exact Name of Registrant as Specified in Charter)

30 Penhallow Street, Suite 100

Portsmouth, New Hampshire 03801

(Address of Principal Executive Offices) (Zip Code)

(800) 767-1729

(Registrant’s Area Code and Telephone Number)

Edward Farrington
Impax Asset Management LLC
30 Penhallow Street, Suite 100
Portsmouth, New Hampshire 03801

(Name and Address of Agent for Service)

Copies of Communications to:

Brian D. McCabe, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	On May 1, 2024 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

IMPAX LARGE CAP FUND

Institutional Class (PXLIX)

Investor Class (PAXLX)

IMPAX SMALL CAP FUND

Institutional Class (PXSIX)

Investor Class (PXSCX)

Class A (PXSAX)

IMPAX US SUSTAINABLE ECONOMY FUND

Institutional Class (PWGIX)

Investor Class (PXWGX)

Class A (PXGAX)

IMPAX GLOBAL SUSTAINABLE

INFRASTRUCTURE FUND

Institutional Class (PXDIX)

Investor Class (PAXDX)

IMPAX GLOBAL OPPORTUNITIES FUND

Institutional Class (PXGOX)

Investor Class (PAXGX)

IMPAX GLOBAL ENVIRONMENTAL MARKETS FUND

Institutional Class (PGINX)

Investor Class (PGRNX)

Class A (PXEAX)

IMPAX GLOBAL SOCIAL LEADERS FUND

Institutional Class (IGSIX)

Investor Class (IGSLX)

IMPAX ELLEVATE GLOBAL WOMEN’S

LEADERSHIP FUND

Institutional Class (PXWIX)

Investor Class (PXWEX)

IMPAX INTERNATIONAL SUSTAINABLE ECONOMY FUND

Institutional Class (PXNIX)

Investor Class (PXINX)

IMPAX CORE BOND FUND

Institutional Class (PXBIX)

Investor Class (PAXBX)

IMPAX HIGH YIELD BOND FUND

Institutional Class (PXHIX)

Investor Class (PAXHX)

Class A (PXHAX)

IMPAX SUSTAINABLE ALLOCATION FUND

Institutional Class (PAXIX)

Investor Class (PAXWX)

PROSPECTUS

May 1, 2024

The prospectus explains what you should know about the funds before you invest. Please read it carefully. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Impax Large Cap Fund
Summary of Key Information	9
Investment Objective	9
Fees & Expenses	9
Example of Expenses	9
Portfolio Turnover	9
Principal Investment Strategies	10
Principal Risks	10
Performance Information	11
Investment Adviser	12
Portfolio Managers	12
Impax Small Cap Fund
Summary of Key Information	14
Investment Objective	14
Fees & Expenses	14
Example of Expenses	14
Portfolio Turnover	15
Principal Investment Strategies	15
Principal Risks	15
Performance Information	16
Investment Adviser	17
Portfolio Managers	17
Impax US Sustainable Economy Fund
Summary of Key Information	19
Investment Objective	19
Fees & Expenses	19
Example of Expenses	19
Portfolio Turnover	20
Principal Investment Strategies	20
Principal Risks	20
Performance Information	21
Investment Adviser	23
Portfolio Managers	23
Impax Global Sustainable Infrastructure Fund
Summary of Key Information	24

Investment Objectives	24
Fees & Expenses	24
Example of Expenses	24
Portfolio Turnover	25
Principal Investment Strategies	25
Principal Risks	25
Performance Information	26
Investment Adviser	28
Portfolio Managers	28
Impax Global Opportunities Fund
Summary of Key Information	29
Investment Objective	29
Fees & Expenses	29
Example of Expenses	29
Portfolio Turnover	30
Principal Investment Strategies	30
Principal Risks	30
Performance Information	31
Investment Adviser	33
Portfolio Managers	33
Impax Global Environmental Markets Fund
Summary of Key Information	34
Investment Objective	34
Fees & Expenses	34
Example of Expenses	34
Portfolio Turnover	35
Principal Investment Strategies	35
Principal Risks	35
Performance Information	36
Investment Adviser	38
Portfolio Managers	38
Impax Global Social Leaders Fund
Summary of Key Information	39
Investment Objective	39
Fees & Expenses	39
Example of Expenses	39
Portfolio Turnover	39

Principal Investment Strategies	40
Principal Risks	40
Performance Information	41
Investment Adviser	41
Portfolio Managers	41
Impax Ellevate Global Women’s Leadership Fund
Summary of Key Information	43
Investment Objective	43
Fees & Expenses	43
Example of Expenses	43
Portfolio Turnover	44
Principal Investment Strategies	44
Principal Risks	45
Performance Information	45
Investment Adviser	47
Portfolio Managers	47
Impax International Sustainable Economy Fund
Summary of Key Information	48
Investment Objective	48
Fees & Expenses	48
Example of Expenses	48
Portfolio Turnover	49
Principal Investment Strategies	49
Principal Risks	49
Performance Information	50
Investment Adviser	51
Portfolio Managers	51
Impax Core Bond Fund
Summary of Key Information	53
Investment Objective	53
Fees & Expenses	53
Example of Expenses	53
Portfolio Turnover	53
Principal Investment Strategies	54
Principal Risks	54
Performance Information	55
Investment Adviser	56

Portfolio Manager	56
Impax High Yield Bond Fund
Summary of Key Information	58
Investment Objectives	58
Fees & Expenses	58
Example of Expenses	58
Portfolio Turnover	59
Principal Investment Strategies	59
Principal Risks	59
Performance Information	60
Investment Adviser	62
Portfolio Managers	62
Impax Sustainable Allocation Fund
Summary of Key Information	63
Investment Objectives	63
Fees & Expenses	63
Example of Expenses	63
Portfolio Turnover	64
Principal Investment Strategies	64
Principal Risks	65
Performance Information	66
Investment Adviser	67
Portfolio Managers	67
Important Additional Information About the Funds	68
Purchase and Sale of Fund Shares	68
Taxes	68
Payments to Broker-Dealers and Other Financial Intermediaries	68
About the Funds	68
Investment Objectives and Strategies	68
Impax Large Cap Fund	68
Impax Small Cap Fund	69
Impax US Sustainable Economy Fund	70
Impax Global Sustainable Infrastructure Fund	71
Impax Global Opportunities Fund	72
Impax Global Environmental Markets Fund	73
Impax Global Social Leaders Fund	74

Impax Ellevate Global Women’s Leadership Fund	75
Impax International Sustainable Economy Fund	76
Impax Core Bond Fund	77
Impax High Yield Bond Fund	78
Impax Sustainable Allocation Fund	79
Principal Risks	80
Sustainable Investing	86
Portfolio Holdings	90
Management, Organization and Capital Structure	90
Primary Service Providers	90
Investment Adviser	90
Sub-Adviser	91
Portfolio Managers	92
How Share Price is Determined	94
Shareholder Guide	95
Choosing a Share Class	95
How to Purchase Shares	96
Sales Charges	97
Purchasing Additional Shares	101
How to Sell Shares	102
How to Exchange Shares	104
Frequent Purchases and Redemptions of Fund Shares	106
Taxes, Dividends and Distributions	106
Taxes	106
Dividends and Distributions	108
Important Note Regarding “Lost Shareholders”	109
Shareholder Services	109
Online Account Access	109
Tax-Advantaged Retirement Plans	109
Delivery of Shareholder Documents	109
Distribution Arrangements	109
Rule 12b-1 Plans	109
Payment for Sub-Transfer Agency Services	110
Additional Payments to Financial Intermediaries	110

Financial Highlights	110
Appendix A	139
Client Privacy Statement	143

Impax Large Cap Fund

(the “Large Cap Fund”)

Summary of Key Information

Investment Objective

The Large Cap Fund’s investment objective is to seek long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class or Investor Class shares of the Large Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.73%	0.98%

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class or Investor Class shares of the Large Cap Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class or Investor Class shares of the Large Cap Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Large Cap Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$ 75	$ 233	$ 406	$ 906
Investor Class	$ 100	$ 312	$ 542	$ 1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Large Cap Fund’s performance. During the Large Cap Fund’s most recent fiscal year, the Large Cap Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Large Cap Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of S&P 500 Index companies.

The Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Adviser believes present attractive opportunities and lower risks.

The Fund’s investment team also utilizes the Impax Systematic ESG Rating, a fundamental, bottom-up rating by the Adviser of a company’s ESG profile. The rating emphasizes management of ESG-related risks, incorporates ESG trends (taking into account progress or regression in a company’s ESG profile) and takes into account any involvement by the company in significant ESG-related controversies.

Under normal market conditions, the Large Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the S&P 500 Index as measured by market capitalization. As of December 31, 2023, the S&P 500 Index included companies with market capitalizations ranging from approximately $6.499 billion to $2,994.371 billion.

The Large Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Adviser has determined are financially material. The Fund may take significant positions in one or more sectors, including the information technology sector. The Large Cap Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry. The portfolio managers currently expect that the Fund typically will hold between 30 and 60 securities positions.

The Large Cap Fund may invest up to 45% of its assets in securities of non-US issuers, including American Depositary Receipts (“ADRs”). The Large Cap Fund may invest no more than 25% of its assets in securities of non-US issuers other than ADRs. The Large Cap Fund’s investments in securities of non-US issuers may include investments in emerging markets.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Focused Portfolio Risk To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of issuers.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

•	Growth Securities Risk The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Medium-Sized Capitalization Company Risk Securities of medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Emerging Markets Risk Investments in emerging markets are likely to have greater exposure to the risks associated with investments in non-US securities generally. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

•	Information Technology Sector Risk Prices of technology companies’ securities historically have been more volatile than those of many other securities, especially over the short term. Technology companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. Many technology companies have limited operating histories.

As with all mutual funds, investors may lose money by investing in the Large Cap Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Institutional Class shares of the Large Cap Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Large Cap Fund by showing changes in the Large Cap Fund’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Institutional Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 20.09%

Worst quarter: 1st quarter 2020, -18.27%

Average Annual Total Returns The performance table below presents the average annual total returns for Institutional Class and Investor Class shares of the Large Cap Fund. The performance table is intended to provide some indication of the risks of investment in the Large Cap Fund by showing how the Large Cap Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and since inception period. After-tax performance is presented only for Institutional Class shares of the Fund. After-tax returns for Investor Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-advantaged arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	Since Inception - 12/16/2016
Institutional Class[1]	PXLIX
Return Before Taxes		20.12%	16.18%	13.35%
Return After Taxes on Distributions		18.87%	14.87%	11.18%
Return After Taxes on Distributions and Sale of Fund Shares		12.79%	12.94%	10.28%
Investor Class[1]	PAXLX
Return Before Taxes		19.90%	15.90%	13.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2,4]		26.29%	15.69%	13.21%
Lipper Large-Cap Core Funds Index[3,4]		24.16%	14.49%	12.01%

[1]	The Fund’s inception date is December 16, 2016. For more recent month-end performance data, please visit www.impaxam.com or call us at 800.767.1729.
[2]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.
[3]	Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Core Funds Index Average. The Lipper Large-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have characteristics (i.e., price-to-earnings ratio, price-to-book ratio) that resemble the “average” of the common stocks of the S&P 500 Index. The Lipper Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. The Lipper Large-Cap Core Funds Index reflects deductions for fees and expenses of the constituent funds.
[4]	Unlike the Large Cap Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in any index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the Large Cap Fund.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Large Cap Fund’s investments.

Portfolio Manager	Since	Title
Andrew Braun	2017	Portfolio Manager
Barbara Browning	2017	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Impax Small Cap Fund

(the “Small Cap Fund”)

Summary of Key Information

Investment Objective

The Small Cap Fund’s investment objective is to seek long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class, Investor Class or Class A shares of the Small Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Small Cap Fund. More information about these and other discounts is available from your financial intermediary, under “Shareholder Guide—Sales Charges” on page 97 of this Prospectus and under “Distribution—Sales Charge Reductions and Waivers” on page 105 in the Statement of Additional Information. Investors investing in the Small Cap Fund through an intermediary should consult Appendix A to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	5.50%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None	1.00%[1]

	Institutional Class	Investor Class	Class A
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.25%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.91%	1.16%	1.16%

[1]	This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See “Shareholder Guide—Sales Charges.”

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class, Investor Class or Class A shares of the Small Cap Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class, Investor Class or Class A shares of the Small Cap Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Small Cap Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$93	$290	$504	$1,120
Investor Class	$118	$368	$638	$1,409
Class A	$662	$898	$1,153	$1,881

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Small Cap Fund’s performance. During the Small Cap Fund’s most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Small Cap Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of Russell 2000 Index companies.

The Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Adviser believes present attractive opportunities and lower risks.

Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. As of December 31, 2023, the Russell 2000 Index included companies with market capitalizations from approximately $24,536 million to $15.876 billion.

The Small Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Adviser has determined are financially material. The Fund may take significant positions in one or more sectors, including the financial services sector. The Small Cap Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Moreover, it may buy stocks in any sector or industry.

The Small Cap Fund may invest up to 45% of its assets in securities of non-US issuers, including American Depositary Receipts (“ADRs”). The Small Cap Fund may invest no more than 25% of its assets in securities of non-US issuers other than ADRs. The Small Cap Fund’s investments in securities of non-US issuers, if any, may be diversified across multiple countries or geographic regions, or may be focused in a single country or geographic region.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Growth Securities Risk The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Financial Services Sector Risk Companies in the financial services sector are subject to the risk of regulatory change, decreased liquidity in credit markets, extensive governmental regulation, and unstable interest rates. Such companies may have concentrated portfolios, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

As with all mutual funds, investors may lose money by investing in the Small Cap Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Investor Class shares of the Small Cap Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Small Cap Fund by showing changes in the Small Cap Fund’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Investor Class

For the periods shown in the bar chart:	Best quarter: 4th quarter 2020, 28.50%

Worst quarter: 1st quarter 2020, -29.24%

Average Annual Total Returns The performance table below presents the average annual total returns for Investor Class, Class A and Institutional Class shares of the Small Cap Fund. The performance table is intended to provide some indication of the risks of investment in the Small Cap Fund by showing how the Small Cap Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax performance is presented only for Investor Class shares of the Fund. After-tax returns for Class A and Institutional Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-advantaged arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	10 Years
Investor Class[1]	PXSCX
Return Before Taxes		13.51%	9.43%	5.72%
Return After Taxes on Distributions		13.51%	8.58%	4.76%
Return After Taxes on Distributions and Sale of Fund Shares		8.00%	7.47%	4.42%
Class A1,2	PXSAX
Return Before Taxes		13.56%	9.43%	5.71%
Institutional Class[1]	PXSIX
Return Before Taxes		13.79%	9.69%	5.98%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)[3,5]		16.93%	9.97%	7.16%
Lipper Small-Cap Core Funds Index[4,5]		16.15%	11.30%	7.76%

[1]	The Fund’s investment adviser assumed certain expenses during the 10-year period; total returns would have been lower had these expenses not been assumed. For more recent month-end performance data, please visit www.impaxam.com or call us at 800.767.1729.
[2]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.
[3]	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
[4]	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the small-cap companies in which they invest. These funds typically have characteristics (i.e., price-to-earnings ratio, price-to-book ratio) that resemble the “average” of the common stocks of the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator. The Lipper Small-Cap Core Funds Index reflects deductions for fees and expenses of the constituent funds.
[5]	Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in any index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the Small Cap Fund.

Portfolio Managers

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Small Cap Fund’s investments.

Portfolio Manager	Since	Title
Diederik Basch	2022	Portfolio Manager
Curtis Kim	2022	Portfolio Manager
Nathan Moser	2008	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Impax US Sustainable Economy Fund

(the “US Sustainable Economy Fund”)

Summary of Key Information

Investment Objective

The US Sustainable Economy Fund’s investment objective is to seek long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class, Investor Class or Class A shares of the US Sustainable Economy Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the US Sustainable Economy Fund. More information about these and other discounts is available from your financial intermediary, under “Shareholder Guide—Sales Charges” on page 97 of this Prospectus and under “Distribution—Sales Charge Reductions and Waivers” on page 105 in the Statement of Additional Information. Investors investing in the US Sustainable Economy Fund through an intermediary should consult Appendix A to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	5.50%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None	1.00%[1]

	Institutional Class	Investor Class	Class A
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee[2]	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.63%	0.88%	0.88%
Management Fee Waiver[3]	(0.18%)	(0.18%)	(0.18%)
Net Annual Fund Operating Expenses	0.45%	0.70%	0.70%

[1]	This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See “Shareholder Guide—Sales Charges.”
[2]	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.
[3]	The US Sustainable Economy Fund’s investment adviser has contractually agreed to waive a portion of its management fee. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before May 1, 2025.

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class, Investor Class or Class A shares of the US Sustainable Economy Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class, Investor Class or Class A shares of the US Sustainable Economy Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the US Sustainable Economy Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$46	$184	$333	$769
Investor Class	$72	$263	$470	$1,068
Class A	$618	$798	$994	$1,559

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the US Sustainable Economy Fund’s performance. During the US Sustainable Economy Fund’s most recent fiscal year, the US Sustainable Economy Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The US Sustainable Economy Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of Russell 1000 Index companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large-capitalization US equity securities. The Fund also may invest up to 20% of its assets in non-US issuers, including emerging market investments and American Depository Receipts (ADRs).

The Fund employs a systematic investment strategy that integrates proprietary and external tools and metrics in the portfolio construction process. The Fund incorporates the Impax Sustainability Lens, a tool utilized by the Adviser to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, enabling the investment team to construct a portfolio weighted towards companies that the Adviser believes present attractive opportunities and lower risks. The Fund may take significant positions in one or more sectors, including the information technology sector.

The Fund also utilizes the Impax Systematic ESG Rating, a fundamental, bottom-up rating by the Adviser of a company’s ESG profile. The rating emphasizes management of ESG-related risks, incorporates ESG trends (taking into account progress or regression in a company’s ESG profile) and takes into account any involvement by the company in significant ESG-related controversies.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Growth Securities Risk The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Information Technology Sector Risk Prices of technology companies’ securities historically have been more volatile than those of many other securities, especially over the short term. Technology companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. Many technology companies have limited operating histories.

•	Emerging Markets Risk Investments in emerging markets are likely to have greater exposure to the risks associated with investments in non-US securities generally. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

As with all mutual funds, investors may lose money by investing in the US Sustainable Economy Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

Prior to March 31, 2021, Impax US Sustainable Economy Fund was known as Pax ESG Beta Quality Fund and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 31, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

The bar chart below presents the calendar year total returns for Investor Class shares of the US Sustainable Economy Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the US Sustainable Economy Fund by showing changes in the US Sustainable Economy Fund’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Investor Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 19.29%

Worst quarter: 1st quarter 2020, -20.55%

Average Annual Total Returns The performance table below presents the average annual total returns for Investor Class, Class A and Institutional Class shares of the US Sustainable Economy Fund. The performance table is intended to provide some indication of the risks of investment in the US Sustainable Economy Fund by showing how the US Sustainable Economy Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds over a one-year, five-year and ten-year period. After-tax performance is presented only for Investor Class Shares of the Fund. After-tax returns for Class A and Institutional Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-advantaged arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	10 Years
Investor Class[1]	PXWGX
Return Before Taxes		24.39%	13.77%	10.41%
Return After Taxes on Distributions		22.70%	11.77%	8.61%
Return After Taxes on Distributions and Sale of Fund Shares		15.61%	10.88%	8.16%
Class A1,2	PXGAX
Return Before Taxes		24.39%	13.75%	10.41%
Institutional Class[1]	PWGIX
Return Before Taxes		24.65%	14.04%	10.68%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)[3,5]		26.53%	15.52%	11.80%
Lipper Multi-Cap Core Funds Index[4,5]		24.16%	14.49%	10.29%

[1]	The Fund's investment adviser waived a portion of its management fee during all periods shown; total returns would have been lower had these expenses not been waived. For more recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.
[2]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.
[3]	The Russell 1000 Index measures the performance of the 1,000 largest US companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed US stocks.
[4]	The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Index Average. The Lipper Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have characteristics (i.e., price-to-earnings ratio, price-to-book ratio) that resemble the “average” of the common stocks of the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator. The Lipper Multi-Cap Core Funds Index reflects deductions for fees and expenses of the constituent funds.

[5]	Unlike the US Sustainable Economy Fund, the Russell 1000 Index and the Lipper Multi-Cap Core Funds Index are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in any index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the US Sustainable Economy Fund.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the US Sustainable Economy Fund’s investments.

Portfolio Managers	Since	Title
Christine Cappabianca	2021	Portfolio Manager
Scott LaBreche	2021	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Impax Global Sustainable Infrastructure Fund

(the “Global Sustainable Infrastructure Fund”)

Summary of Key Information

Investment Objectives

The Global Sustainable Infrastructure Fund’s investment objective is capital appreciation and income.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class or Investor Class shares of the Global Sustainable Infrastructure Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Annual Fund Operating Expenses	0.65%	0.90%

[1]	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class or Investor Class shares of the Global Sustainable Infrastructure Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class or Investor Class shares of the Global Sustainable Infrastructure Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Global Sustainable Infrastructure Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$66	$208	$362	$810
Investor Class	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Global Sustainable Infrastructure Fund’s performance. During the Global Sustainable Infrastructure Fund’s most recent fiscal year, the Global Sustainable Infrastructure Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

The Global Sustainable Infrastructure Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to provide infrastructure essential for the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of FTSE Global Infrastructure Opportunities Index companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that the Adviser determines derive significant revenues (i.e., at least 20% of revenues) from owning, operating, developing or distributing sustainable infrastructure-related goods, services or assets. The Adviser defines “sustainable infrastructure” to mean infrastructure that conserves, enables or increases access to vital resources such as clean energy, water, food and agriculture, including resource and waste management, as well as other societal resources such as healthcare, education, finance, transportation, and data and communications that advance social well-being. From this sustainable infrastructure universe, the Fund’s Adviser selects portfolio companies for the Fund on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Adviser has determined are financially material. The Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

Under normal market conditions, the Fund will invest in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. The Fund’s investments may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Fund will normally have investments in a minimum of three countries other than the United States. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the US dollar. The Fund may take significant positions in one or more sectors, including the industrials and utilities sectors. While the Fund is not limited to equity securities that pay dividends, the Adviser expects that the Fund’s portfolio will normally have a higher dividend yield than the broader equity market.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Growth Securities Risk The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•	Sector Risk There is a risk that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. Because the Fund may take significant positions in the industrials and utilities sectors, the Fund’s performance largely depends on the general condition of each such sector. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues. Companies in the utilities sector could be affected by, among other things, government regulation, overall economic conditions and fuel prices.

•	Emerging Markets Risk Investments in emerging markets are likely to have greater exposure to the risks associated with investments in non-US securities generally. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

As with all mutual funds, investors may lose money by investing in the Global Sustainable Infrastructure Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

Prior to December 15, 2023, the strategy of the Fund differed from its current strategy. Also, prior to March 31, 2021, Impax Global Sustainable Infrastructure Fund was known as Pax ESG Beta Dividend Fund and the strategy of the Fund differed from its then-current strategy. Accordingly, performance of the Fund for periods prior to December 15, 2023 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

The bar chart below presents the calendar year total returns for Institutional Class shares of the Global Sustainable Infrastructure Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Sustainable Infrastructure Fund by showing changes in the Sustainable Infrastructure Fund’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Institutional Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 20.20%

Worst quarter: 1st quarter 2020, -20.06%

Average Annual Total Returns The performance table below presents the average annual total returns for Institutional Class and Investor Class shares of the Global Sustainable Infrastructure Fund. The performance table is intended to provide some indication of the risks of investment in the Global Sustainable Infrastructure Fund by showing how the Global Sustainable Infrastructure Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and since inception period. After-tax performance is presented only for Institutional Class shares of the Fund. After-tax returns for Investor Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-advantaged arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	Since Inception - 12/16/2016
Institutional Class[1]	PXDIX
Return Before Taxes		9.55%	9.42%	8.58%
Return After Taxes on Distributions		8.77%	6.64%	6.39%
Return After Taxes on Distributions and Sale of Fund Shares		6.04%	7.40%	6.77%
Investor Class[1]	PAXDX
Return Before Taxes		9.33%	9.16%	8.31%
FTSE Global Infrastructure Opportunities Index (reflects no deduction for fees, expenses or taxes)[2,5]		10.15%	7.65%	6.68%
MSCI ACWI (Net) Index (reflects no deduction for fees, expenses or taxes)[4,5]		22.20%	11.72%	9.99%
Lipper Global Infrastructure Funds Index[3,5]		4.17%	6.45%	6.33%

[1]	The Fund’s inception date is December 16, 2016. The Fund’s investment adviser waived a portion of its fee during all periods shown; total returns would have been lower had these fees not been waived. For more recent month-end performance data, please visit www.impaxam.com or call us at 800.767.1729.
[2]	The FTSE Global Infrastructure Opportunities Index is designed to reflect the performance of infrastructure and infrastructure-related listed securities worldwide. Companies must derive a minimum of 20% of their revenue from either the core infrastructure activities or the infrastructure-related activities to be considered for index inclusion. The Index weights its constituents according to their investable market capitalization (after the application of free float and foreign ownership restrictions) in the index calculation. The FTSE Global Infrastructure Opportunities Index does not take account of ESG factors in its index construction.
[3]	Lipper Global Infrastructure Funds Index tracks the results of the 10 largest mutual funds in the Lipper Global Infrastructure Funds Index Average. The Lipper Global Infrastructure Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest predominantly across energy, industrials, utilities and materials sectors. Funds must contain a diverse mix of listed & liquid equities that reflect companies which engaged in core infrastructure activities. These generally include large geographic projects leading to the construction of energy supplies, utilities, education, health, social and transportation facilities.
[4]	The MSCI AC World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Performance for the MSCI ACWI Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding tax.
[5]	Unlike the Global Sustainable Infrastructure Fund, the FTSE Global Infrastructure Opportunities Index, the MSCI AC World (Net) Index, and the Lipper Global Infrastructure Funds Index are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in any index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the Global Sustainable Infrastructure Fund.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Global Sustainable Infrastructure Fund’s investments.

Portfolio Managers	Since	Title
Harry Boyle	2023	Portfolio Manager
Christine Cappabianca	2021	Portfolio Manager
Justin Winter	2023	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Impax Global Opportunities Fund

(the “Global Opportunities Fund”)

Summary of Key Information

Investment Objective

The Global Opportunities Fund’s investment objective is to seek long term growth of capital by investing in companies benefiting from the transition to a more sustainable global economy.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class or Investor Class shares of the Global Opportunities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.28%	0.28%
Total Annual Fund Operating Expenses	1.08%	1.33%
Contractual Reimbursements and waivers[1]	(0.10%)	(0.10%)
Net Annual Fund Operating Expenses	0.98%	1.23%

[1]	The Global Opportunities Fund’s investment adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and Acquired Fund Fees and Expenses, if any) allocable to Institutional Class and Investor Class shares of the Global Opportunities Fund to the extent such expenses exceed 0.98% and 1.23% of the average daily net assets of Institutional Class and Investor Class shares, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before May 1, 2025.

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class or Investor Class shares of the Global Opportunities Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class or Investor Class shares of the Global Opportunities Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Global Opportunities Fund’s operating expenses remain the same throughout those periods. The amounts shown reflect the contractual reimbursement noted in the Annual Fund Operating Expenses table for the first year. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$100	$334	$586	$1,308
Investor Class	$125	$412	$719	$1,593

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Global Opportunities Fund’s performance. During the Global Opportunities Fund’s most recent fiscal year, the Global Opportunities Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Global Opportunities Fund follows a sustainable investing approach, investing in companies that the Sub-Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of MSCI ACWI Index companies.

The Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Sub-Adviser believes present attractive opportunities and lower risks.

Under normal market conditions, the Global Opportunities Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that its Adviser or Sub-Adviser believe will benefit from the transition to a more sustainable global economy – the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well positioned to benefit from or avoid the risks associated with this transition. Under normal market conditions, the Global Opportunities Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. The Fund’s investments may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Global Opportunities Fund will normally have investments in a minimum of three countries other than the United States. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the US dollar. The Adviser and Sub-Adviser currently expect that the Fund typically will hold between 35 and 45 securities positions.

The Global Opportunities Fund’s Sub-Adviser selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Sub-Adviser has determined are financially material. The Global Opportunities Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

The Global Opportunities Fund seeks to invest in companies with sustainable competitive advantages, track records of consistent returns on investment, and where the Fund’s Sub-Adviser believes a company’s attractive, bottom-up financial characteristics and long-term opportunities are not reflected in its share price.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Emerging Markets Risk Investments in emerging markets are likely to have greater exposure to the risks associated with investments in non-US securities generally. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

•	Currency Risk The US dollar value of your investment in the Fund may go down if the value of the local currency of the non-US markets in which the Fund invests depreciates against the US dollar.

•	Focused Portfolio Risk To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of issuers.

•	Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Growth Securities Risk The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

As with all mutual funds, investors may lose money by investing in the Global Opportunities Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Institutional Class shares of the Global Opportunities Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Global Opportunities Fund by showing changes in the Global Opportunities Fund’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Institutional Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 19.57%

Worst quarter: 1st quarter 2020, -18.11%

Average Annual Total Returns The performance table below presents the average annual total returns for Institutional Class and Investor Class shares of the Global Opportunities Fund. The performance table is intended to provide some indication of the risks of investment in the Global Opportunities Fund by showing how the Global Opportunities Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and since inception period. After-tax performance is presented only for Institutional Class shares of the Fund. After-tax returns for Investor Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-advantaged arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	Since Inception – 06/27/2018
Institutional Class[1]	PXGOX
Return Before Taxes		15.50%	13.03%	10.02%
Return After Taxes on Distributions		15.41%	12.66%	9.70%
Return After Taxes on Distributions and Sale of Fund Shares		9.24%	10.40%	7.96%
Investor Class[1]	PAXGX
Return Before Taxes		15.16%	12.76%	9.79%
MSCI ACWI (Net) Index (reflects no deduction for fees, expenses or taxes)[2,4]		22.20%	11.72%	8.85%
Lipper Global Multi-Cap Growth Funds Index[3,4]		22.35%	11.65%	8.28%

[1]	The Fund’s inception date is June 27, 2018. The Fund’s investment adviser assumed certain expenses during each period shown; total returns would have been lower had these expenses not been assumed. For more recent month-end performance data, please visit www.impaxam.com or call us at 800.767.1729.
[2]	The MSCI AC World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Performance for the MSCI ACWI Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding tax.
[3]	Lipper Global Multi-Cap Growth Funds Index tracks the results of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization percentile of the S&P/Citigroup World Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. One cannot invest directly in an index.

[4]	Unlike the Global Opportunities Fund, the MSCI AC World (Net) Index and the Lipper Global Multi-Cap Growth Funds Index are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in any index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the Global Opportunities Fund.

IAM has engaged Impax Asset Management Ltd. (“the “Sub-Adviser”) as a sub-adviser to manage the Global Opportunities Fund’s investments. Impax Asset Management Ltd. has its principal offices at 30 Panton Street, 7th Floor, London, SW1Y 4AJ, United Kingdom.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Global Opportunities Fund’s investments.

Portfolio Managers	Since	Title
Kirsteen Morrison	2018	Portfolio Manager
David Winborne	2018	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Impax Global Environmental Markets Fund

(the “Global Environmental Markets Fund”)

Summary of Key Information

Investment Objective

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy management & efficiency; transportation solutions; water infrastructure & technologies; environmental services & resources; resource efficiency & waste management; digital infrastructure; and sustainable food & agriculture.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class, Investor Class or Class A shares of the Global Environmental Markets Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the Global Environmental Markets Fund. More information about these and other discounts is available from your financial intermediary, under “Shareholder Guide—Sales Charges” on page 97 of this Prospectus and under “Distribution—Sales Charge Reductions and Waivers” on page 105 in the Statement of Additional Information. Investors investing in the Global Environmental Markets Fund through an intermediary should consult Appendix A to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	5.50%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None	1.00%[1]

	Institutional Class	Investor Class	Class A
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.25%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.91%	1.16%	1.16%

[1]	This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See “Shareholder Guide—Sales Charges.”

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class, Investor Class or Class A shares of the Global Environmental Markets Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class, Investor Class or Class A shares of the Global Environmental Markets Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Global Environmental Markets Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$93	$290	$504	$1,120
Investor Class	$118	$368	$638	$1,409
Class A	$662	$898	$1,153	$1,881

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Global Environmental Markets Fund’s performance. During the Global Environmental Markets Fund’s most recent fiscal year, the Global Environmental Markets Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Global Environmental Markets Fund follows a sustainable investing approach, investing in companies that the Sub-Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of MSCI ACWI Index companies.

Under normal market conditions, the Global Environmental Markets Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy management & efficiency; transportation solutions; water infrastructure & technologies; environmental services & resources; resource efficiency & waste management; digital infrastructure; and sustainable food & agriculture.

Under normal market conditions, the Global Environmental Markets Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. The Fund’s investments may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Global Environmental Markets Fund will normally have investments in a minimum of three countries other than the United States. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the US dollar.

The Global Environmental Markets Fund’s Sub-Adviser selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Sub-Adviser has determined are financially material. The Global Environmental Markets Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

The Global Environmental Markets Fund seeks to invest in companies with positive overall environmental performance and whose products or services help other companies and countries improve their environmental performance, and seeks to avoid investing in companies with significant environmental problems or worsening environmental profiles.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Focused Investment Risk Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries), including the energy efficiency and water and infrastructure sectors, increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or sector.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Growth Securities Risk The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Emerging Markets Risk Investments in emerging markets are likely to have greater exposure to the risks associated with investments in non-US securities generally. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

•	Currency Risk The US dollar value of your investment in the Fund may go down if the value of the local currency of the non-US markets in which the Fund invests depreciates against the US dollar.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

As with all mutual funds, investors may lose money by investing in the Global Environmental Markets Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Investor Class shares of the Global Environmental Markets Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Global Environmental Markets Fund by showing changes in the Global Environmental Markets Fund’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Investor Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 21.90%

Worst quarter: 1st quarter 2020, -21.54%

Average Annual Total Returns The performance table below presents the average annual total returns for Investor Class, Class A and Institutional Class shares of the Global Environmental Markets Fund. The performance table is intended to provide some indication of the risks of investment in the Global Environmental Markets Fund by showing how the Global Environmental Markets Fund’s average annual total returns compare with the returns of a broad-based securities market index over a one-year, five-year and ten-year period. After-tax performance is presented only for Investor Class shares of the Fund. After-tax returns for Class A and Institutional Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-advantaged arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	10 Years
Investor Class[1]	PGRNX
Return Before Taxes		16.55%	12.06%	7.33%
Return After Taxes on Distributions		16.36%	11.82%	6.96%
Return After Taxes on Distributions and Sale of Fund Shares		9.92%	9.62%	5.86%
Class A1,2	PXEAX
Return Before Taxes		16.58%	12.06%	7.33%
Institutional Class[1]	PGINX
Return Before Taxes		16.85%	12.36%	7.60%
MSCI ACWI (Net) Index (reflects no deduction for fees, expenses or taxes)[3,6]		22.20%	11.72%	7.93%
FTSE Environmental Opportunities Index Series (reflects no deduction for fees, expenses or taxes)[4,6]		27.69%	16.52%	10.43%
Lipper Global Multi-Cap Core Funds Index[5,6]		19.12%	10.58%	7.13%

[1]	The Fund’s investment adviser assumed certain expenses during the 10-year period; total returns would have been lower had these expenses not been assumed. For more recent month-end performance data, please visit www.impaxam.com or call us at 800.767.1729.
[2]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.
[3]	The MSCI ACWI (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Performance for the MSCI ACWI Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding tax.
[4]	The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology; waste and pollution control; and food, agriculture and forestry. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of FTSE International and Impax Asset Management, Ltd. Impax Asset Management Ltd. is the sub-adviser to Impax Global Environmental Markets Fund.

[5]	The Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Index Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have characteristics (i.e., price-to-earnings ratio, price-to-book ratio) that resemble the “average” of the common stocks of the MSCI World Index. The Lipper Global Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator. The Lipper Global Multi-Cap Core Funds Index reflects deductions for fees and expenses of the constituent funds.
[6]	Unlike the Global Environmental Markets Fund, the MSCI ACWI (Net) Index, the FTSE Environmental Opportunities Index Series, and the Lipper Global Multi-Cap Core Funds Index are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in any index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the Global Environmental Markets Fund.

IAM has engaged Impax Asset Management Ltd. (“the “Sub-Adviser”) as a sub-adviser to manage the Global Environmental Markets Fund’s investments. Impax Asset Management Ltd. has its principal offices at 30 Panton Street, 7th Floor, London, SW1Y 4AJ, United Kingdom.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Global Environmental Markets Fund’s investments.

Portfolio Managers	Since	Title
Hubert Aarts	2013	Portfolio Manager
David Winborne	2018	Portfolio Manager
Siddharth Jha	2020	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Impax Global Social Leaders Fund

(the “Global Social Leaders Fund”)

Summary of Key Information

Investment Objective

The Global Social Leaders Fund’s investment objective is to seek long term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class or Investor Class shares of the Global Social Leaders Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses [1]	24.84%	24.84%
Total Annual Fund Operating Expenses	25.64%	25.89%
Contractual Reimbursements and waivers[2]	(24.66%)	(24.66%)
Net Annual Fund Operating Expenses	0.98%	1.23%

[1]	“Other Expenses” are based on estimated amounts for the first full fiscal year.
[2]	The Global Social Leaders Fund’s investment adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and Acquired Fund Fees and Expenses, if any) allocable to Institutional Class and Investor Class shares of the Fund to the extent such expenses exceed 0.98% and 1.23% of the average daily net assets of Institutional Class and Investor Class shares, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before May 1, 2027.

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class or Investor Class shares of the Global Social Leaders Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class or Investor Class shares of the Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund’s operating expenses remain the same throughout those periods. The amounts shown reflect the contractual reimbursement noted in the Annual Fund Operating Expenses table for the first year. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years
Institutional Class	$100	$312
Investor Class	$125	$390

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance. For the period from the Global Social Leaders Fund’s commencement of operations on November 30, 2023 through December 31, 2023, the Global Social Leader’s Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Global Social Leaders Fund seeks to invest in companies around the world whose products or services address societal challenges, including meeting basic needs, broadening economic participation and improving quality of life, and that demonstrate positive behaviors through policies and programs that foster diverse, inclusive and equitable workplace cultures. From this universe, the Sub-Adviser selects portfolio companies for the Fund that it determines are best positioned to deliver long-term growth of capital.

The Global Social Leaders Fund follows a sustainable investing approach, investing in companies that the Sub-Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (“ESG”) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of MSCI ACWI Index companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that the Fund’s Sub-Adviser has determined are “social leaders.” To identify social leaders, the Fund’s Sub-Adviser identifies a universe of companies that it has determined (1) derive significant revenues (i.e., at least 20% of revenues) from “social markets,” meaning products or services that address societal challenges, including meeting basic needs, such as food, water, and shelter, or essential services, such as transportation and utilities; broadening economic participation by enabling access to education, jobs, financial services and/or digital services; or improving quality of life through accessible and affordable health care and wellness; and (2) also demonstrate positive behaviors through policies and programs that foster diverse, inclusive and equitable workplace cultures. From this universe, the Fund’s Sub-Adviser selects portfolio companies for the Fund that it determines to be social leaders on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Sub-Adviser has determined are financially material. The Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

Under normal market conditions, the Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. The Fund’s investments may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Fund will normally have investments in a minimum of three countries other than the United States. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the US dollar.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics such as the may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Focused Investment Risk Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries), including the energy efficiency and water and infrastructure sectors, increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or sector.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Growth Securities Risk The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Emerging Markets Risk Investments in emerging markets are likely to have greater exposure to the risks associated with investments in non-US securities generally. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

•	Currency Risk The US dollar value of your investment in the Fund may go down if the value of the local currency of the non-US markets in which the Fund invests depreciates against the US dollar.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

•	Limited Operating History Risk The Fund has a limited operating history and may not achieve significant scale.

As with all mutual funds, investors may lose money by investing in the Global Social Leaders Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

 IGSIX IGSLX

Performance Information

No performance information is shown for the Global Social Leaders Fund because, as of December 31, 2023, it had not yet been in operation for a full calendar year.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the Global Social Leaders Fund.

IAM has engaged Impax Asset Management Ltd. (the “Sub-Adviser”) as a sub-adviser to manage the Global Social Leaders Fund’s investments. Impax Asset Management Ltd. has its principal offices at 30 Panton Street, 7th Floor, London, SW1Y 4AJ, United Kingdom.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Social Fund’s investments.

Portfolio Managers	Since	Title
Amber Fairbanks	2023	Portfolio Manager
Charles French	2023	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Fund” on page 68.

Impax Ellevate Global Women’s Leadership Fund

(the “Global Women’s Fund”)

Summary of Key Information

Investment Objective

The Global Women’s Fund’s investment objective is to seek long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class or Investor Class shares of the Global Women’s Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.52%	0.52%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Annual Fund Operating Expenses	0.52%	0.77%

[1]	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class or Investor Class shares of the Global Women’s Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class or Investor Class shares of the Global Women’s Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Global Women’s Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$53	$167	$291	$653
Investor Class	$79	$246	$428	$954

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Global Women’s Fund’s performance. During the Global Women’s Fund’s most recent fiscal year, the Global Women’s Fund’s portfolio turnover rate was 32% of the average value of the portfolio.

Principal Investment Strategies

The Global Women’s Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (“ESG”) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of MSCI World Index companies.

The Global Women’s Fund seeks to construct a universe of companies around the world that advance and empower women through gender diversity on boards and in senior management, and that promote gender equity in the workplace through policies and practices focused on advancing gender diversity, inclusion and equity. From this universe, the Adviser selects portfolio companies for the Fund using a systematic process that strives to weight the portfolio toward companies with strong gender diversity and leadership while maintaining desired risk characteristics.

Under normal market conditions, the Global Women’s Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that the Adviser has determined are “global women’s leaders.” To identify these companies, the Adviser constructs an investment universe by (1) ranking the companies comprising the MSCI World Index according to the Adviser’s proprietary gender leadership score; (2) excluding companies ranking in the bottom 50% of the MSCI World Index based on gender leadership scores; (3) excluding companies that fail to meet certain ESG or sustainability criteria; and (4) applying quantitative screens consisting of valuation and quality metrics. The Adviser’s gender leadership score measures a company’s gender diversity on its board and in senior management as well as a company’s policies and practices focused on advancing gender diversity, inclusion and equity in the workplace.

From this universe, the Adviser employs a systematic investment approach to select a portfolio of approximately 100 – 150 companies that the Adviser determines to be “global women’s leaders.” At least 80% of the Fund’s portfolio weight will be comprised of companies that rank in the top 25% of the MSCI World Index, as ranked by the Adviser’s gender leadership score. The Fund may own securities in the second quartile of the MSCI World Index according to the gender leadership score if, through its systematic investment process, those companies are determined by the Adviser to meet its ESG or sustainability criteria, as well as valuation and quality metrics.

Under normal market conditions, the Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Fund would normally invest at least 30% of its assets) in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Fund’s investments in securities of non-US issuers may include American Depositary Receipts, Global Depositary Receipts and Euro Depositary Receipts and generally will be diversified across multiple countries or geographic regions. The Fund’s investments in securities of non-U.S. issuers also may be denominated in currencies other than the US dollar. The Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

•	Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Growth Securities Risk The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Small- and Medium-Sized Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Currency Risk The US dollar value of your investment in the Fund may go down if the value of the local currency of the non-US markets in which the Fund invests depreciates against the US dollar.

•	Issuer Risk The value of a security may fluctuate due to factors affecting only the entity that issued the security.

As with all mutual funds, you may lose money by investing in the Global Women’s Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

Effective June 4, 2014, the Global Women’s Fund acquired the assets of Pax World Global Women’s Equality Fund, a series of Impax Funds Series Trust I, pursuant to an Agreement and Plan of Reorganization dated May 28, 2014 (the “Reorganization”). Because the Global Women’s Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Global Women’s Fund for periods prior to June 4, 2014 is that of the Predecessor Fund.

Prior to March 28, 2024, the strategy of the Global Women’s Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 28, 2024 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

The bar chart below presents the calendar year total returns for Investor Class shares of the Global Women’s Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Global Women’s Fund by showing changes in the Global Women’s Fund’s performance from year to year. All performance information shown for the Global Women’s Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Investor Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 19.75%

Worst quarter: 1st quarter 2020, -21.26%

Average Annual Total Returns The performance table below presents the average annual total returns for Institutional Class and Investor Class shares of the Global Women’s Fund. The performance table is intended to provide some indication of the risk of investing in the Global Women’s Fund by showing how the Global Women’s Fund’s average annual total returns compare with the returns of a broad-based securities market index over a one-year, five-year and ten-year period. All performance information shown for the Global Women’s Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. After-tax performance is presented only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold shares of the Global Women’s Fund through tax-advantaged arrangements (such as 401(k) plans or individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	10 Years
Investor Class[1]	PXWEX
Return Before Taxes		18.14%	9.77%	7.39%
Return After Taxes on Distributions		17.67%	9.23%	6.54%
Return After Taxes on Distributions and Sale of Fund Shares		11.04%	7.68%	5.76%
Institutional Class[1]	PXWIX
Return Before Taxes		18.41%	10.05%	7.65%
MSCI World (Net) Index (reflects no deduction for fees, expenses or taxes)[2,4]		23.79%	12.80%	8.60%
Lipper Global Multi-Cap Core Funds Index[3,4]		19.12%	10.58%	7.13%

[1]	For more recent month-end performance data, please visit www.impaxam.com or call us at 800.767.1729.
[2]	The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown “net,” which includes dividend reinvestments after deduction of foreign withholding taxes.

[3]	The Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Index Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have characteristics (i.e., price-to-earnings ratio, price-to-book ratio) that resemble the “average” of the common stocks of the MSCI World Index. The Lipper Global Multi-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator. The Lipper Global Multi-Cap Core Funds Index reflects deductions for fees and expenses of the constituent funds.
[4]	Unlike the Global Women’s Fund, the MSCI World (Net) Index and the Lipper Global Multi-Cap Core Funds Index are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in an index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the Global Women’s Fund.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Global Women’s Fund’s investments.

Portfolio Managers	Since	Title
Christine Cappabianca	2021	Portfolio Manager
Scott LaBreche	2014	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Impax International Sustainable Economy Fund

(the “International Sustainable Economy Fund”)

Summary of Key Information

Investment Objective

The International Sustainable Economy Fund’s investment objective is to seek long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class or Investor shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Annual Fund Operating Expenses	0.45%	0.70%

[1]	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class or Investor Class shares of the Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class or Investor Class shares of the Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$46	$144	$252	$567
Investor Class	$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance. During the International Sustainable Economy Fund’s most recent fiscal year, the International Sustainable Economy Fund’s portfolio turnover rate was 56% of the average value of the portfolio.

Principal Investment Strategies

The International Sustainable Economy Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of MSCI EAFE Index companies.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus any borrowings for investment purposes) in large-capitalization equity securities in non-US developed markets, including American Depository Receipts, Global Depository Receipts and Euro Depository Receipts. The Fund may take significant positions in one or more non-US developed markets, including the Asia and Pacific region and the European Union. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the U.S. dollar.

The Fund employs a systematic investment strategy that integrates proprietary and external tools and metrics in the portfolio construction process. The Fund incorporates the Impax Sustainability Lens, a tool utilized by the Adviser to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, enabling the investment team to construct a portfolio weighted towards companies that the Adviser believes present attractive opportunities and lower risks.

The Fund also utilizes ESG ratings determined by MSCI ESG Research. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against sector peers to determine their eligibility for the MSCI ESG indices and for the Fund. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to CCC (lowest). ESG research or ratings provided by MSCI ESG Research might reflect assessments that differ from those the Adviser would make.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Asian/Pacific Investment Risk Certain Asia and Pacific region economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Asia and Pacific region economies generally are dependent on the economies of Europe and the United States, especially with respect to agricultural products and natural resources. Political and social instability, deteriorating economic conditions, natural disasters and the spread of infectious disease may result in significant downturns and increased volatility in many Asia and Pacific region economies.

•	European Investment Risk The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020 (commonly referred to as “Brexit”). During an 11-month transition period, the UK and the EU agreed to a Trade and Cooperation Agreement which sets out the agreement for certain parts of the future relationship between the EU and the UK from January 1, 2021. The Trade and Cooperation Agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. In addition, from January 1, 2021, EU laws ceased to apply in the UK, and the UK government has since enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that were initially retained, with a view to those laws being replaced by domestic legislation. It is impossible to predict the consequences of these amendments on the Fund. Although one cannot predict the full effect of Brexit, it could have a significant adverse impact on UK, European and global macroeconomic conditions and could lead to prolonged political, legal, regulatory, tax and economic uncertainty.

•	Currency Risk The US dollar value of your investment in the Fund may go down if the value of the local currency of the non-US markets in which the Fund invests depreciates against the US dollar.

•	Issuer Risk The value of a security may fluctuate due to factors affecting only the entity that issued the security.

•	Medium-Sized Company Risk Securities of medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

As with all mutual funds, investors may lose money by investing in the International Sustainable Economy Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

Prior to March 31, 2021, Impax International Sustainable Economy Fund was known as Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Index Fund”) and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 31, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy. Effective March 31, 2014, the EAFE ESG Index Fund acquired the assets of Pax World International Fund, a series of Impax Funds Series Trust I, and of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, pursuant to an Agreement and Plan of Reorganization dated December 13, 2013 (the “Reorganizations”). Because the EAFE ESG Index Fund had no investment operations prior to the closing of the Reorganizations, and based on the similarity of the EAFE ESG Index Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the “Predecessor Fund”) is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the International Sustainable Economy Fund for periods prior to March 31, 2014 is that of the Predecessor Fund.

The bar chart below presents the calendar year total returns for Institutional Class shares of the International Sustainable Economy Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the International Sustainable Economy Fund by showing changes in the International Sustainable Economy Fund’s performance from year to year. All performance information shown for the International Sustainable Economy Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Institutional Class

For the periods shown in the bar chart:	Best quarter: 4th quarter 2022, 17.98%

Worst quarter: 1st quarter 2020, -21.20%

Average Annual Total Returns The performance table below presents the average annual total returns for Institutional Class and Investor Class shares of the Fund. The performance table is intended to provide some indication of the risk of investing in the Fund by showing how the Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. All performance information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. After-tax performance is presented only for Institutional Class Shares of the Fund. After-tax returns for Investor Class shares would be lower. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold shares of the Fund through tax-advantaged arrangements (such as 401(k) plans or individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	10 Years
Institutional Class[1]	PXNIX
Return Before Taxes		19.28%	8.24%	4.15%
Return After Taxes on Distributions		18.84%	7.70%	3.64%
Return After Taxes on Distributions and Sale of Fund Shares		12.12%	6.64%	3.36%
Investor Class[1,2]	PXINX
Return Before Taxes		18.92%	7.97%	3.87%
MSCI EAFE (Net) Index (reflects no deduction for fees, expenses or taxes)[3,6]		18.24%	8.16%	4.28%
MSCI EAFE ESG Leaders (Net) Index[5,6]		18.82%	8.48%	4.56%
Lipper International Large-Cap Core Funds Index[4,6]		16.82%	7.51%	3.72%

[1]	The Fund’s inception date is January 27, 2011. For more recent month-end performance data, please visit www.impaxam.com or call us at 800.767.1729.
[2]	Inception of Investor Class shares is March 31, 2014. The returns shown for Investor Class shares for the period prior to Investor Class shares inception are those of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Investor Class shares.
[3]	The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.
[4]	The Lipper International Large-Cap Core Funds Index tracks the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator. The Lipper International Large-Cap Core Funds Index reflects deductions for fees and expenses of the constituent funds.
[5]	The MSCI EAFE ESG Leaders Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

[6]	Unlike the International Sustainable Economy Fund, the MSCI EAFE Index, the MSCI EAFE ESG Leaders Index, and the Lipper International Large-Cap Core Funds Index are not investments and are not professionally managed. One cannot invest directly in any index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the International Sustainable Economy Fund.

Portfolio Managers

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Fund’s investments.

Portfolio Manager	Since	Title
Christine Cappabianca	2021	Portfolio Manager
Scott LaBreche	2015	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Impax Core Bond Fund

(the “Core Bond Fund”)

Summary of Key Information

Investment Objective

The Core Bond Fund’s investment objective is to seek income and conservation of principal.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class or Investor Class shares of the Core Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.47%	0.72%

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class or Investor Class shares of the Core Bond Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class or Investor Class shares of the Core Bond Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Core Bond Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$48	$151	$263	$591
Investor Class	$74	$230	$401	$894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Core Bond Fund’s performance. During the Core Bond Fund’s most recent fiscal year, the Core Bond Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Core Bond Fund follows a sustainable investing approach, investing in companies and issuers that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of Bloomberg US Aggregate Bond Index companies.

For corporate issuers, the Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Adviser believes present attractive opportunities and lower risks.

Under normal market conditions, the Core Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds (which provide financing to support solutions to global sustainability challenges) across the spectrum of issuers, each of which is, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor’s Ratings Group or Baa3 or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality. The Fund also may have a small allocation of high yield bonds, also commonly known as “junk bonds” (rated BB+ or lower by Standard & Poor’s Ratings Group or Ba1 or lower by Moody’s Investors Service or unrated and determined by the Adviser to be of comparable quality). Although the Fund is not constrained with respect to duration, it seeks to maintain an average duration within .50 years of the duration of the Bloomberg US Aggregate Bond Index, which had a duration of 6.2 years as of December 31, 2023.

In determining which securities to buy for the Core Bond Fund, the portfolio manager seeks to determine the most attractive asset class and establish if each security’s return is appropriate for its level of risk. In making these determinations, the portfolio manager generally performs a relative value analysis at the asset class level.

The Core Bond Fund may invest up to 45% of its assets in securities of non-US issuers, including emerging market investments.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Interest Rate Risk The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities. An increase in interest rates could decrease the price of debt securities held by the Fund and negatively impact its performance. For example, if a debt security has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the security.

•	Liquidity Risk Liquidity risk is the risk associated with a lack of marketability of investments, which may make it difficult to sell an investment at a desirable time or price. A lack of liquidity may cause the value of an investment to decline. Liquidity risk also may refer to the risk that the Fund could not meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund.

•	Credit Risk Changing economic conditions may adversely affect an obligated entity’s actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

•	US Government Securities Risk US government securities that are not issued or guaranteed by the US Treasury are generally more susceptible to loss than are securities that are so issued or guaranteed.

•	Mortgage Risk Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. When interest rates decline, underlying borrowers may pay off their loans sooner than expected, forcing the Fund to reinvest disposition proceeds at lower prevailing interest rates.

•	Reinvestment Risk Income from the Fund’s investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund’s earnings rate at that time.

•	Emerging Markets Risk Investments in emerging markets are likely to have greater exposure to the risks associated with investments in non-US securities generally. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

•	High Yield Securities Risk High yield securities (“junk bonds”) are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Investments in such securities tend to increase the Fund’s exposure to interest rate risk, credit risk and liquidity risk.

•	Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

As with all mutual funds, investors may lose money by investing in the Core Bond Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Institutional Class shares of the Core Bond Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Core Bond Fund by showing changes in the Core Bond Fund’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Institutional Class

For the periods shown in the bar chart:	Best quarter: 4th quarter 2023, 6.52%

Worst quarter: 1st quarter 2022, -5.73%

Average Annual Total Returns The performance table below presents the average annual total returns for Institutional Class and Investor Class shares of the Core Bond Fund. The performance table is intended to provide some indication of the risks of investment in the Core Bond Fund by showing how the Core Bond Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and since inception period. After-tax performance is presented only for Institutional Class shares of the Fund. After-tax returns for Investor Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-advantaged arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	Since Inception - 12/16/2016
Institutional Class[1]	PXBIX
Return Before Taxes		5.62%	0.98%	1.22%
Return After Taxes on Distributions		4.26%	(0.17%)	0.10%
Return After Taxes on Distributions and Sale of Fund Shares		3.30%	0.31%	0.49%
Investor Class[1,2]	PAXBX
Return Before Taxes		5.36%	0.73%	0.97%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[2,4]		5.53%	1.10%	1.44%
Lipper Core Bond Funds Index[3,4]		6.24%	1.55%	1.73%

[1]	The Fund’s inception date is December 16, 2016. For more recent month-end performance data, please visit www.impaxam.com or call us at 800.767.1729.
[2]	The Bloomberg US Aggregate Bond Index is a broad-based index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in the United States.
[3]	Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Index Funds Average. The Lipper Core Bond Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. The Lipper Core Bond Funds Index is not what is typically considered to be an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. The Lipper Core Bond Funds Index reflects deductions for fees and expenses of the constituent funds.
[4]	Unlike the Core Bond Fund, the Bloomberg US Aggregate Bond Index and the Lipper Core Bond Funds Index are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in any index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the Core Bond Fund.

Portfolio Manager

The following provides additional information about the individual portfolio manager who has primary responsibility for managing the Core Bond Fund’s investments.

Portfolio Manager	Since	Title
Anthony Trzcinka	2016	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Impax High Yield Bond Fund

(the “High Yield Bond Fund”)

Summary of Key Information

Investment Objectives

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the High Yield Bond Fund seeks capital appreciation.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class, Investor Class or Class A shares of the High Yield Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts for Class A shares if you and your spouse or minor children invest, or agree to invest in the future, at least $50,000 in Class A shares of the High Yield Bond Fund. More information about these and other discounts is available from your financial intermediary, under “Shareholder Guide—Sales Charges” on page 97 of this Prospectus and under “Distribution—Sales Charge Reductions and Waivers” on page 105 in the Statement of Additional Information. Investors investing in the High Yield Bond Fund through an intermediary should consult Appendix A to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class	Class A
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	4.50%
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None	1.00%[1]

	Institutional Class	Investor Class	Class A
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.25%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	0.68%	0.93%	0.93%

[1]	This charge applies to investors who purchase $1 million or more of Class A shares without an initial sales charge and redeem them within 18 months of purchase, with certain exceptions. See “Shareholder Guide—Sales Charges.”

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class, Investor Class or Class A shares of the High Yield Bond Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class, Investor Class or Class A shares of the High Yield Bond Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the High Yield Bond Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$69	$218	$379	$847
Investor Class	$95	$296	$515	$1,143
Class A	$541	$733	$942	$1,542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the High Yield Bond Fund’s performance. During the High Yield Bond Fund’s most recent fiscal year, the High Yield Bond Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The High Yield Bond Fund follows a sustainable investing approach, investing in companies and issuers that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of ICE BofA Merrill Lynch US High Yield-Cash Pay-BB-B (Constrained 2%) Index companies.

For corporate issuers, the Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Adviser believes present attractive opportunities and lower risks.

Under normal market conditions, the High Yield Bond Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes or debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.” The Fund may invest in securities of any maturity. The High Yield Bond Fund may, on a short-term basis pending longer term investment, invest in exchange traded funds that invest primarily in high-yield securities. The High Yield Bond Fund treats these short-term investments as high-yield, fixed income securities for purposes of its 80% policy.

In determining which securities to buy for the High Yield Bond Fund, the portfolio managers seek to establish if each security’s return is appropriate for its level of risk.

In making this determination, the portfolio managers generally perform fundamental credit analysis. The High Yield Bond Fund may invest up to 40% of its assets in securities of non-US issuers, including investments in emerging markets.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Interest Rate Risk The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities. An increase in interest rates could decrease the price of debt securities held by the Fund and negatively impact its performance. For example, if a debt security has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the security.

•	Liquidity Risk Liquidity risk is the risk associated with a lack of marketability of investments, which may make it difficult to sell an investment at a desirable time or price. A lack of liquidity may cause the value of an investment to decline. Liquidity risk also may refer to the risk that the Fund could not meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund.

•	Credit Risk Changing economic conditions may adversely affect an obligated entity’s actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•	Reinvestment Risk Income from the Fund’s investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund’s earnings rate at that time.

•	Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	High Yield Securities Risk High-yield securities (“junk bonds”) are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Investments in such securities tend to increase the Fund’s exposure to interest rate risk, credit risk and liquidity risk.

•	Emerging Markets Risk Investments in emerging markets are likely to have greater exposure to the risks associated with investments in non-US securities generally. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

•	Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

As with all mutual funds, investors may lose money by investing in the High Yield Bond Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Investor Class shares of the High Yield Bond Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the High Yield Bond Fund by showing changes in the High Yield Bond Fund’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Investor Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 8.66%

Worst quarter: 2nd quarter 2022, -10.70%

Average Annual Total Returns The performance table below presents the average annual total returns for Investor Class, Class A and Institutional Class shares of the High Yield Bond Fund. The performance table is intended to provide some indication of the risks of investment in the High Yield Bond Fund by showing how the High Yield Bond Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax performance is presented only for Investor Class shares for the Fund. After-tax returns for Class A and Institutional Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-advantaged arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	10 Years
Investor Class	PAXHX
Return Before Taxes		11.09%	4.15%	2.94%
Return After Taxes on Distributions		8.59%	2.13%	0.74%
Return After Taxes on Distributions and Sale of Fund Shares		6.48%	2.33%	1.24%
Class A1	PXHAX
Return Before Taxes		11.08%	4.16%	2.96%
Institutional Class	PXHIX
Return Before Taxes		11.39%	4.41%	3.21%
ICE BofA Merrill Lynch US High Yield-Cash Pay-BB-B (Constrained 2%) Index (reflects no deduction for fees, expenses or taxes)[2,4]		12.55%	5.19%	4.53%
Lipper High Yield Bond Funds Index[3,4]		12.34%	5.03%	4.04%

[1]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.
[2]	The ICE BofA Merrill Lynch US High Yield—Cash Pay—BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.
[3]	The Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Yield Bond Funds Index is not what is typically considered an “index” because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. The Lipper High Yield Bond Funds Index reflects deductions for fees and expenses of the constituent funds.
[4]	Unlike the High Yield Bond Fund, the ICE BofA Merrill Lynch US High Yield—Cash Pay—BB-B (Constrained 2%) Index and the Lipper High Yield Bond Funds Index are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in any index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the High Yield Bond Fund.

Portfolio Managers

The following provides additional information about the portfolio managers who have primary responsibility for managing the High Yield Bond Fund’s investments.

Portfolio Managers	Since	Title
Peter Schwab	2015	Portfolio Manager
Kent Siefers	2009	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Impax Sustainable Allocation Fund

(the “Sustainable Allocation Fund”)

Summary of Key Information

Investment Objectives

The Sustainable Allocation Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Sustainable Allocation Fund seeks long-term growth of capital.

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Class or Investor Class shares of the Sustainable Allocation Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees Paid Directly From Your Investment)

	Institutional Class	Investor Class
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of original purchase price or net asset value)	None	None

	Institutional Class	Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Acquired Fund Fees and Expenses[2]	0.62%	0.62%
Total Annual Fund Operating Expenses	0.67%	0.92%

[1]	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.
[2]	Acquired Fund Fees and Expenses (“AFFEs”) represent expenses indirectly borne by the Fund through its investment in other investment companies.

Example of Expenses

This example is intended to help you compare the cost of investing in Institutional Class or Investor Class shares of the Sustainable Allocation Fund with the cost of investing in other mutual funds.

The table assumes that an investor invests $10,000 in Institutional Class or Investor Class shares of the Sustainable Allocation Fund for the time periods indicated and then redeems all of his or her shares at the end of those periods. The table also assumes that the investment has a 5% return each year, that all dividends and distributions are reinvested and that the Sustainable Allocation Fund’s operating expenses remain the same throughout those periods. Although an investor’s actual expenses may be higher or lower than those shown in the table, based on these assumptions his or her expenses would be:

	1 year	3 years	5 years	10 years
Institutional Class	$68	$214	$373	$835
Investor Class	$94	$293	$509	$1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Sustainable Allocation Fund’s performance. During the Sustainable Allocation Fund’s most recent fiscal year, the Sustainable Allocation Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Sustainable Allocation Fund follows a sustainable investing approach, using a multi-asset allocation process to invest in underlying Impax funds which in turn invest in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrate environmental, social and governance (ESG) analysis into portfolio construction and manage portfolios within certain risk parameters (e.g., sector and regional exposure) relative to the underlying funds’ benchmark indices.

The Sustainable Allocation Fund uses a team approach to allocate among multiple funds managed by the Adviser (“Underlying Funds”) in order to seek to achieve its investment objectives. The Adviser will allocate the Fund’s assets among Underlying Funds in its sole discretion. Under normal market conditions, the Sustainable Allocation Fund expects to invest (indirectly through the use of Underlying Funds) approximately 50–75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25–50% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Sustainable Allocation Fund’s multi-asset ESG strategy is designed to achieve lower volatility by combining complementary investment approaches. Allocation of assets among Underlying Funds is based on such factors as prudent diversification principles, the Adviser’s general market outlooks (both domestic and global), historical performance, valuations and other economic factors. The Adviser may periodically adjust asset allocations to favor those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective. The Adviser may periodically adjust the Fund’s asset allocations at any time without notice to shareholders and without shareholder approval.

With respect to the fixed income portion of the portfolio, the Sustainable Allocation Fund may, through Underlying Funds, be indirectly invested in (i) securities issued by the US government, its agencies and instrumentalities, (ii) corporate bonds and asset-backed securities of all types (including mortgage-backed securities), and (iii) securities of foreign issuers. The Fund may indirectly hold fixed income securities of any rating, including junk bonds (e.g., securities rated lower than BBB- by Standard & Poor’s Ratings Group or Baa3 by Moody’s Investors Service or unrated securities of comparable quality as determined by the Adviser), though it is not currently anticipated that the Fund will indirectly hold more than 20% of its assets in junk bonds. The Fund may invest in securities of any maturity. The Underlying Funds to be utilized for the fixed income portion of the Fund may include, but are not limited to, Impax Core Bond Fund and Impax High Yield Bond Fund.

With respect to the equity portion of its investment portfolio, the Fund may, through Underlying Funds, be indirectly invested in securities of companies with any market capitalization. The Underlying Funds to be utilized for the equity portion of the Fund may include, but are not limited to, Impax Large Cap Fund, Impax Small Cap Fund, Impax Global Sustainable Infrastructure Fund, Impax Global Opportunities Fund, Impax Global Environmental Markets Fund, Impax Ellevate Global Women’s Leadership Fund and Impax International Sustainable Economy Fund.

The Sustainable Allocation Fund’s portfolio managers use both qualitative analysis and quantitative techniques when allocating the Sustainable Allocation Fund’s assets between equity securities and debt securities.

The Sustainable Allocation Fund may, through Underlying Funds, indirectly invest up to 45% of its assets in securities of non-US issuers, including emerging market investments and American Depositary Receipts (“ADRs”), but may indirectly invest no more than 25% of its assets in securities of non-US issuers other than ADRs.

The Sustainable Allocation Fund may also, for cash management purposes, invest in unaffiliated exchange-traded funds (“ETFs”) pending reinvestment of such assets in Underlying Funds.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Principal Risks

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

•	Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

•	Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

•	Interest Rate Risk The value of debt securities tends to decrease when nominal interest rates rise. Longer-duration securities tend to be more sensitive to interest rate changes, and thus more volatile, than shorter-duration securities. An increase in interest rates could decrease the price of debt securities held by the Fund and negatively impact its performance. For example, if a debt security has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the security.

•	Liquidity Risk Liquidity risk is the risk associated with a lack of marketability of investments, which may make it difficult to sell an investment at a desirable time or price. A lack of liquidity may cause the value of an investment to decline. Liquidity risk also may refer to the risk that the Fund could not meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund.

•	Credit Risk Changing economic conditions may adversely affect an obligated entity’s actual or perceived ability to pay interest or principal on a fixed income security when due, which in turn can adversely affect the price of or income derived from the security.

•	Allocation Risk The allocation techniques and decisions of the investment adviser may not produce the desired results.

•	US Government Securities Risk US government securities that are not issued or guaranteed by the US Treasury are generally more susceptible to loss than are securities that are so issued or guaranteed.

•	Mortgage Risk Mortgage related securities tend to become more sensitive to interest rate changes as interest rates rise, increasing their volatility. When interest rates decline, underlying borrowers may pay off their loans sooner than expected, forcing the Fund to reinvest disposition proceeds at lower prevailing interest rates.

•	Reinvestment Risk Income from the Fund’s investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund’s earnings rate at that time.

•	Growth Securities Risk The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

•	Small- and Medium-Sized Capitalization Company Risk Securities of small- and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

•	Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

•	Emerging Markets Securities Risk Emerging market securities are likely to have greater exposure to Non-US Securities Risk. In addition, emerging markets generally have less developed economies and securities markets, are more prone to rapid social, political and economic changes, have a higher risk of currency devaluation and have more volatile inflation rates than more developed countries.

•	Underlying Funds and ETFs Risk Investments in shares of Underlying Funds and ETFs are subject to the fees, expenses and risks of those Underlying Funds or ETFs. If an Underlying Fund or ETF seeks to track the performance of an index, the value of the Fund’s investment in such Underlying Fund or ETF also would fluctuate with the value of the index. The Adviser has a conflict of interest in selecting investments for the Fund because the Underlying Funds, unlike unaffiliated ETFs, pay fees to the Adviser, and the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds.

•	Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

As with all mutual funds, investors may lose money by investing in the Sustainable Allocation Fund.

The foregoing descriptions are only summaries. Please see “About the Funds—Principal Risks” on page 80 for more detailed descriptions of the foregoing risks.

Performance Information

The bar chart below presents the calendar year total returns for Investor Class shares of the Sustainable Allocation Fund before taxes. The bar chart is intended to provide some indication of the risk of investing in the Sustainable Allocation Fund by showing changes in the Sustainable Allocation Fund’s performance from year to year. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

Investor Class

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 12.96%

Worst quarter: 1st quarter 2020, -10.79%

Average Annual Total Returns The performance table below presents the average annual total returns for Investor Class and Institutional Class shares of the Sustainable Allocation Fund. The performance table is intended to provide some indication of the risks of investment in the Sustainable Allocation Fund by showing how the Sustainable Allocation Fund’s average annual total returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds, each over a one-year, five-year and ten-year period. After-tax performance is presented only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares may vary. After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-advantaged arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

		Periods ended December 31, 2023
Share Class	Ticker Symbol	1 Year	5 Years	10 Years
Investor Class[1]	PAXWX
Return Before Taxes		13.17%	8.91%	6.57%
Return After Taxes on Distributions		12.09%	7.54%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares		8.24%	6.88%	4.94%
Institutional Class[1]	PAXIX
Return Before Taxes		13.44%	9.18%	6.84%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2,6]		26.29%	15.69%	12.03%
Blended Index (reflects no deduction for fees, expenses or taxes)[3,4,6]		17.67%	9.98%	8.09%
Morningstar Moderate Allocation[5,6]		13.78%	8.16%	6.07%

[1]	For more recent month-end performance data, please visit www.impaxam.com or call us at 800.767.1729
[2]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.
[3]	The Blended Index is composed of 60% S&P 500 Index/40% Bloomberg US Aggregate Bond Index.
[4]	The Bloomberg US Aggregate Bond Index is a broad-based index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in the United States.
[5]	Morningstar Allocation – 50% to 70% Equity seeks to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.
[6]	Unlike the Sustainable Allocation Fund, the S&P 500 Index, the Bloomberg US Aggregate Bond Index and the Morningstar Moderate Allocation are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in any index.

Investment Adviser

Impax Asset Management LLC (“IAM” or the “Adviser”) is the investment adviser for the Sustainable Allocation Fund.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Sustainable Allocation Fund’s investments.

Portfolio Managers	Since	Title
Andrew Braun	2017	Portfolio Manager
Kirsteen Morrison	2022	Portfolio Manager
Nathan Moser	2015	Portfolio Manager
Peter Schwab	2017	Portfolio Manager
Anthony Trzcinka	2005	Portfolio Manager

For important information about the purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to “Important Additional Information About the Funds” on page 68.

Important Additional Information About
the Funds

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight delivery (Impax Funds, c/o BNYM, Attention: 534463, 500 Ross Street, 154-0520, Pittsburgh, PA 15262), by mail (Impax Funds, P.O. Box 534463, Pittsburgh, PA 15253-4463), by telephone (1-800-372-7827) or via the internet at www.impaxam.com.

The Funds’ initial and subsequent investment minimums generally are as follows. Your financial intermediary may have set higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$250,000	None
Investor Class	$1,000	$50
Class A	$1,000	$50

Taxes

The Funds intend to make distributions that generally will be taxable to shareholders as ordinary income, qualified dividend income or capital gains, unless you are a tax-exempt investor or otherwise invest through a tax-advantaged account, such as an IRA or 401(k) plan. If you invest through a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Impax Asset Management LLC (“IAM” or the “Adviser”), the Funds’ distributor and their affiliates may pay the financial intermediary for the sale of shares of the Fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

About the Funds

Investment Objectives and Strategies

Each Fund’s investment objective may be changed by the Board of Trustees without a vote of shareholders.

Each Fund that has adopted a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in the particular type of investment suggested by its name may count derivatives towards compliance with such policy.

Impax Large Cap Fund

Investment Objective

The Large Cap Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The Large Cap Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of S&P 500 Index companies.

The Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Adviser believes present attractive opportunities and lower risks.

The Fund’s investment team also utilizes the Impax Systematic ESG Rating, a fundamental, bottom-up rating by the Adviser of a company’s ESG profile. The rating emphasizes management of ESG-related risks, incorporates ESG trends (taking into account progress or regression in a company’s ESG profile) and takes into account any involvement by the company in significant ESG-related controversies.

Under normal market conditions, the Large Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of Standard & Poor’s 500 Index as measured by market capitalization. As of December 31, 2023, Standard & Poor’s 500 Index included companies with market capitalizations ranging from approximately $6.499 billion to $2,994.371 billion.

The Large Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Adviser has determined are financially material. The portfolio managers attempt to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The Fund may take significant positions in one or more sectors, including the information technology sector. The Large Cap Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may invest in real estate investment trusts and buy stocks in any sector or industry. The portfolio managers currently expect that the Fund typically will hold between 30 and 60 securities positions.

The Large Cap Fund may sell a security when it becomes overvalued or when an event, such as a disappointing earnings report or adverse changes in a company’s management or industry position, is perceived by the portfolio manager to lessen its attractiveness. The Large Cap Fund may also sell a security in response to adverse market conditions, to rebalance the Fund’s portfolio, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

The Large Cap Fund may invest up to 45% of its assets in securities of non-US issuers, including American Depositary Receipts (“ADRs”). The Large Cap Fund may invest no more than 25% of its assets in securities of non-US issuers other than ADRs. The Large Cap Fund’s investments in securities of non-US issuers may include investments in emerging markets. An emerging markets issuer is one that is considered to be economically tied to an emerging market country because its securities are principally traded on the country’s securities markets, or because the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country.

In response to unfavorable market and other conditions, the Large Cap Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Large Cap Fund may not achieve its investment objective if it does so.

The Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax Small Cap Fund

Investment Objectives

The Small Cap Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The Small Cap Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of Russell 2000 Index companies.

The Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Adviser believes present attractive opportunities and lower risks.

Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization. As of December 31, 2023, the Russell 2000 Index included companies with market capitalizations from approximately $24.536 million to $15.876 billion.

The Small Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Adviser has determined are financially material. The portfolio manager attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The portfolio manager also looks for strong management teams that exhibit a high degree of innovation and motivation to grow their business. The Fund may take significant positions in one or more sectors, including, the financial services sector. The Small Cap Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Moreover, it may invest in real estate investment trusts and buy stocks in any sector or industry.

The Small Cap Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

The Small Cap Fund may invest up to 45% of its assets in securities of non-US issuers, including American Depositary Receipts (“ADRs”). The Small Cap Fund may invest no more than 25% of its assets in securities of non-US issuers other than ADRs. The Small Cap Fund’s investments in securities of non-US issuers, if any, may be diversified across multiple countries or geographic regions, or may be focused in a single country or geographic region.

In response to unfavorable market or other conditions, the Small Cap Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Small Cap Fund may not achieve its investment objective if it does so.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax US Sustainable Economy Fund

Investment Objective

The US Sustainable Economy Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The US Sustainable Economy Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of Russell 1000 Index companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large-capitalization US equity securities. The Fund also may invest up to 20% of its assets in non-US issuers, including emerging market investments and American Depository Receipts (ADRs). An emerging markets issuer is one that is considered to be economically tied to an emerging market country because its securities are principally traded on the country’s securities markets, or because the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country.

The Fund employs a systematic investment strategy that integrates proprietary and external tools and metrics in the portfolio construction process. The Fund incorporates the Impax Sustainability Lens, a tool utilized by the Adviser to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, enabling the investment team to construct a portfolio weighted towards companies that the Adviser believes present attractive opportunities and lower risks. The Fund may invest in real estate investment trusts and may take significant positions in one or more sectors, including the information technology sector.

The Fund also utilizes the Impax Systematic ESG Rating, a fundamental, bottom-up rating by the Adviser of a company’s ESG profile. The rating emphasizes management of ESG-related risks, incorporates ESG trends (taking into account progress or regression in a company’s ESG profile) and takes into account any involvement by the company in significant ESG-related controversies.

The Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax Global Sustainable Infrastructure Fund

Investment Objective

The Global Sustainable Infrastructure Fund’s investment objective is capital appreciation and income.

Principal Investment Strategies

The Global Sustainable Infrastructure Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to provide infrastructure essential for the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of FTSE Global Infrastructure Opportunities Index companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that the Adviser determines derive significant revenues (i.e., at least 20% of revenues) from owning, operating, developing or distributing sustainable infrastructure-related goods, services or assets. The Adviser defines “sustainable infrastructure” to mean infrastructure that conserves, enables or increases access to vital resources such as clean energy, water, food and agriculture, including resource and waste management, as well as other societal resources such as healthcare, education, finance, transportation, and data and communications that advance social well-being. From this sustainable infrastructure universe, the Fund’s Adviser selects portfolio companies for the Fund on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Adviser has determined are financially material. The Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

Under normal market conditions, the Fund will invest in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. An emerging markets issuer is one that is considered to be economically tied to an emerging market country because its securities are principally traded on the country’s securities markets, or because the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The Fund may invest in real estate investment trusts. The Fund’s investments may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Fund will normally have investments in a minimum of three countries other than the United States. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the US dollar. The Fund may take significant positions in one or more sectors, including the industrials and utilities sectors. While the Fund is not limited to equity securities that pay dividends, the Adviser expects that the Fund’s portfolio will normally have a higher dividend yield than the broader equity market.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

The Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

In response to unfavorable market or other conditions, the Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Fund may not achieve its investment objective if it does so.

For more information about the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax Global Opportunities Fund

Investment Objective

The Global Opportunities Fund’s investment objective is to seek long-term growth of capital by investing in companies benefiting from the transition to a more sustainable global economy.

Principal Investment Strategies

The Global Opportunities Fund follows a sustainable investing approach, investing in companies that the Sub-Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of MSCI ACWI Index companies.

The Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Sub-Adviser believes present attractive opportunities and lower risks.

Under normal market conditions, the Global Opportunities Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that its Adviser or Sub-Adviser believe will benefit from the transition to a more sustainable global economy – the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well positioned to benefit from or avoid the risks associated with this transition. Under normal market conditions, the Global Opportunities Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. An emerging markets issuer is one that is considered to be economically tied to an emerging market country because its securities are principally traded on the country’s securities markets, or because the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The Adviser and Sub-Adviser currently expect that the Fund typically will hold between 35 and 45 securities positions.

The Global Opportunities Fund’s Sub-Adviser selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Sub-Adviser has determined are financially material. The Sub-Adviser attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The Global Opportunities Fund seeks to invest in companies with sustainable competitive advantages, track records of consistent returns on investment, and where the Fund’s Sub-Adviser believes a company’s attractive, bottom-up financial characteristics and long-term opportunities are not reflected in its share price. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The Global Opportunities Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.

The Global Opportunities Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

The Global Opportunities Fund may invest without limit in securities of non-US issuers. The Global Opportunities Fund’s investments in securities of non-US issuers may include investments in emerging markets and may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Fund will normally have investments in a minimum of three countries other than the United States. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the US dollar.

In response to unfavorable market or other conditions, the Global Opportunities Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Global Opportunities Fund may not achieve its investment objective if it does so.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax Global Environmental Markets Fund

Investment Objective

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy management & efficiency; transportation solutions; water infrastructure & technologies; environmental services & resources; resource efficiency & waste management; digital infrastructure; and sustainable food & agriculture.

Principal Investment Strategies

The Global Environmental Markets Fund follows a sustainable investing approach, investing in companies that the Sub-Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of MSCI ACWI Index companies. The Global Environmental Markets Fund seeks to invest in companies with positive overall environmental performance and whose products or services help other companies and countries improve their environmental performance. The Fund seeks to avoid investing in companies with significant environmental problems or worsening environmental profiles and applies avoidance criteria on environmental issues similar to those of the other Impax Funds.

Under normal market conditions, the Global Environmental Markets Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy management & efficiency; transportation solutions; water infrastructure & technologies; environmental services & resources; resource efficiency & waste management; digital infrastructure; and sustainable food & agriculture. Under normal market conditions, the Global Environmental Markets Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. An emerging markets issuer is one that is considered to be economically tied to an emerging market country because its securities are principally traded on the country’s securities markets, or because the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country.

The Global Environmental Markets Fund’s Sub-Adviser selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Sub-Adviser has determined are financially material. The Sub-Adviser attempts to identify companies for possible investment by analyzing their valuations and growth prospects based on their market and competitive position, financial condition and economic, political and regulatory environment. The following characteristics may also be considered in analyzing the attractiveness of such companies: valuation factors such as price-to-earnings ratio; price-to-book ratio and/or price-to-cash flow ratio; a healthy balance sheet; overall financial strength; and catalysts for changes that improve future earnings prospects. The Global Environmental Markets Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.

The Global Environmental Markets Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

The Global Environmental Markets Fund may invest without limit in securities of non-US issuers. The Global Environmental Markets Fund’s investments in securities of non-US issuers may include investments in emerging markets and may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Global Environmental Markets Fund will normally have investments in a minimum of three countries other than the United States. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the US dollar.

In response to unfavorable market or other conditions, the Global Environmental Markets Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Global Environmental Markets Fund may not achieve its investment objective if it does so.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax Global Social Leaders Fund

Investment Objective

The Global Social Leaders Fund’s investment objective is to seek long term growth of capital.

Principal Investment Strategies

The Global Social Leaders Fund seeks to invest in companies around the world whose products or services address societal challenges, including meeting basic needs, broadening economic participation and improving quality of life, and that demonstrate positive behaviors through policies and programs that foster diverse, inclusive and equitable workplace cultures.  From this universe, the Sub-Adviser selects portfolio companies for the Fund that it determines are best positioned to deliver long-term growth of capital.

The Global Social Leaders Fund follows a sustainable investing approach, investing in companies that the Sub-Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (“ESG”) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of MSCI ACWI Index companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that the Fund’s Sub-Adviser has determined are “social leaders.” To identify social leaders, the Fund’s Sub-Adviser identifies a universe of companies that it has determined (1) derive significant revenues (i.e., at least 20% of revenues) from “social markets,” meaning products or services that address societal challenges, including meeting basic needs, such as food, water, and shelter, or essential services, such as transportation and utilities; broadening economic participation by enabling access to education, jobs, financial services and/or digital services; or improving quality of life through accessible and affordable health care and wellness; and (2) also demonstrate positive behaviors through policies and programs that foster diverse, inclusive and equitable workplace cultures. From this universe, the Fund’s Sub-Adviser selects portfolio companies for the Fund that it determines to be social leaders on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of ESG factors that the Fund’s Sub-Adviser has determined are financially material. The Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

Under normal market conditions, the Global Social Leaders Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets. An emerging markets issuer is one that is considered to be economically tied to an emerging market country because its securities are principally traded on the country’s securities markets, or because the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The Fund’s investments may be diversified across multiple countries or geographic regions, or may be focused on a select geographic region, although the Fund will normally have investments in a minimum of three countries other than the United States. The Fund’s investments in securities of non-US issuers may be denominated in currencies other than the US dollar.

The Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Sub-Adviser’s ESG standards.

In response to unfavorable market or other conditions, the Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Fund may not achieve its investment objective if it does so.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax Ellevate Global Women’s Leadership Fund

Investment Objective

The Global Women’s Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The Global Women’s Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (“ESG”) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of MSCI World Index companies.

The Global Women’s Fund seeks to construct a universe of companies around the world that advance and empower women through gender diversity on boards and in senior management, and that promote gender equity in the workplace through policies and practices focused on advancing gender diversity, inclusion and equity. From this universe, the Adviser selects portfolio companies for the Fund using a systematic process that strives to weight the portfolio toward companies with strong gender diversity and leadership while maintaining desired risk characteristics.

Under normal market conditions, the Global Women’s Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that the Adviser has determined are “global women’s leaders.” To identify these companies, the Adviser constructs an investment universe by (1) ranking the companies comprising the MSCI World Index according to the Adviser’s proprietary gender leadership score; (2) excluding companies ranking in the bottom 50% of the MSCI World Index based on gender leadership scores; (3) excluding companies that fail to meet certain ESG or sustainability criteria; and (4) applying quantitative screens consisting of valuation and quality metrics. The Adviser’s gender leadership score measures a company’s gender diversity on its board and in senior management as well as a company’s policies and practices focused on advancing gender diversity, inclusion and equity in the workplace.

From this universe, the Adviser employs a systematic investment approach to select a portfolio of approximately 100 – 150 companies that the Adviser determines to be “global women’s leaders.” At least 80% of the Fund’s portfolio weight will be comprised of companies that rank in the top 25% of the MSCI World Index, as ranked by the Adviser’s gender leadership score. The Fund may own securities in the second quartile of the MSCI World Index according to the gender leadership score if, through its systematic investment process, those companies are determined by the Adviser to meet its ESG or sustainability criteria, as well as valuation and quality metrics.”

Under normal market conditions, the Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Fund would normally invest at least 30% of its assets) in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Fund’s investments in securities of non-US issuers may include American Depositary Receipts, Global Depositary Receipts and Euro Depositary Receipts and generally will be diversified across multiple countries or geographic regions. The Fund’s investments in securities of non-U.S. issuers also may be denominated in currencies other than the US dollar. The Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry, and it is not limited to investing in securities of a specific market capitalization.

The Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax International Sustainable Economy Fund

Investment Objective

The International Sustainable Economy Fund’s investment objective is to seek long-term growth of capital.

Principal Investment Strategies

The International Sustainable Economy Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of MSCI EAFE Index companies. Under normal market conditions, the Fund invests more than 80% of its net assets (plus any borrowings for investment purposes) in large-capitalization equity securities in non-US developed markets, including American Depository Receipts, Global Depository Receipts and Euro Depository Receipts. The Fund may take significant positions in one or more non-US developed markets, including countries in the Asia and Pacific region and the European Union. The Fund’s investments in securities of non-U.S. issuers may be denominated in currencies other than the US dollar.

The Fund employs a systematic investment strategy that integrates proprietary and external tools and metrics in the portfolio construction process. The Fund incorporates the Impax Sustainability Lens, a tool utilized by the Adviser to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, enabling the investment team to construct a portfolio weighted towards companies that the Adviser believes present attractive opportunities and lower risks.

The Fund also utilizes ESG ratings determined by MSCI ESG Research. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against sector peers to determine their eligibility for the MSCI ESG indices and for the Fund. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 9-point scale from AAA (highest) to CCC (lowest). ESG research or ratings provided by MSCI ESG Research might reflect assessments that differ from those the Adviser would make.

The Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax Core Bond Fund

Investment Objective

The Core Bond Fund’s investment objective is to seek income and conservation of principal.

Principal Investment Strategies

The Core Bond Fund follows a sustainable investing approach, investing in companies and issuers that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of Bloomberg US Aggregate Bond Index companies.

For corporate issuers, the Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Adviser believes present attractive opportunities and lower risks.

Under normal market conditions, the Core Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds (which provide financing to support solutions to global sustainability challenges) across the spectrum of issuers, each of which is, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor’s Ratings Group or Baa3 or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality. The Fund also may have a small allocation of high yield bonds, also commonly known as “junk bonds” (rated BB+ or lower by Standard & Poor’s Ratings Group or Ba1 or lower by Moody’s Investors Service or unrated and determined by the Adviser to be of comparable quality). Although the Fund is not constrained with respect to duration, it seeks to maintain an average duration within .50 years of the duration of the Bloomberg US Aggregate Bond Index, which had a duration of 6.20 years as of December 31, 2023.

In determining which securities to buy for the Core Bond Fund, the portfolio manager seeks to determine the most attractive asset class and establish if each security’s return is appropriate for its level of risk. In making these determinations, the portfolio manager generally performs a relative value analysis at the asset class level. At the security level, various types of analyses are used, including fundamental corporate credit analysis, asset-backed prepayment analysis, municipal economic analyses and other analysis that explore issues such as supply and demand. Top-down analysis is also used in determining which countries, sectors and other factors may provide investment opportunities.

The Core Bond Fund may sell a security if any of the original reasons for purchase have changed such as a decline in fundamentals, risk/reward profile, management credibility or if the issuer no longer meets the Adviser’s ESG standards.

The Core Bond Fund may invest up to 45% of its assets in securities of non-US issuers, including emerging market investments. An emerging markets issuer is one that is considered to be economically tied to an emerging market country because its securities are principally traded on the country’s securities markets, or because the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country.

Although the Core Bond Fund seeks conservation of principal, no assurance can be given that the Fund will achieve this objective, and an investment in the Fund involves the risk of loss.

In response to unfavorable market and other conditions, the Core Bond Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in cash and cash equivalents. The Core Bond Fund may not achieve its investment objectives if it does so.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax High Yield Bond Fund

Investment Objectives

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the High Yield Bond Fund seeks capital appreciation.

Principal Investment Strategies

The High Yield Bond Fund follows a sustainable investing approach, investing in companies and issuers that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating environmental, social and governance (ESG) analysis into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of ICE BofA Merrill Lynch US High Yield-Cash Pay-BB-B (Constrained 2%) Index companies.

For corporate issuers, the Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Adviser believes present attractive opportunities and lower risks.

Under normal market conditions, the High Yield Bond Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in high-yield, fixed income securities (such as bonds, notes or debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.” The Fund may invest in securities of any maturity. The High Yield Bond Fund may, on a short-term basis pending longer term investment, invest in exchange traded funds that invest primarily in high-yield securities. The High Yield Bond Fund treats these short-term investments as high-yield, fixed income securities for purposes of its 80% policy.

In determining which securities to buy for the High Yield Bond Fund, the portfolio managers seek to establish if each security’s return is appropriate for its level of risk. In making this determination, the portfolio managers generally perform fundamental credit analysis using a bottom-up approach by reviewing revenue, margin, leverage, and cash flow trends; relative value, liquidity, and financial history of the issuer, among other things. Top-down analysis is also used in determining which countries, sectors and other factors may provide investment opportunities.

In addition, competitive strength of the company and quality of management are considered. Lastly, the portfolio managers review outside research by analysts, economists, and ratings agencies.

In deciding whether to sell a security, the portfolio managers may consider if any of the original reasons for purchase have changed such as a decline in fundamentals, risk/reward profile, management credibility and if the issuer no longer meets the Adviser’s ESG standards.

The High Yield Bond Fund may invest up to 40% of its assets in securities of non-US issuers, including investments in emerging markets. An emerging markets issuer is one that is considered to be economically tied to an emerging market country because its securities are principally traded on the country’s securities markets, or because the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country.

In response to unfavorable market and other conditions, the High Yield Bond Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The High Yield Bond Fund may not achieve its investment objectives if it does so.

The Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Impax Sustainable Allocation Fund

Investment Objectives

The Sustainable Allocation Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Sustainable Allocation Fund seeks long-term growth of capital.

Principal Investment Strategies

The Sustainable Allocation Fund follows a sustainable investment approach, using a multi-asset allocation process to invest in underlying Impax funds which in turn invest in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrate environmental, social and governance (ESG) analysis into portfolio construction and manage portfolios within certain risk parameters (e.g., sector and regional exposure) relative to the underlying funds’ benchmark indices. The Sustainable Allocation Fund uses a team approach to allocate among multiple affiliated funds managed by the Adviser (“Underlying Funds”) in order to seek to achieve its investment objectives. The Adviser will allocate the Fund’s assets among Underlying Funds in its sole discretion. Under normal market conditions, the Sustainable Allocation Fund expects to invest (indirectly through the use of Underlying Funds) approximately 50–75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25–50% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Sustainable Allocation Fund’s multi-asset ESG strategy is designed to achieve lower volatility by combining complementary investment approaches. Allocation of assets among Underlying Funds is based on such factors as prudent diversification principles, the Adviser’s general market outlooks (both domestic and global), historical performance, valuations and other economic factors. The Adviser may periodically adjust asset allocations to favor those Underlying Funds that it believes will provide the most favorable outlook for achieving the Fund’s investment objective. The Adviser may periodically adjust the Fund’s asset allocations at any time without notice to shareholders and without shareholder approval.

With respect to the equity portion of its investment portfolio, the Sustainable Allocation Fund may, through Underlying Funds, be indirectly invested in securities of companies with any market capitalization. The large cap portion of its equity portfolio, to which the portfolio management team intends to allocate a majority of its equity assets, is focused on identifying attractively valued stocks with strong prospects, with a keen awareness of the risks and opportunities arising from the transition to a more sustainable global economy, and that the portfolio management team believes offer competitive risk-adjusted returns over the long term. This portion of the portfolio may include investments in Underlying Funds that focus on dividend paying securities that the Adviser believes to offer above average growth potential while offering the potential for reduced volatility. The Fund also holds a portion of its equity assets in Underlying Funds that focus their investments on securities of mid- and small-cap companies that the management team believes to be attractively valued and have the potential to produce superior risk-adjusted returns over the long term. The Underlying Funds to be utilized for the equity portion of the Fund may include, but are not limited to, Impax Large Cap Fund, Impax Small Cap Fund, Impax Global Sustainable Infrastructure Fund, Impax Global Opportunities Fund, Impax Global Environmental Markets Fund, Impax Ellevate Global Women’s Leadership Fund and Impax International Sustainable Economy Fund.

With respect to the fixed income portion of the portfolio, the Sustainable Allocation Fund may, through Underlying Funds, be indirectly invested in (i) securities issued or guaranteed by the US government or its agencies and instrumentalities, (ii) corporate bonds and asset-backed securities of all types (including mortgage-backed securities), and (iii) securities of foreign issuers. The Fund may indirectly hold fixed income securities of any rating, including junk bonds (e.g., securities rated lower than BBB- by Standard & Poor’s Ratings Group or Baa3 by Moody’s Investors Service or unrated securities of comparable quality as determined by the Adviser), though it is not currently anticipated that the Fund will indirectly hold more than 20% of its assets in junk bonds. The Fund may invest in securities of any maturity. The Underlying Funds to be utilized for the fixed income portion of the Fund may include, but are not limited to, Impax Core Bond Fund and Impax High Yield Bond Fund.

The Sustainable Allocation Fund’s portfolio managers use both qualitative analysis and quantitative techniques when allocating the Sustainable Allocation Fund’s assets between Underlying Funds investing in equity securities and debt securities within the above-described ranges. The Sustainable Allocation Fund’s portfolio managers may (but are not required to) sell a particular Underlying Fund if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, or in order to meet redemption requests.

The Sustainable Allocation Fund may, through Underlying Funds, indirectly invest up to 45% of its assets in securities of non-US issuers, including emerging market investments and American Depositary Receipts (“ADRs”). The Sustainable Allocation Fund may indirectly invest no more than 25% of its assets in securities of non-US issuers other than ADRs. The Sustainable Allocation Fund’s investments in securities of non-US issuers may include investments in emerging markets. An emerging markets issuer is one that is considered to be economically tied to an emerging market country because its securities are principally traded on the country’s securities markets, or because the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country.

The Sustainable Allocation Fund may also, for cash management purposes, invest in unaffiliated exchange-traded funds (“ETFs”) pending reinvestment of such assets in Underlying Funds.

In response to unfavorable market and other conditions, the Sustainable Allocation Fund may deviate from its principal investment strategies by making temporary investments of some or all of its assets in high quality debt securities, cash and cash equivalents. The Sustainable Allocation Fund may not achieve its investment objectives if it does so.

In making the determination to vary the Sustainable Allocation Fund’s asset allocation, the portfolio managers consider various quantitative and qualitative data relating to the US and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of the economy, information relating to business cycles, borrowing trends and the cost of capital and political trends. The portfolio managers retain the flexibility to reallocate the Sustainable Allocation Fund’s assets or to vary allocations based on their ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

Although the Sustainable Allocation Fund seeks conservation of principal, no assurance can be given that the Fund will achieve this objective, and an investment in the Fund involves the risk of loss.

The Fund may sell a particular security if any of the original reasons for purchase change materially, in response to adverse market conditions, when a more attractive investment is identified, to meet redemption requests or if a company no longer meets the Adviser’s ESG standards.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

For more information on the Fund’s sustainable investing approach, please see “Sustainable Investing” below.

Principal Risks

Each Fund is subject to the principal risks indicated in its respective Summary of Key Information. The principal risks to which a Fund is subject are described in more detail below.

•	Allocation Risk To the extent a Fund’s investment performance depends upon how its assets are allocated and reallocated among equity securities, equity-related securities and debt securities, the portfolio manager’s allocation techniques and decisions may not produce the desired results, and, therefore, the Fund may not achieve its investment objectives.

•	Asian/Pacific Investment Risk Certain Asia and Pacific region economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Asia and Pacific region economies generally are dependent on the economies of Europe and the United States, especially with respect to agricultural products and natural resources. Political and social instability and deteriorating economic conditions may result in significant downturns and increased volatility in many Asia and Pacific region economies. Portions of the Asia and Pacific region have historically been prone to natural disasters such as tsunamis and droughts as well as the spread of infectious disease and the region is economically sensitive to environmental events. Any such event could have a significant adverse effect on Asia and Pacific region economies. The Australian and New Zealand economies, in particular, are dependent on exports from the agricultural and mining sectors, which make those economies particularly susceptible to fluctuations in the commodities markets. Australian and New Zealand economies are also increasingly dependent on their growing service industries. Economic events in any one country can have a significant economic effect on the entire Asia and Pacific region.

•	Credit Risk With respect to debt securities, changes in economic conditions generally or particular to the obligated entity may affect the obligated entity’s actual or perceived ability to make payments of interest or principal when due, which may cause the price of the security or the income derived there from to decline. Bonds that are backed by an issuer’s taxing authority, including general obligation bonds, may be subject to legal limits on a government’s power to increase taxes or otherwise to raise revenue, or may depend for payment on legislative appropriation and/or governmental aid.

Some bonds, known as revenue obligations, are payable solely from revenues earned by a particular project or other revenue source. Consequently, revenue obligations are subject to a greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project, assets, or company backing the project, rather than to the taxing power of the issuer.

•	Currency Risk Because each Fund’s net asset value per share (“NAV”) is determined on the basis of US dollars, the US dollar value of your investment in a Fund may go down if the value of the local currency of the non-US markets in which the Fund invests depreciates against the US dollar. This is true even if the local currency value of securities held by the Fund goes up.

•	Cybersecurity Risk Cyber-attacks, disruptions, or failures that affect a Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. While a Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. A Fund and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs. The Adviser does not control the cyber security plans and systems put in place by its service providers and such service providers may have limited indemnification obligations to the Adviser or a Fund, each of whom could be negatively impacted as a result. Similar risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

•	Emerging Markets Risk Investing in emerging market countries involves certain risks not typically associated with investing in US securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; the possibility of currency blockages or transfer restrictions, currency devaluations and other currency exchange rate fluctuations; higher brokerage costs; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for US dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing, recordkeeping and financial reporting standards, which may result in the unavailability of material information about issuers; less developed legal systems and the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; an emerging market country’s dependence on revenue from particular commodities or international aid; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. The Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely may affect existing investment opportunities.

•	Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing a Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities. The values of equity securities may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities.

•	European Investment Risk The UK left the EU on January 31, 2020 (commonly referred to as “Brexit”). During an 11-month transition period, the UK and the EU agreed to a Trade and Cooperation Agreement which sets out the agreement for certain parts of the future relationship between the UK and the EU from January 1, 2021. The Trade and Cooperation Agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as the UK previously maintained as a member of the EU and during the transition period. In particular, the Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU.

From January 1, 2021, EU laws ceased to apply in the UK. Many EU laws were initially retained and continued to apply in the UK. However, the UK government has since enacted legislation that will repeal, replace or otherwise make substantial amendments to the EU laws that were initially retained, with a view to those laws being replaced by purely domestic legislation. It is impossible to predict the consequences of these amendments on the Funds.

Although one cannot predict the full effect of Brexit, it could have a significant adverse impact on UK, European and global macroeconomic conditions and could lead to prolonged political, legal, regulatory, tax and economic uncertainty. This uncertainty is likely to continue to impact the global economic climate and may impact opportunities, pricing, availability and cost of bank financing, regulation, values or exit opportunities of companies or assets based, doing business, or having services or other significant relationships in the UK or the EU.

•	Financial Services Sector Risk Companies in the financial services sector are subject to the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses. Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

•	Focused Investment Risk Focusing investments in a particular market or economic sector (which may include issuers in a number of different industries), including the energy efficiency and water and infrastructure sectors, increases the risk of loss because the stocks of many or all of the companies in the market or sector may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or sector. In addition, investors may buy or sell substantial amounts of a Fund’s shares in response to factors affecting or expected to affect the particular market or sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of a Fund adversely to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

•	Focused Portfolio Risk To the extent a Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of issuers. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

•	Growth Securities Risk Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities. A mutual fund investing principally in growth securities may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•	High Yield Securities Risk To the extent a Fund invests in high yield securities (commonly known as “junk bonds”), it may be subject to greater levels of interest rate risk, credit risk and liquidity risk than funds that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments when due. Rising interest rates or a general economic downturn may adversely affect the market for high yield securities and reduce the Fund’s ability to sell them (liquidity risk). If the issuer of a high yield security is in default with respect to interest or principal payments, a Fund may lose its entire investment in that security.

•	Information Technology Sector Risk Prices of technology companies’ securities historically have been more volatile than those of many other securities, especially over the short term. Technology companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many technology companies have limited operating histories.

•	Interest Rate Risk As nominal interest rates rise, the value of debt securities held in a Fund’s portfolio is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. As of the date of this prospectus, inflation has been above the US Federal Reserve’s target rate, resulting in heightened levels of interest rate volatility and liquidity risk. Investors’ expectations of future inflation can adversely affect the current value of portfolio investments, resulting in lower asset values and losses. The risks associated with rising interest rates may be particularly acute in the current market environment because the US Federal Reserve has been raising rates and may continue to do so. An increase in interest rates could decrease the price of debt securities held by a Fund and negatively impact its performance. For example, if a debt security has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the security.

Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the US Federal Reserve, take actions that are designed to increase or decrease interest rates. In determining whether to increase or decrease interest rates, central banks typically consider, among other factors, the current state of the economy and markets, economic and financial forecasts, and the general economic outlook. There can be no assurance that the actions taken by central banks will have their intended effect.

•	Issuer Risk The value of a security may fluctuate due to factors particular to the entity that issued the security (such as labor or materials shortages, production cost overruns, excess financial leverage, supply and demand issues or mismanagement) that are not common to that entity’s industry or to the market generally.

•	Limited Operating History Risk As of the date of this Prospectus, the Global Social Leaders Fund is newly organized and has a limited operating history for investors to evaluate and may not achieve desired asset levels to maximize investment and operational efficiencies. Therefore, investors have limited performance and operating history to evaluate and Global Social Leaders Fund expenses may be higher than other mutual funds of greater size.

•	Liquidity Risk Liquidity risk is the risk associated with a lack of marketability of investments, which may make it difficult to sell an investment at a desirable time or price. A lack of liquidity may cause the value of an investment to decline. Liquidity risk also may refer to the risk that a Fund could not meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund. A Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Changing regulatory and market conditions, including recent declines in the number and capacity of financial institutions to make markets in a Fund’s investments, as well as increases in interest rates or credit spreads, may adversely affect the liquidity of the Fund’s investments. Derivatives may be especially illiquid as compared to other investments during periods of market stress. Illiquid investments may also be more difficult to value, and judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

•	Management Risk Each of the Funds is actively managed. The investment techniques and decisions of the Adviser and each such Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s ESG profile when selecting investments for that Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider ESG factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete or inaccurate, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s ESG profile.

•	Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics such as the COVID-19 outbreak may adversely affect security prices, thereby reducing the value of a Fund’s investments. These conditions (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on US and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in a certain country may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on a Fund’s performance. In addition, natural and environmental disasters, including earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious disease including epidemics or pandemics such as the COVID-19 outbreak, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

Concerns about the fiscal stability and growth prospects of certain European countries in the last economic downturn had a negative impact on most economies of the Eurozone and global markets. In addition, Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The US and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. These sanctions, as well as any other economic consequences related to the invasion may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in significant market disruptions and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

•	Medium-Sized Capitalization Company Risk Investing in securities of medium-sized capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the portfolio manager to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

•	Mortgage Risk Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility if it holds mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. Furthermore, during periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to mortgage-related or asset-backed securities.

•	Non-US Securities Risk Non-US markets can be significantly more volatile than domestic markets, causing the prices of a Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-US securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-US securities at desirable times or prices. Brokerage commissions, custodial fees and other fees and expenses associated with securities transactions generally are higher for non-US securities. In the event of a default in connection with certain debt securities issued by foreign governments, the Fund may have very limited recourse, if any. Additionally, foreign governments may impose taxes which would reduce the amount of income and capital gain available to distribute to shareholders. Other risks related to non-US securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; and the possible imposition of currency exchange controls. Emerging market securities are likely to have greater exposure to the risks discussed above. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

Emerging market countries also are more prone to rapid social, political and economic changes than more developed countries. To the extent a Fund invests substantially in securities of non-US issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a Fund that is more diversified across countries or geographic regions.

•	Real Estate Investment Risk Investments in real estate investment trusts (REITs) and in securities of other companies principally engaged in the real estate industry subject a Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended.

•	Reinvestment Risk Income from a Fund’s investments may decline if the Fund is forced to invest the proceeds from matured, called or otherwise disposed of debt securities or convertible securities at interest rates that are below the Fund’s earnings rate at that time.

•	Sector Risk There is a risk that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme or volatile than fluctuations in the overall market. For example, because a Fund may take significant positions in the industrials and utilities sectors, such Fund’s performance would largely depend on the general condition of each such sector. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues. Companies in the utilities sector could be affected by, among other things, government regulation, overall economic conditions and fuel prices.

•	Small- and Medium-Sized Capitalization Company Risk Investing in securities of small- and medium-sized capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the portfolio manager to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

•	Turnover Risk A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely affect a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

•	Underlying Funds and ETFs Risk Investments in shares of Underlying Funds and ETFs are subject to the fees, expenses and risks of those Underlying Funds or ETFs in addition to the fees, expenses and risks of the Fund. If an Underlying Fund or ETF seeks to track the performance of an index, the value of the Fund’s investment in such Underlying Fund or ETF also would tend to fluctuate with the value of the index. The Adviser has a conflict of interest in selecting investments for the Fund because the Underlying Funds, unlike unaffiliated ETFs, pay fees to the Adviser, and the fees paid to it by some Underlying Funds are higher than the fees paid by other Underlying Funds.

Investments in Underlying Funds will afford the Adviser greater net management fee revenue than would investments in unaffiliated ETFs. In addition, the Adviser may prefer to invest in an Underlying Fund over an unaffiliated ETF because the investment may be beneficial to the Adviser in managing the Underlying Fund, by helping the Underlying Fund achieve economies of scale or by enhancing cash flows to the Underlying Fund. In certain circumstances, the Adviser would have an incentive to delay or decide against the sale of interests held by the Fund in Underlying Funds and may implement portfolio changes in a manner intended to minimize the disruptive effects and added costs of those changes to Underlying Funds. If the Fund invests in an Underlying Fund with higher expenses, the Fund’s performance would be lower than if the Fund had invested in an Underlying Fund or ETF with comparable performance but lower expenses.

•	US Government Securities Risk Certain securities issued by the US government are neither insured nor guaranteed by the US government. These securities may be supported by the government’s ability to borrow from the US Treasury or may be supported only by the credit of the issuing agency or instrumentality. These securities are subject to greater issuer risk than securities issued or guaranteed by the US Treasury. Uncertainty regarding the status of negotiations by the US government to increase the statutory debt ceiling could increase the risk that the US government may default on payments on certain US government securities and may cause the credit rating of the US government to be downgraded.

•	Value Securities Risk A Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the investment adviser believes are selling at a price lower than their true value.

Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the investment adviser’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the investment adviser anticipates. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

There are also circumstances (including additional risks not listed in the Summaries of Key Information) that could cause a Fund not to achieve its investment objectives. As with all mutual funds, shareholders of a Fund may lose money by investing in the Fund. For a discussion of additional risks applicable to the Funds, please see the section captioned “Investments and Special Considerations; Risk Factors” in the Statement of Additional Information. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Sustainable Investing

Impax Funds pursue a sustainable investing approach, focusing on the risks and opportunities arising from the transition to a more sustainable economy. We believe that capital markets will be shaped profoundly by global sustainability challenges, particularly climate change, environmental pollution, natural resource constraints, and demographic and human capital issues such as diversity, inclusion and gender equity. We believe these trends will drive growth for well-positioned companies and create risks for those unable or unwilling to adapt.

We identify companies for our investment portfolios through proprietary systematic and fundamental analysis which incorporates long-term risks, including environmental, social and governance (ESG) factors. We believe this process enhances investment decisions and helps us construct investment portfolios made up of better long-term investments.

Sustainability Lens

Each of the Large Cap Fund, Small Cap Fund, US Sustainable Economy Fund, Global Opportunities Fund, International Sustainable Economy Fund, Core Bond Fund and High Yield Bond Fund utilize the Impax Sustainability Lens (the “Lens”). The Lens is a tool that facilitates systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. This tool highlights sub-industries with transition tailwinds and headwinds, enabling our investment teams to construct portfolios weighted towards companies that the Adviser believes present attractive opportunities and lower risks.

The Impax Lens analyzes opportunities in eight categories and risks in nine categories across all MSCI GICS1 subindustries.

Opportunities:

Economic

•	Access to Finance
•	Digital Infrastructure
•	Enhancing Productivity

Social

•	Meeting Basic Needs
•	Evolving Healthcare Challenges
•	Well-being & Nutrition

Environmental

•	Resource Efficiency
•	Climate Change & Pollution

Risks:

Company:

•	Health & Safety Vulnerability
•	Labor Constraints
•	Pollution & Waste Externalities

Stakeholders

•	Supply Chain Dependency
•	Product Liabilities (including Cybersecurity)
•	Bribery & Corruption

Wider Landscape

•	Resource Constraints
•	Climate Change
•	Antitrust Regulations

The transition to a more sustainable economy is not static; risks and opportunities continue to evolve. Therefore, we regularly review the focus and ratings of the Lens across different economic subsectors in light of current risks and opportunities. This means that any adjustment to our perspective on an emerging sustainability theme is reflected in the tool.

Thematic Investment Universes

The Global Environmental Markets Fund, Global Sustainable Infrastructure Fund, Global Social Leaders Fund, and Global Women’s Fund utilize investment universes developed by the Adviser defining “environmental markets”, “sustainable infrastructure”, “social leaders” and “global women’s leaders”, respectively, as described in more detail in each Fund’s summary of key information.

[1]	The Global Industry Classification Standard (GICS) is a widely recognized industry standard for assigning a public company to the economic sector and industry group that best defines its business. It was jointly developed by MSCI and Standard & Poor’s and is used by the MSCI indexes.

Environmental, Social and Governance (ESG) Criteria

Applicable to All Impax Funds

In seeking to invest in companies that meet the sustainability or ESG criteria of the Adviser or Sub-Adviser, as the case may be, we ordinarily assess policies and practices in the following areas:

•	Environment

Impax’s environmental criteria include such issues as emissions, pollution prevention, recycling and waste reduction, clean energy and resource efficiency, climate change initiatives, biodiversity and habitat protection, and companies’ policies and practices with respect to environmental sustainability.

•	Human Capital

Impax’s human capital criteria include such issues as diversity, inclusion and equal opportunity; workplace health and safety; human capital development; and supply chain standards and human rights, including indigenous peoples’ rights.

•	Corporate Governance

Impax’s corporate governance criteria include such issues as board independence and diversity, executive compensation, shareholder rights, conflict of interest, bribery and corruption, transparency, business ethics and legal and regulatory compliance.

•	Societal Impact

Impax’s societal impact criteria include companies’ commitment to and relationships with the communities in which they do business, responsible lending practices, product integrity, including such issues as product abuse and addiction, workplace equity, diversity, equity and inclusion, solutions to societal challenges such as meeting basic needs, broadening economic participation and improving quality of life, consumer issues and emerging technology issues (e.g., digital media, privacy) and animal welfare.

•	Fossil Fuel Policy

Impax is a specialist asset manager investing in the opportunities arising from the transition to a more sustainable economy. Across the Impax Funds, we aim to build more resilient portfolios by managing risks, including climate-related risks. Such risks include material risks to companies with fossil fuel-related assets and activities, in the form of government intervention to regulate greenhouse gases, changes in consumer preferences, technological developments and other liabilities, like stranded asset risks, in addition to reputational and litigation risks.

To mitigate or eliminate such risks, all Impax Funds have adopted a fossil fuel policy as described below.

Categories of fossil fuel companies under this policy include companies that Impax determines are:

1.	Deriving any revenues or profits from fossil fuel exploration and production[1]; or

2.	Deriving > 5% of revenues or profits from fossil fuel refining, processing, storage, transportation and distribution, as well as utility power generation[2].

We will not invest in companies in the first category above as we believe they face significant climate transition risks. Nor will we invest in companies in the second category above, unless we have determined that they have credible plans for climate risk mitigation aligned with the transition to net zero.

[1]	Whether coal mining, or conventional oil and gas, or non-conventional sources such as shale gas.
[2]	The Impax Funds’ Fossil Fuel Policy does not apply to:

a. Companies with indirect exposure to fossil fuels such as automotives, transportation, industrials and financials.

b. For example, emerging market utility, storage or distribution companies, as these companies are providing transitional air quality solutions, e.g., replacing coal in regions where coal represents a high proportion of the energy mix in the grid system.

•	Additional Criteria

Under normal market conditions, and as a result of the Adviser’s focus on risks and opportunities accompanying the transition to a more sustainable economy, the Impax Funds are expected to avoid investing in issuers that the Adviser determines have significant involvement in the manufacture or sale of weapons or firearms, manufacture of tobacco products, or engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective.

Overall, our objective is to construct investment portfolios with stronger sustainability and ESG profiles than their benchmark indices, so that our shareholders may benefit from what we believe will be the stronger risk-adjusted performance of these portfolios over the long term. Depending on the particular Fund, asset class or type of security involved, the investment adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently.

Investors should understand that “sustainable investing” refers to investing in companies that the Adviser believes will benefit from the transition to a more sustainable economy as well as the full integration of ESG criteria into our investment approach; it does not mean that our Funds will necessarily perform in the future as they have in the past.

The issues highlighted above are illustrative and do not necessarily reflect the full range of sustainability or ESG criteria that may be applied in analyzing a particular security for investment. The availability and reliability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which the sustainability criteria are applied in a particular situation.

Companies in which our Funds invest do not necessarily meet exemplary standards in all aspects of sustainability or ESG performance; and we recognize that no company is perfect when it comes to corporate responsibility or sustainability. Our judgments regarding a company’s ESG profile may differ from those made by others, including by third-party rating agencies. We do believe, however, that well-managed companies that maintain good relations with employees, consumers, communities and the natural environment, and that strive to improve in those areas, will be better positioned for the transition to a more sustainable global economy and in the long run will better serve investors as well.

To the extent the Funds may invest in exchange traded funds (ETFs), credit default swaps on indices, swap contracts or other instruments for cash management or hedging purposes, or to gain temporary market exposures, such instruments will not have been evaluated under Impax’s sustainability or ESG criteria.

Once a security is purchased by any of the Impax Funds, we will review that company’s ESG profile on a periodic basis to determine whether it continues to meet the Fund’s sustainability and ESG criteria. If it is determined after the initial purchase by a Fund that a company no longer meets Impax’s sustainability or ESG standards (due to acquisition, merger or other developments), the Adviser will seek to sell the securities of that company from the Fund’s portfolio as soon thereafter as practicable taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market conditions, including the availability of a purchaser. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so. Given this, there can be no assurance that the Funds’ investment objectives will be achieved.

MSCI Sustainability/ESG Research and Ratings

(Applicable to the International Sustainable Economy Fund and the Global Women’s Fund)

MSCI ESG Research defines sustainability as the degree to which a company addresses the social and environmental needs of the present without compromising the quality of life of future generations. MSCI ESG Research formulates an ESG ranking for each company by identifying and applying key ESG performance indicators based on information obtained from a variety of sources, including company websites, regulatory filings, industry sources such as trade associations and professional journals, government data, non-governmental organizations and nonprofit groups, media searches of more than 9,000 global services and direct communication with companies.

MSCI ESG Research’s environmental ratings cover clean energy, climate change, environmentally beneficial products and services, ozone depleting chemicals, agricultural chemicals, pollution prevention, hazardous waste, recycling, regulatory violations, environmental management systems and emissions.

MSCI ESG Research’s social ratings cover charitable and innovative giving, investment controversies, support for education and housing, tax disputes, volunteer programs, executive and board diversity, discrimination, gay and lesbian policies, women and minority contracting, work/life benefits, employee health and safety, retirement benefits, union relations, cash profit sharing, employee involvement, workforce reductions, labor rights, relations with indigenous peoples, products that benefit the economically disadvantaged, antitrust, product quality and safety, marketing/contracting controversies and research and development innovation.

MSCI ESG Research’s governance ratings cover reporting such as political accountability, public policies, and transparency and structure issues including compensation, ownership and accounting.

Shareholder Engagement

We believe it is in the interest of investors that we engage with our investee companies and issuers to manage and mitigate risk, protect and enhance shareholder value, promote greater transparency on ESG issues, and encourage companies and issuers to become more resilient over time. We vote shareholder proxies in accordance with sustainability and ESG criteria; we engage in dialogue with corporate management on issues of concern; we initiate or support shareholder resolutions at annual stockholders’ meetings aimed at persuading companies to adopt higher standards of corporate responsibility; and we support public policy initiatives that promote greater corporate transparency, accountability and social responsibility.

In order to address changing societal and market conditions and circumstances, we may at our discretion choose to apply additional ESG criteria, or to modify the criteria outlined above, without shareholder approval.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ Statement of Additional Information.

Management, Organization and Capital Structure

Primary Service Providers

The Funds enter into contractual arrangements with various parties, including, among others, the investment adviser, the distributor, the transfer agent and the Funds’ custodian, who provide services to the Funds. These contractual arrangements are between the Funds and the third-parties, including the service providers. Shareholders are not parties to, or intended to be third-party beneficiaries of, any of these contractual arrangements. The contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right, including the right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of a Fund.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. None of this Prospectus, the SAI or any contract that is an exhibit to the Funds’ registration statement is intended to give rise to any agreement or contract between the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Investment Adviser

Impax Asset Management LLC (“IAM”), 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801, is the investment adviser for each Fund. IAM is responsible, either directly or through others selected by it, for the management of each Fund, subject to oversight by the Board of Trustees of Impax Funds Series Trust I (“Trust I”), of which each Fund other than the Global Women’s Fund is a series, and of Impax Funds Series Trust III (“Trust III”, and together with Trust I, the “Trusts”) of which the Global Women’s Fund is the only series. IAM is a registered investment adviser and has been an investment adviser since 1971. IAM is a majority-owned subsidiary of Impax Asset Management Group plc, a publicly traded company on the Alternative Investment Market of the London Stock Exchange. Impax Asset Management Group plc also is the parent company of Impax Asset Management Ltd. (“Impax London”), the sub-adviser to the Global Opportunities Fund, the Global Environmental Markets Fund and the Global Social Leaders Fund. A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s investment advisory agreement, except for the Global Social Leaders Fund’s investment advisory agreement, is available in the Funds’ most recent semiannual report for the period ended June 30. A discussion regarding the basis for the Board of Trustees’ approval of the Global Social Leaders Fund’s investment advisory agreement will be available in the annual report to shareholders for the period ended December 31.

IAM has entered into a personnel-sharing arrangement with its affiliate, Impax London. Pursuant to this arrangement, certain employees of Impax London may serve as “associated persons” of IAM and, in this capacity, subject to the oversight and supervision of IAM and consistent with the investment objectives, policies and limitations set forth in the Funds’ prospectus and SAI, may provide research and related services, and discretionary investment management and trading services (including acting as portfolio managers) to the Fund on behalf of IAM. This arrangement is based on no-action letters of the SEC Staff that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates or “participating affiliates,” subject to the supervision of that SEC-registered investment adviser. Impax London is a “participating affiliate” of IAM and is itself an SEC-registered investment adviser, and the Impax London employees are “associated persons” of IAM.

The Trusts may rely on an exemptive order from the SEC that permits IAM, subject to certain conditions and oversight by the relevant Board, to enter into sub-advisory agreements with unaffiliated sub-advisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Adviser is able, subject to certain conditions (including a 90-day notification requirement) and approval by the relevant Board but without shareholder approval, to hire new unaffiliated sub-advisers for the Funds and materially amend the terms of the sub-advisory agreement for an unaffiliated sub-adviser provided that the Adviser provides notification to shareholders within 90 days of the hiring of an unaffiliated sub-adviser. The Adviser, subject to oversight by the Trustees, has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Although shareholder approval will not be required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such sub-advisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Adviser may not change a sub-adviser to the Funds without approval of the Board and, to the extent required by the 1940 Act, shareholder approval. Affiliated sub-advisers selected by the Adviser are subject to shareholder approval.

Each Fund pays an advisory fee to its investment adviser at an annual rate determined as a percentage of the average daily net assets of such Fund, accrued daily and paid monthly. For the fiscal year ended December 31, 2023, the advisory fees paid by the Funds were at the following annual rates (expressed as a percentage of average daily net assets):

Fund	Annual Rate
Large Cap Fund[1]	0.65%
Small Cap Fund	0.75%
US Sustainable Economy Fund[2]	0.45%*
Global Sustainable Infrastructure Fund[3]	0.65%*
Global Opportunities Fund	0.80%
Global Environmental Markets Fund[4]	0.75%
Global Social Leaders Fund[5]	0.80%
Global Women’s Fund[6]	0.52%*
International Sustainable Economy Fund[7]	0.47%*
Core Bond Fund	0.40%
High Yield Bond Fund	0.50%
Sustainable Allocation Fund	0.05%*

[1]	Effective November 15, 2022, the management fee is 0.65% of average net assets up to $2 billion; 0.62% for assets of $2 billion to $3 billion; 0.58% for assets of $3 billion to $4 billion; and 0.55% for assets over $4 billion.
[2]	Management contractually agreed to waive a portion of its management fee. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before May 1, 2025. The gross management fee (before waiver) is 0.65% based on average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.
[3]	The management fee is 0.65% of average net assets up to $150 million; 0.55% for assets of $150 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.
[4]	The management fee is 0.80% of average net assets up to $1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion.
[5]	The Global Social Leaders Fund’s investment adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and Acquired Fund Fees and Expenses, if any) allocable to Institutional Class and Investor Class shares of the Fund to the extent such expenses exceed 0.98% and 1.23% of the average daily net assets of Institutional Class and Investor Class shares, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before May 1, 2027.
[6]	The management fee is 0.55% of average net assets up to $375 million; 0.50% for assets of $375 million to $750 million; and 0.45% for assets over $750 million
[7]	The management fee is 0.48% of average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million.
*	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, legal fees and other expenses.

Sub-Adviser

For the Large Cap, Small Cap, US Sustainable Economy, Global Sustainable Infrastructure, Global Women’s, International Sustainable Economy, Core Bond, High Yield Bond and Sustainable Allocation Funds, the Adviser retains all direct day-to-day investment management functions and responsibility.

For the Global Opportunities Fund, the Global Environmental Markets Fund and the Global Social Leaders Fund, IAM has engaged Impax Asset Management Ltd. (the “Sub-Adviser”) to manage each Fund’s investments. The Sub-Adviser has full investment discretion and makes all determinations with respect to the investments of the Funds, subject to the general supervision of IAM and the Board of Trustees.

IAM (and not the Global Opportunities Fund, the Global Environmental Markets Fund or the Global Social Leaders Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services. The following provides summary information about the Sub-Adviser:

The Sub-Adviser is a wholly owned subsidiary of Impax Asset Management Group plc, which is publicly traded on the Alternative Investment Market of the London Stock Exchange. Impax Asset Management Group plc also is the majority-owner of IAM. Impax Asset Management Ltd. has principal offices at 30 Panton Street, 7th Floor, London SWIY 4AJ, United Kingdom. The Sub-Adviser, as of December 31, 2023, had approximately $40.01 billion of funds under management. Impax Asset Management Ltd. offers professional and institutional investors exposure to a broad range of global and regional equity strategies, private equity infrastructure and sustainable property. Impax Asset Management Ltd. is the manager or subadviser of 68 funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy and energy efficiency; water infrastructure technologies, pollution control, waste management and technologies and environmental support services sectors.

Impax Asset Management Ltd. was founded in 1998 and has been providing sub-advisory services to the Global Opportunities Fund since 2018, to the Global Environmental Markets Fund since 2008, and to the Global Social Leaders Fund since 2023. A discussion regarding the basis for the Board of Trustees’ approval of the Global Opportunities and Global Environmental Markets Funds’ investment sub-advisory agreement with Impax Asset Management Ltd. is available in the Funds’ most recent semi-annual report for the period ended June 30. A discussion regarding the basis for the Board of Trustees’ approval of the Global Social Leaders Fund’s investment sub-advisory agreement with the Sub-Adviser will be available in the annual report to shareholders for the period ended December 31.

Portfolio Managers

The following provides additional information about the individual portfolio managers who have primary responsibility for managing the Funds’ investments.

Hubert Aarts is a Portfolio Manager of the Global Environmental Markets Fund and has been involved with the Fund since its inception in 2008. Mr. Aarts is the Managing Director of Listed Equities and leads Impax Asset Management Ltd.’s macro-economic research process. Mr. Aarts joined Impax Asset Management Ltd. in January 2007 and co-manages the Leaders and Water Strategies. He started his career in the investment industry in 1990. He has extensive experience investing in Pan-European equities as a portfolio manager at MeesPierson and Merrill Lynch Investment Managers, where he chaired the European Sector Strategy Group. He joined Impax from Cambrian Capital Partners LLP where he was a partner and portfolio manager of the Curalium fund, and Incremental Leveraged hedge funds. Mr. Aarts has a Master’s degree in Economics and Business Administration from Maastricht University.

Diederik Basch is a Portfolio Manager of the Small Cap Fund. He has been an analyst with the Fund since 2016. Prior to joining the Adviser, Mr. Basch was a Senior Equity Analyst at RobecoSAM AG, a subsidiary of Robeco Group, in Zurich, Switzerland, where he conducted fundamental research, including integration of ESG factors, on the global consumer staples and discretionary sectors. He was a key supporting analyst for Robeco’s thematic Sustainable Healthy Living and Sustainable Agribusiness funds. Mr. Basch also completed an assignment in Robeco’s Hong Kong office, working with its Asian Equities team. Mr. Basch is a CFA® charterholder and member of the Boston Security Analysts Society. He holds a Bachelor of Arts with a concentration in economics from Brandeis University and received his MBA from the Kelley School of Business at Indiana University, where he was also a faculty-selected member of the Investment Management Academy.

Harry Boyle is a portfolio manager of the Global Sustainable Infrastructure Fund. Mr. Boyle joined Impax in 2017, having previously worked for the firm as a consultant assessing portfolio carbon risk. Initially he worked as a Portfolio Specialist for Impax, gaining in-depth knowledge of investee companies and the investment process. In 2021, Mr. Boyle began work on the creation of Impax’s Sustainable Infrastructure Taxonomy. Mr. Boyle began his career in 2006 as an analyst at Bloomberg New Energy Finance. He subsequently worked at Aurium Capital as an investment manager investing debt into infrastructure projects before becoming an independent consultant raising capital for early-stage energy businesses. Mr. Boyle has an MA in Modern History from the University of St. Andrews and an MSc in Finance from London Business School.

Andrew Braun is a Portfolio Manager of the Sustainable Allocation Fund and the Large Cap Fund. Mr. Braun joined IAM in 2017. Prior to joining the Adviser, Mr. Braun was Managing Director on the Value Equity Team at Goldman, Sachs & Co., where he led a team of 30 portfolio managers and analysts. Mr. Braun joined Goldman, Sachs & Co. as a Product Development Associate in the Product Development Group in 1993. He was promoted to Portfolio Manager in 2001 and served as Co-Chief Investment Officer from 2008 to 2014. Prior to joining Goldman, Sachs & Co., Mr. Braun was a Financial Analyst in the Corporate Finance Division at Dillon, Read & Co. Inc. Mr. Braun has a Bachelor of Arts in Economics from Harvard College and a Master of Business Administration in Finance and Economics from the Stern School of Business at New York University.

Barbara Browning, CFA is a Portfolio Manager of the Large Cap Fund. Ms. Browning joined IAM in 2017. Prior to joining the Adviser, Ms. Browning was Vice President and Senior Portfolio Manager at RBC Global Asset Management, Inc., where she co-managed Diversified Core, Concentrated Core and Diversified Large Cap Value Equity funds. Prior to joining RBC Global Asset Management, Inc., Ms. Browning was a Senior Portfolio Manager and Investment Officer at National City Bank, a Senior Research Analyst at Banc One Investment Advisors Corporation and prior to that, held various equity research positions. Ms. Browning has a Bachelor of Arts in Economics from Ohio State University, where she graduated cum laude. She is a CFA charterholder.

Christine Cappabianca is a Portfolio Manager of the Global Women’s Fund, the Global Sustainable Infrastructure Fund, the US Sustainable Economy Fund and the International Sustainable Economy Fund. Ms. Cappabianca joined IAM in 2021. Prior to joining the Adviser, Ms. Cappabianca spent 14 years with BNY Mellon Investment Management, where she held several positions, most recently as senior quantitative research analyst and portfolio manager for the firm’s Internet of Things, Blockchain Innovation, US Manufacturing and Smart Cures Innovation thematic strategies. She also served as the ESG data expert on Mellon’s ESG Council. Ms. Cappabianca has a Bachelor of Arts in Economics from Harvard University and a Master of Science in Investment Management from Boston University. She holds the Sustainability Accounting Standards Board Fundamentals of Sustainability Accounting Credential.

Amber Fairbanks, CFA is a Portfolio Manager of the Global Social Leaders Fund. Prior to joining IAM in 2023, Ms. Fairbanks worked at Mirova where she was co-manager of the Mirova International Sustainable Equity, US Sustainable Equity and Global Sustainable Equity Funds. Prior to joining Mirova in October 2018, she was a portfolio manager and analyst at Zevin Asset Management for over a decade.  Ms. Fairbanks received her MBA from Boston College Carroll School of Management and has a BS in Environmental Science from the University of Massachusetts Amherst. She is a CFA® charterholder and a member of the Chartered Financial Analysts Institute and the Boston Security Analysts Society.

Charles French is a Portfolio Manager of the Global Social Leaders Fund. Mr. French joined IAM as Deputy Chief Investment Officer in 2022. Prior to joining the firm, Mr. French worked at Newton Investment Management where he started out as a global financial analyst before becoming a portfolio manager and heading up Newton’s multi-asset and equity opportunities teams. While at Newton, he also served as deputy chief investment officer, providing leadership and oversight to a global investment team. Mr. French graduated with a bachelor’s degree in Economics from the University of Nottingham. He is also a member of the Institute of Chartered Accountants (ICAEW) in England and Wales.

Siddharth Jha is a Portfolio Manager of the Global Environmental Markets Fund. Mr. Jha joined Impax Asset Management Ltd. in 2014 as an analyst and is part of the Portfolio Construction team for the firm’s Leaders, Water and Global Opportunities strategies. Mr. Jha also holds research responsibilities for the firm in the Energy Efficiency and Water Environmental sub-sectors. Prior to joining Impax Asset Management Ltd., Mr. Jha worked as a clean technology consultant in India. Mr. Jha has an MBA with a focus in Finance from the London Business School and a Bachelor of Arts in History and Political Science from Macalester College, where he graduated cum laude.

Curtis Kim is a Portfolio Manager of the Small Cap Fund. He has been an analyst with the Fund since 2018. Prior to joining the Adviser, Mr. Kim served as a Generalist Analyst at SGF Capital, a long-short hedge fund focused on small cap equities. Prior to that, Mr. Kim worked as a Quantitative Associate at Clearbridge Investments, a Legg Mason subsidiary. He earned a Bachelor of Arts with a concentration in political science from Colgate University and an MBA from Cornell University. He is a CFA® charterholder.

Scott LaBreche is a Portfolio Manager of the US Sustainable Economy Fund, Global Women’s Fund and the International Sustainable Economy Fund. Mr. LaBreche has been part of the management teams of the Global Women’s Fund and the International Sustainable Economy Fund since their inception and was a member of the optimization team for Pax MSCI EAFE ESG Index ETF, the predecessor to International Sustainable Economy Fund. Mr. LaBreche is also Vice President, Portfolio Analytics for the Adviser. He received a Bachelor of Science and a Master’s Degree in Business Administration with an Advanced Certificate in Finance from Southern New Hampshire University.

Kirsteen Morrison is a Portfolio Manager of the Global Opportunities Fund and the Sustainable Allocation Fund. Ms. Morrison has been responsible for the management of the Global Opportunities Fund since its inception in 2018 and has been a member of the portfolio management team of the Sustainable Allocation Fund since 2022. Ms. Morrison joined Impax Asset Management Ltd. in 2009 and has co-responsibility for the Global Opportunities strategy. She is also the lead analyst for the Financials sector, Japan and India. Ms. Morrison began her career in the investment industry in 1987, investing in Asian equities as a portfolio manager at Royal London and Henderson Global Investors. Ms. Morrison also worked within global equities as a financial analyst for Odey Asset Management. Prior to joining Odey Asset Management, she managed a long/short financials portfolio for JP Morgan. Ms. Morrison has an MA in Metallurgy and Science of Materials from the University of Oxford.

Nathan Moser, CFA is a Portfolio Manager of the Small Cap Fund and the Sustainable Allocation Fund. Mr. Moser has been responsible for the management of the Small Cap Fund since its inception in 2008 and has been a member of the portfolio management team of the Sustainable Allocation Fund since 2015. Prior to joining the Adviser, Mr. Moser was a portfolio manager and equity analyst with Citizens Funds from 2002–2008. Mr. Moser holds a Bachelor of Science from Babson College and holds the Chartered Financial Analyst designation. Mr. Moser is a member of the Boston Security Analyst Society and the CFA Institute.

Peter Schwab, CFA is a Portfolio Manager of the High Yield Bond Fund and the Sustainable Allocation Fund. Mr. Schwab joined IAM in 2015. Prior to joining the Adviser, Mr. Schwab was a Managing Director on the High Yield Bond and Loan Team at Goldman Sachs Asset Management. Mr. Schwab joined Goldman Sachs Asset Management as a Senior Sector Analyst in 2000 and was promoted to Director of High Yield Research in 2010. Prior to joining Goldman Sachs Asset Management, Mr. Schwab was an Investment Associate in the High Yield Group at Putnam Investments and a member of the High Yield Research Group at Donaldson, Lufkin and Jenrette. Mr. Schwab has a Bachelor of Arts in History and Economics from Union College and a Master of Business Administration in Finance from Columbia Business School. He is a CFA charterholder and a member of the New York Society of Security Analysts.

Kent Siefers is a Portfolio Manager of the High Yield Bond Fund. He has been an analyst with the Fund since 2009. Prior to joining the Adviser, Mr. Siefers was an analyst for an event-driven hedge fund at LKS Capital, LLC. He was previously the director of research and co-portfolio manager of PRS International, a convertible arbitrage hedge fund. He started his career as a research associate working for firms such as Thomas Weisel, BankBoston Robertson Stephens and Federated Investors. Mr. Siefers received his Bachelor of Science in business administration from the University of Vermont.

Anthony Trzcinka CFA is a Portfolio Manager of the Core Bond Fund and the Sustainable Allocation Fund and has been employed by IAM since 2003. Before joining the Adviser, Mr. Trzcinka spent more than three years at AEW Capital Management as an Assistant Vice President, and prior to that had more than ten years of overall finance experience. Mr. Trzcinka has a Masters of Business Administration from Northeastern University, a Bachelor of Arts from the University of Massachusetts and holds the Chartered Financial Analyst designation. Mr. Trzcinka is a member of the Boston Security Analyst Society and the CFA Institute.

David Winborne is a Portfolio Manager of the Global Opportunities Fund and of the Global Environmental Markets Fund and has been responsible for the management of each Fund since 2018. Mr. Winborne joined Impax Asset Management Ltd. in September 2015 as a senior portfolio manager on the listed equity team, and his responsibilities include co-management of the Leaders and Global Opportunities strategies. Prior to joining Impax Asset Management Ltd., he had joint responsibility for the successful development, launch and management of a new global equities investment platform at Tesco Pension Investment. Prior to this, Mr. Winborne was a fund manager at Sarasin & Partners, where he was responsible for the firm’s Asia Pacific Equity Fund and for contributing investment recommendations to Sarasin’s flagship thematic Global Equity Fund. Mr. Winborne began his career in 2003 as a global equity analyst at Insight Investment on the Global Equities graduate scheme. Mr. Winborne has a BSc in Politics and Economics from the University of Bath.

Justin Winter is a portfolio manager of the Global Sustainable Infrastructure Fund. Before joining Impax in 2009, Mr. Winter worked as an investment analyst covering global equities for Hunter Hall, a pioneering Australian ethical investor. He also worked as a research analyst covering renewable energy at what is now BNEF (Bloomberg New Energy Finance) and, before moving into finance, as a consulting engineer working on major infrastructure projects including preparing Environment Impact Studies and conducting water supply analysis and flood modelling. Mr. Winter holds a Bachelor’s degree in Engineering from the University of Queensland and a Master’s degree in commerce from the University of Sydney.

The Funds’ Statement of Additional Information provides additional information about (i) the portfolio managers’ compensation, (ii) other accounts, if any, managed by the portfolio managers and (iii) the portfolio managers’ ownership, if any, of shares of the Funds.

How Share Price is Determined

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s net assets attributable to that class (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding of that class.

Each Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day. A business day is any day that the New York Stock Exchange (“NYSE”) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time (the “NYSE Close”). If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, a Fund’s NAV is not calculated. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

The Funds’ investments for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. Pursuant to Rule 2a-5 under the 1940 Act, the Boards of Trustees have designated the Adviser, through its Best Execution and Valuation Committee, as the “valuation designee” to make fair value determinations for all of the Funds’ investments for which market quotations are not readily available. Please see “Pricing of Fund Shares” in the Statement of Additional Information.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. The Funds’ use of fair value pricing may help deter short-term trading activity as discussed below under “Frequent Purchases and Redemptions of Fund Shares.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the US dollar are converted to US dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the US dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the US dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares.

Shareholder Guide

Choosing a Share Class

Each Fund offers Institutional Class and Investor Class shares. Additionally, the Small Cap Fund, the US Sustainable Economy Fund, the Global Environmental Markets Fund and the High Yield Bond Fund offer Class A shares. Each share class represents an investment in the same portfolio of securities, but each class has its own expense structure and, in the case of Class A shares, sales charges, allowing you and your financial representative to choose the class that best suits your investment needs.

Factors you should consider in choosing a class of shares include:

•	how long you expect to own the shares;
•	how much you intend to invest;
•	the total expenses associated with owning shares of each class;
•	whether you qualify for any reduction or waiver of any applicable sales charges and
•	whether you plan to take any distributions in the near future.

Each investor’s financial considerations are different. You should speak with your financial representative to help you decide which share class is best for you.

Comparison of Share Classes

	Institutional Class	Investor Class	Class A
Minimum Initial Investment[1]	$250,000	$1,000[2]	$1,000[2]
Minimum Subsequent Investment	None	$50	$50
Maximum Investment	None	None	None
Maximum Initial Sales Charge	None	None	5.50%[3]
Maximum Contingent Deferred Sales Charge	None	None	1.00%[4]
Maximum Distribution and Service Fees	None	0.25%	0.25%

[1]	May be waived in the sole discretion of the Fund, the Adviser or the Fund’s distributor.
[2]	Investment minimums do not apply to purchases of Investor Class or Class A shares of a Fund by SIMPLE and SEP individual retirement accounts (IRAs).
[3]	4.50% for the High Yield Bond Fund. Reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more.
[4]	Applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

Institutional Class Eligibility

Institutional Class shares are offered without any sales charge to investors who meet the minimum initial investment requirement* for purchases of Institutional Class shares.

Institutional Shares may be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

*	The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the Funds’ sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The Funds may waive the minimum initial investment for other categories of investors at its discretion.

How to Purchase Shares

The Impax Funds serve the retail, advisor, retirement and institutional markets with a full array of share classes. Shares may be purchased directly in the Institutional Class or Investor Class of each Fund, subject to the limitations set forth in this Prospectus regarding Institutional Class shares. All accounts in Class A shares, which are available in the Small Cap, US Sustainable Economy, Global Environmental Markets and High Yield Bond Funds, must be opened through an investment advisor, approved broker/dealer or other financial intermediary. You or your financial representative may obtain an account application from the Funds’ website at www.impaxam.com or by contacting the Impax Funds at 800.767.1727. The completed application, along with a check made payable to “Impax Funds” (or any other form of payment acceptable to the Funds in their discretion), must then be returned to the following address:

by regular mail to1:	or, by overnight delivery to:

Impax Funds P.O. Box 534463 Pittsburgh, PA 15253-4463	Impax Funds Attention: 534463 500 Ross Street, 154-0520 Pittsburgh, PA 15262 Toll-Free Telephone 800.372.7827

[1]	Orders will not be considered “received” by the Fund for purposes of determining the price at which they will be effected until they have been delivered to the transfer agent.

Please note that the Funds cannot accept money orders or third-party, traveler or starter checks.

Investors wishing to pay for shares by wire transfer (or by any other payment method) should contact the Impax Funds at 800.372.7827. See “Investing by Wire” below for wire instructions.

Share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser’s name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned. Please note that shares purchased by check are not immediately available for redemption. See “How to Sell Shares” below for more information.

Investment Minimums

Shares of the Funds are offered for sale on a continuous basis at the offering price, which is NAV plus any applicable sales charges (Class A only). Generally, share purchases are subject to the minimum investment amounts set forth below. A shareholder’s financial advisor may establish higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Shares	$250,000	None
Investor Class Shares[1]	$1,000	$50
Class A Shares[1]	$1,000	$50

[1]	Investment minimums do not apply to purchases of Investor Class or Class A shares of a Fund by SIMPLE and SEP individual retirement accounts (IRAs).

Each Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts, (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based feel, and (3) certain employer-sponsored retirement plans. In addition, each Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Sales Charges

Class A Shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

SMALL CAP, US SUSTAINABLE ECONOMY AND GLOBAL ENVIRONMENTAL MARKETS FUNDS

	Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Rate Commission as a % of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None	None	See Below

HIGH YIELD BOND FUND

	Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Rate Commission as a % of Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.25%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	See Below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the net asset value of the shares being sold, whichever is less. The distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge. The Funds may reimburse the distributor for these payments through their plans of distribution (see “Distribution Arrangements” in this Prospectus).

Class A Shares Not Subject to a Sales Charge

The following investments are not subject to any initial or contingent deferred sales charge if the Funds are properly notified of the nature of the investment:

•	Investments made by accounts that are part of certain qualified fee-based programs through an investment dealer’s load-waived Class A share program;
•	Investments made through a financial intermediary that has entered into an agreement with the Funds to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;
•	Investments in Class A shares made by endowments or foundations with $10 million or more in assets;
•	Investments made through an employer-sponsored retirement plan, provided its plan administrator or dealer of record has entered into an agreement with the Funds or it invests at least $1 million in Class A shares of the Funds; and
•	Certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this Prospectus for more information).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers, registered investment advisors authorized to sell the Funds and employees of IAM. Whether a sales charge waiver described above is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. The Statement of Additional Information has more information about reductions and waivers of sales charges, including deferred sales charges. In addition, investors investing in a Fund through an intermediary should consult Appendix A to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries. Before investing you should discuss which share class may be right for you with your financial intermediary.

Contingent Deferred Sales Charges (Certain Class A Shares)

Class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. Please see the Funds’ Statement of Additional Information for more information. Deferred sales charges will be based on the lower of the shares’ original purchase price and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Sales Charge Reductions and Waivers

The Funds offer two principal ways for you to qualify for discounts on initial sales charges on Class A shares, often referred to as “breakpoint discounts”:

Right of Accumulation. You can add the amount of your current purchases of Class A shares of one or more of the Funds to the value of your existing accounts in the Funds to obtain a breakpoint discount. Individuals can also include purchases by, and accounts owned by, their spouse or domestic partner and minor children, including accounts established through different financial representatives.

For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases.

To calculate the total value of your existing accounts and any linked accounts, the Funds will use the current maximum public offering price of those shares.

Statement of Intention. A statement of intention is a document in which you agree to make purchases of Class A shares in a specified dollar amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full dollar amount of shares within 13 months, the applicable Fund or Funds will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

•	Individual accounts
•	Joint accounts
•	Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
•	Shares of the Funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

In order to obtain a breakpoint discount, you must inform the Funds or your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. If you do not let the Funds or your financial representative know that you are eligible for a discount, you may not receive a reduced sales charge to which you are entitled. The Funds or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found in the Funds’ Statement of Additional Information.

Additional Reductions and Waivers of Sales Charges

In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge on Class A shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;
•	tax-free returns of excess contributions to IRAs;
•	redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);
•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and
•	the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):
–	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and
–	if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

Rollovers from Retirement Plans to IRAs

Assets from retirement plans may be invested in Class A shares through an IRA rollover, subject to the other provisions of this Prospectus. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. However, rollover IRAs invested in Class A shares will be made without a sales charge if the assets being rolled over were invested in the Funds at the time of distribution.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to a Fund’s investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this Prospectus and the Funds’ Statement of Additional Information.

Right of Reinvestment

Subject to the Funds’ policies regarding frequent purchase and redemption of Fund shares, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution of Class A shares in any Fund without a sales charge provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. In order to take advantage of this privilege, you must notify the Fund or your broker/dealer at the time of the repurchase. The Funds reserve the right to modify or eliminate this privilege at any time without notice to shareholders.

In General

Generally, if a purchase order is received in proper form by the Funds’ transfer agent by the NYSE Close, the shares will be purchased at the net asset value determined as of that day (plus any applicable sales charges); otherwise, the shares will be purchased at the net asset value next determined (plus any applicable sales charges).

There are certain exceptions when an order is received by a financial intermediary that has entered into an agreement with the Fund’s distributor prior to the NYSE Close and then transmitted to the transfer agent after the net asset value has been calculated for that day. In such cases, the Fund will be deemed to have received the order when the authorized intermediary receives the order, and the order will be processed at that day’s net asset value, plus any applicable sales charges. In such cases, it is the authorized intermediary’s responsibility to transmit orders so that they will be received by the Funds’ transfer agent (or such other entity) on a timely basis.

Investors who purchase shares through certain benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

The Funds do not process orders on days when the New York Stock Exchange is closed. If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s net asset value, plus any applicable sales charges.)

The Funds reserve the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect the Funds and their shareholders. In particular, the Funds and the Adviser each reserve the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.

Federal law requires all financial institutions to obtain and record personal information about an investor to verify the investor’s identity. If an investor is opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), the investor may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of the account. The Funds may request additional information about the investor (which may include certain documents, such as articles of incorporation for companies) to help the Funds’ transfer agent verify identity. If an investor refuses to provide such information, the Funds and other financial institutions may be unable to open an account for such investor. The Funds reserve the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of shares. The Funds further reserve the right to close an account (or to take such other steps as the Funds deem reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Share Certificates

The Funds do not issue share certificates.

Financial Advisors

A shareholder’s financial advisor can help the shareholder purchase shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.

Plan administrators, brokers or other financial intermediaries and their designees may charge investors a fee for effecting transactions in shares of the Funds, in addition to any fees the Funds may charge, and may impose other limitations on buying and selling shares. Please consult a representative of your financial intermediary for further information.

Purchasing Additional Shares

Investing by Mail

Shareholders may purchase additional Institutional Class, Investor Class or Class A shares of the Funds by mailing a check to the address above under the caption “Purchases—Investing by Mail” with a letter setting forth the account number and Fund name or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to “Impax Funds” and, if not stated in an accompanying letter, should clearly indicate the account number and Fund name. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations. Please note that shares purchased by check are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Investing by Telephone

In order to purchase additional Institutional Class, Investor Class or Class A shares of the Funds by telephone, a shareholder must provide US domestic bank information for electronic (ACH) transfers on his or her initial application form or a Shareholder Service Form (the Shareholder Service Form is available at the Impax Funds’ website at www.impaxam.com and may be requested by calling Impax toll-free at 800.372.7827); and then telephone the Impax Funds toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

The Funds reserve the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Investing by Wire Transfer

For an existing account to purchase additional Institutional Class, Investor Class or Class A shares by wire transfer, a shareholder must instruct his or her bank to transfer funds to the following account:

Bank Name: BNY Mellon, N.A.
Location: Boston, MA
ABA #: 011001234
Acct. #: 748110
Acct. Name: BNY Mellon as Agent FBO Impax Funds
For Further Credit: Fund Name, Acct. Number, Shareholder Name

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations. Shares will be purchased at the net asset value next determined after the wire is received.

Investing Online

In order to purchase additional Institutional Class, Investor Class or Class A shares of the Funds online, a shareholder must:

•	provide bank information for electronic (ACH) transfers on his or her initial application form or a Shareholder Service Form (the Shareholder Service Form is available at the Impax website at www.impaxam.com and may be requested by calling the Impax Funds toll-free at 800.372.7827); and then
•	go to www.impaxam.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations. The Funds reserve the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Automatic Investment Plan Under the Impax Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Institutional Class, Investor Class or Class A shares via an automatic debit from a bank account. For additional information about this service, please contact the Impax Funds toll-free at 800.372.7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Impax website at www.impaxam.com. A written confirmation of purchases made under an Automatic Investment Plan will be made through a quarterly statement sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of quarterly statements.

Financial Advisors A shareholder’s financial advisor can help the shareholder purchase additional Institutional Class, Investor Class or Class A shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.

Please note that the Funds cannot accept money orders or third-party, traveler or starter checks.

How to Sell Shares

Redemptions of Institutional Class, Investor Class or Class A Shares

Shareholders may redeem (sell) Institutional Class, Investor Class or Class A shares of a Fund as described below for cash at the net asset value per share next determined after the Fund’s transfer agent (or authorized financial intermediary, as described above) receives a redemption request in proper form. A redemption request must be in writing and the signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” if the proceeds of the redemption:

•	are to be paid to a person other than the record owner;
•	are to be sent (i) to an address other than the address on the transfer agent’s records or (ii) within 30 days after the transfer agent has been notified of an address change; or
•	are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent’s records.

An “eligible guarantor institution” includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

•	Securities Transfer Agents Medallion Program (STAMP);
•	Stock Exchanges Medallion Program (SEMP); and
•	New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of more than a certain dollar amount. The Funds’ transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Receiving your Proceeds

Generally, payment for Institutional Class, Investor Class or Class A shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Funds’ transfer agent of the redemption request in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock Exchange is restricted or during an emergency that makes it impractical for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. The Funds charge a fee of $10.00 for each wire redemption, subject to change without notice.

Additional Information

Institutional Class, Investor Class or Class A shares purchased by check or electronic (ACH) transfer are held in escrow by the Funds’ transfer agent until the check has been collected or the payment has been received, which will generally not exceed 10 days, although in some cases may take 30 days or more. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

The Funds’ transfer agent also may temporarily delay for more than seven days payment of redemption proceeds from the Fund account of a “Specified Adult” (as defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

Redeeming by Mail

An Institutional Class, Investor Class or Class A shareholder may request a redemption by written request signed by all account owners exactly as their names appear on the records of the Funds’ transfer agent. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent:

by regular mail to1:	or, by overnight delivery to:

Impax Funds P.O. Box 534463 Pittsburgh, PA 15253-4463	Impax Funds Attention: 534463 500 Ross Street, 154-0520 Pittsburgh, PA 15262 Toll-Free Telephone 800.372.7827

[1]	Orders will not be considered “received” by the Fund for purposes of determining the price at which they will be effected until they have been delivered to the transfer agent.

Redeeming by Telephone

An Institutional Class, Investor Class or Class A shareholder may request a redemption of at least $1,000 by telephone. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Institutional Class, Investor Class or Class A shares by telephone, a shareholder must telephone Impax toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Redeeming Online

An Institutional Class, Investor Class or Class A shareholder may request a redemption of no more than $50,000 online. The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a preauthorized bank account. Redemptions to the address of record cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Institutional Class, Investor Class or Class A shares online, a shareholder must go to www.impaxam.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to redeem shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Systematic Withdrawal Plan A voluntary, systematic withdrawal plan is available to Institutional Class, Investor Class or Class A shareholders, which provides for monthly, quarterly, semi-annual or annual withdrawals. For additional information about this service please contact the Impax Funds toll-free at 800.372.7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Impax website at www.impaxam.com. A written confirmation of redemptions made under a Systematic Withdrawal Plan will be made through a quarterly statement sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of quarterly statements.

Financial Advisors A shareholder’s financial advisor can help the shareholder redeem Institutional Class, Investor Class or Class A shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.

In General

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these circumstances, the Funds may suspend redemptions or postpone payment for more than seven days, as permitted by law.

The Funds typically seek to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Funds. However, the Funds may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market conditions. In these situations, the Fund may have to sell Fund holdings that it would otherwise prefer not to sell because, among other reasons, the current price to be received is less than the Fund’s perceived value of the holdings.

In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash. A Fund will only redeem in-kind when the Fund’s Adviser or Sub-Adviser determines that such action is in the best interests of the Fund. For example, certain shareholders may specifically request a redemption in-kind in order to avoid any disruption in market exposure, or a redemption may be so relatively large that a redemption in-kind is most appropriate. A Fund’s Adviser or Sub-Adviser may determine that redemptions in-kind are the most appropriate mechanism to protect the Fund during times of market stress. In the event the Fund distributes portfolio securities in-kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For US federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash.

Involuntary Redemptions Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in a Fund equal to at least the minimum investment necessary to open the account. The Funds reserve the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-advantaged retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. The Funds will give any shareholder subject to involuntary redemption 60 days’ prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder’s Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder’s Fund shares.

Escheatment If your account is held directly with the Funds and is later deemed “abandoned” or “unclaimed” under state law, the Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Fund’s transfer agent by mail or telephone, and promptly cash all checks for dividends, capital gains and redemptions. The Fund and the Fund’s transfer agent will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

How to Exchange Shares

In General

A shareholder may exchange Institutional Class, Investor Class or Class A shares of any Fund for shares of the same class of any other Impax Fund, or Investor Class shares of any Fund for Institutional Class shares of any other Impax Fund; or Institutional Class shares of any Fund for Investor Class shares of any other Impax Fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. A shareholder also may exchange Class A shares of any Fund for Investor Class or Institutional Class shares of any other Impax Fund that does not offer Class A shares, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below.

In addition, an exchange generally will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Impax Fund, or a conversion of shares from one class to another class of the same Impax Fund, generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, next determined after the transfer agent receives the exchange request in proper form.

The Funds reserve the right to suspend exchange privileges on any account if the Adviser determines that the account’s exchange activity is likely to adversely affect its ability to manage the Funds. See the section below captioned “Frequent Purchases and Redemptions of Fund Shares.”

Exchanging by Mail

Shareholders may exchange Institutional Class, Investor Class and Class A shares of a Fund by mailing an exchange request:

by regular mail to1:	or, by overnight delivery to:

Impax Funds P.O. Box 534463 Pittsburgh, PA 15253-4463	Impax Funds Attention: 534463 500 Ross Street, 154-0520 Pittsburgh, PA 15262 Toll-Free Telephone 800.372.7827

[1]	Orders will not be considered “received” by the Fund for purposes of determining the price at which they will be effected until they have been delivered to the transfer agent.

Exchanging by Telephone

In order to exchange Institutional Class, Investor Class and Class A shares by telephone, a shareholder must telephone the Impax Funds toll-free at 800.372.7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Exchanging Online

In order to exchange Institutional Class, Investor Class and Class A shares online, a shareholder must go to www.impaxam.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to exchange shares. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Financial Advisors A shareholder’s financial advisor can help the shareholder exchange Institutional Class, Investor Class and Class A shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Funds.

Investor Class and Class A Share Exchange/Conversion

Investor Class and Class A shares of the Funds may be exchanged, at the shareholder’s option, for Institutional Class shares of the same Fund, provided that the shareholder meets applicable eligibility requirements for Institutional Class shares discussed above. The Funds may from time to time, but shall be under no obligation to, convert Investor Class shares held in a shareholder’s account to Institutional Class shares of the same Fund in the event the shareholder satisfies the eligibility requirements for Institutional Class shares. The Funds do not currently expect to convert any Investor Class shares for Institutional Class shares for any account for which a broker of record has been designated or for any account held through a financial intermediary, but will permit exchanges of such Investor Class shares for Institutional Class shares at the shareholder’s option, provided that the shareholder satisfies the eligibility requirements for Institutional Class shares. The Funds also reserve the right to convert Institutional Class shares held in a shareholder’s account to Investor Class shares of the same Fund in the event the shareholder no longer satisfies the eligibility requirements for Institutional Class shares. A shareholder’s Institutional Class shares will not be converted to Investor Class shares without prior notice to shareholders by the Funds.

Any exchange or conversion will occur at the relative net asset value of the two share classes, without the imposition of any sales load, fee, or other charge. A Fund may suspend the exchange and conversion features described above at any time if it determines that such exchange or conversion may result in adverse tax consequences to the Fund or its shareholders.

Cost Basis Reporting

Upon the sale or exchange of your shares held in a non-retirement account in a Fund, such Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please call the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. at 800.372.7827 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Frequent Purchases and Redemptions of Fund Shares

The Funds generally encourage shareholders to invest in the Funds as part of a long-term investment strategy. The interests of the Funds’ long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and otherwise to adversely affect the Funds. This type of excessive short-term trading activity is referred to herein as “frequent purchases and redemptions.” Because the International Sustainable Economy Fund, the Global Opportunities Fund and the Global Environmental Markets Fund invest significantly in non-US securities, they may be particularly vulnerable to the risks of frequent trading. The Funds are not intended as a vehicle for frequent purchases and redemptions.

Accordingly, the Funds’ Boards of Trustees have adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative effects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures require the Funds to:

•	actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and
•	use fair value pricing when market prices are not readily available.

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Funds. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Funds on a net basis, conceal the identity of individual investors from the Funds because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds’ practices discussed above.

The Funds’ Boards of Trustees reserve the right to amend their policies and procedures at any time and from time to time in their sole discretion, without prior notice to shareholders.

Taxes, Dividends and Distributions

Taxes

The following discussion is a summary of some important US federal income tax considerations generally applicable to investments in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

Each of the Funds has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to US federal income tax on its net income and gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. If a Fund were to fail to qualify as a regulated investment company, or to satisfy the distribution requirements applicable to regulated investment companies in any taxable year, the Fund would be subject to fund-level taxation with respect to such year, which consequently, would result in a reduction in assets available for distribution to shareholders.

For US federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long a shareholder has owned their shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Properly reported distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of net investment income properly reported by a Fund as derived from “qualified dividend income” are taxed to individuals at the lower rates applicable to net capital gain, provided that both the shareholder and the relevant Fund meet certain holding period and other requirements.

A three and eight-tenths percent (3.8%) Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions paid by a Fund of net investment income and capital gains, and net gains recognized on the redemption, sale or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to a shareholder even if they are paid from income or gains earned by a Fund before such shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable to a shareholder whether such shareholder receives them in cash or reinvests them in additional shares. Distributions may also be subject to state and local taxes. Distributions by a Fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

Certain of the Funds’ investments may cause the Funds to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments (including when it is not advantageous to do so) in order to satisfy its distribution requirements.

A Fund’s or an Underlying Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund’s return on those investments would be decreased. Generally, shareholders of the Funds (other than the International Sustainable Economy Fund) will not be entitled to claim a credit or deduction with respect to any foreign taxes withheld from or paid by a Fund. However, if more than fifty percent (50%) of a Fund’s or an Underlying Fund’s assets at year end consists of the securities of foreign corporations, the Fund or Underlying Fund may elect to permit shareholders to claim a credit or deduction on their tax returns (subject to certain limitations) with respect to foreign taxes withheld from or paid by the Fund. A Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund’s use of derivatives may affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

A Fund’s investment in one or more Underlying Funds will potentially affect the timing, character or amount of its income and gains, relative to the income and gains the Fund would have had, had it invested directly in the portfolio securities or other assets held by the Underlying Fund. As a result, a Fund’s investment in an Underlying Fund can affect the timing, character, or amount of such Fund’s distributions to, and therefore may increase the amount of taxes payable by its shareholders.

Any gain resulting from the redemption, sale or exchange of a shareholder’s shares will generally also be subject to tax. If a shareholder exchanges shares of one Fund for shares of another Fund, this generally will be treated as a redemption of Fund shares and purchase of new Fund shares and any gain realized on the redemption portion of the transaction generally will be subject to US federal income tax. For information about determining a shareholder’s tax basis for shares, including those acquired through the reinvestment of dividends, see “Cost Basis Reporting” above.

A Fund may be required to withhold US federal income tax from all distributions and redemption proceeds payable to individual shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s US federal income tax liability.

Special tax considerations apply to foreign persons investing in a Fund. Foreign persons are urged to consult the Statement of Additional Information for more information.

* * * * *

The tax information provided in this Prospectus is general information and, unless otherwise specifically noted, may not apply to a shareholder if he or she is investing through a tax-advantaged account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive effect). Shareholders are urged to consult their own tax advisors regarding their particular tax situation (under federal, state, local, and foreign tax laws). More information about taxes is contained in the Statement of Additional Information.

Dividends and Distributions

Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Investor Class and Class A shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Investor Class and Class A shares.

The Large Cap Fund, Small Cap Fund, US Sustainable Economy Fund, Global Sustainable Infrastructure Fund, Global Opportunities Fund, Global Environmental Markets Fund, Global Social Leaders Fund, Global Women’s Fund, International Sustainable Economy Fund and Sustainable Allocation Fund, expect to pay dividends of net investment income, if any, semiannually and to make distributions of net realized capital gains, if any, at least annually. The Core Bond Fund and the High Yield Bond Fund expect to pay dividends of net investment income, if any, monthly and to make distributions of net realized capital gains, if any, at least annually. A shareholder begins earning dividends on Core Bond Fund and High Yield Bond Fund shares the day after such Fund receives his or her purchase payment. For these purposes “dividends” of net investment income generally consist of interest and dividends earned from securities held by a Fund, net of expenses incurred by that Fund. “Distributions of net realized capital gains” generally consist of capital gains on sales of securities by a Fund, whether long term (from the sale of securities held for more than 12 months) or short term (from the sale of securities held for 12 months or less).

Shareholders may elect one of the following options for receipt of their dividend and capital gain distributions, if any:

•	Reinvest all distributions in additional shares of the same class of the Fund. This will be done unless the shareholder elects another option.

•	Reinvest all distributions in shares of the same class of another Fund at net asset value. The shareholder must have an account existing in the series selected for investment with the identical registered name. The shareholder must elect this option on his or her account application or by a telephone request to the transfer agent.

•	Receive dividends in cash (see options below) and reinvest capital gains in additional shares of the same class of the Fund or another Fund at net asset value.

•	Reinvest dividends in additional shares of the same class of the Fund or another Fund at net asset value and receive capital gains in cash (see options below).

•	Receive all distributions in cash by one of the following methods:
–	Send the check to the shareholder’s address of record.
–	Send the check to a third party address.
–	Transfer the money to the shareholder’s bank via electronic (ACH) transfer.

Shareholders should elect an option by sending written instructions to the transfer agent:

by regular mail to:	or, by overnight delivery to:

Impax Funds P.O. Box 534463 Pittsburgh, PA 15253-4463	Impax Funds Attention: 534463 500 Ross Street, 154-0520 Pittsburgh, PA 15262 Toll-Free Telephone 800.372.7827

If a shareholder elects to have distributions reinvested in shares of a Fund, a confirmation of any reinvestment will be made through a quarterly statement sent to the shareholder by the transfer agent at such shareholder’s address of record or via e-mail notification for shareholders who elect electronic delivery of quarterly statements.

Important Note Regarding “Lost Shareholders”

If the postal or other delivery service is unable to deliver shareholder documents to your address of record, or if your account has no activity in it for a period of time, a Fund may be required to transfer it to a state under the state’s abandoned property law. Further, if the postal or other delivery service is unable to deliver shareholder documents to your address of record, the Funds reserve the right to refuse subsequent purchases for your account and to cancel any Automatic Investment Plan established for your account.

If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to such shareholder’s address of record, or if your checks remain uncashed for eight months, each Fund reserves the right to reinvest your distribution checks in your account at the then-current net asset value and to change your distribution option to reinvest all distributions in additional shares of the same class of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Shareholder Services

Online Account Access

For convenience, the Impax Funds offer online account access for Institutional Class, Investor Class and Class A shareholders. Using a User ID and password, shareholders can access their Impax Fund accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Impax Funds. To obtain additional information about investing online, visit www.impaxam.com or call Impax Funds toll-free at 800.372.7827.

Tax-Advantaged Retirement Plans

Various tax-advantaged retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, and SEP (Simplified Employee Pension) IRA plans, are available through the Impax Funds. Information regarding the establishment and administration of these plans, custodial fees (such plans currently are charged an annual custodial fee of $20) and other details is available from Impax Funds. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.

Delivery of Shareholder Documents

In order to reduce expenses, it is intended that the Funds will deliver only one copy of a Fund’s Prospectus and each annual and semiannual report to any address shared by two or more accounts. Shareholders who wish to receive additional copies of these documents and who hold their shares directly with a Fund should request a separate copy by writing to Impax Funds at P.O. Box 534463, Pittsburgh, PA 15253-4463, by telephoning Impax toll-free at 800.372.7827 or by visiting Impax’s website at www.impaxam.com. Alternatively, if shares are held through a specified benefit plan or financial institution, please contact it directly. Within thirty days after receipt of a shareholder’s request by the Funds or financial institution, as applicable, such party will begin sending shareholders individual copies.

Shareholders also may elect to have prospectuses, annual and semiannual reports delivered by email by enrolling in the Impax Funds’ electronic document delivery service, which is available through the Impax website at www.impaxam.com.

Distribution Arrangements

Rule 12b-1 Plans

Each Fund has adopted a plan (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay distribution fees for the sale and distribution of its Investor Class and Class A shares and for personal services rendered to such shareholders and/or the maintenance of shareholder accounts. The annual fees may equal up to 0.25% of the average daily net assets allocable to each of Investor Class or Class A shares of such Fund.

Because distribution and service fees are paid out of the Funds’ assets on an ongoing basis, over time these expenses will increase the cost and reduce the returns of your investment.

Payment for Sub-Transfer Agency Services

The Funds may make payments to financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other Securities and Exchange Commission-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Adviser, Foreside Financial Services, LLC, the Funds’ distributor, and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Funds’ transfer agent for providing similar services to other accounts. The Adviser and Foreside Financial Services, LLC do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Additional Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation from the Funds as well as from the Adviser and/or Foreside Financial Services, LLC (for purposes of this section only, the Adviser and Foreside Financial Services, LLC are referred to collectively as the “Distributor”) in connection with the sale of shares of a Fund to a shareholder or a shareholder remaining an investor in a Fund. The compensation that the financial intermediary receives will vary among financial intermediaries. The types of payments include payments under plans and payments by the Distributor out of its own assets. These payments may create a conflict of interest by providing a financial incentive to your financial intermediary to promote a Fund actively or to cooperate with the Distributor’s promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a Fund. Shareholders should ask their financial intermediary for information about any payments it receives from the Distributor or the Funds and any services it provides, as well as about fees and/or commissions imposed on shareholders by the financial intermediary. Financial intermediaries may categorize and disclose these arrangements differently than the Distributor does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with a Fund’s purchase or sale of portfolio securities. However, the Funds and the Adviser do not consider a financial intermediary’s sale of shares of a Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Funds.

In addition, from time to time, the Distributor, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Financial Highlights

The financial highlights table below is intended to help investors understand the Funds’ financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information provided for the Funds for all periods has been derived from the Funds’ financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with such financial statements, is included in the Funds’ annual report to shareholders. The Funds’ annual report for the year ended December 31, 2023 is incorporated by reference into the Statement of Additional Information and is available without charge upon request by writing to Impax Funds at 30 Penhallow Street, Suite 100, Portsmouth, NH 03801, by telephoning (toll-free) 800.767.1729 or by visiting the Impax website at www.impaxam.com.

Financial Highlights

Impax Large Cap Fund

	Year Ended December 31,
	2023	2022	2021	2020	2019
Investor Class
Net asset value, beginning of year	$11.52	$14.82	$12.02	$10.38	$7.97
Net investment income[1]	0.09	0.06	0.03	0.06	0.07
Net realized and unrealized gains (losses)	2.20	(3.02)	3.63	2.38	2.71
Total from investment operations	2.29	(2.96)	3.66	2.44	2.78
Distributions to shareholders
From net investment income	0.10	0.08	0.03	0.07	0.07
From net realized gains	0.47	0.26	0.83	0.73	0.30
Total distributions	0.57	0.34	0.86	0.80	0.37
Net asset value, end of year	$13.24	$11.52	$14.82	$12.02	$10.38
Total return[2]	19.90%	(19.99)%	30.57%	23.75%	34.85%
Net assets, end of period (in $000’s)	$58,218	$56,667	$57,965	$21,351	$3,271

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.98%	0.97%	0.97%	0.95%	0.95%
Net investment income	0.71%	0.49%	0.22%	0.51%	0.74%
Total expenses excluding reimbursements and waivers	0.98%	0.97%	0.97%	0.95%	0.95%
Portfolio Turnover[4]	44%	34%	25%	43%	37%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax Large Cap Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$11.56	$14.87	$12.05	$10.40	$7.98
Net investment income[1]	0.12	0.09	0.07	0.09	0.09
Net realized and unrealized gains (losses)	2.20	(3.03)	3.64	2.38	2.72
Total from investment operations	2.32	(2.94)	3.71	2.47	2.81
Distributions to shareholders
From net investment income	0.13	0.11	0.06	0.09	0.09
From net realized gains	0.47	0.26	0.83	0.73	0.30
Total distributions	0.60	0.37	0.89	0.82	0.39
Net asset value, end of year	$13.28	$11.56	$14.87	$12.05	$10.40
Total return[2]	20.12%	(19.77)%	30.92%	23.99%	35.23%
Net assets, end of period (in $000’s)	$1,384,959	$1,291,988	$1,511,547	$1,020,242	$763,004

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.73%	0.72%	0.71%	0.70%	0.70%
Net investment income	0.96%	0.73%	0.47%	0.84%	1.00%
Total expenses excluding reimbursements and waivers	0.73%	0.72%	0.71%	0.70%	0.70%
Portfolio Turnover[4]	44%	34%	25%	43%	37%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

Financial Highlights

Impax Small Cap Fund

	Year Ended December 31,
	2023	2022		2021	2020	2019
Investor Class
Net asset value, beginning of year	$14.06	$18.72		$15.78	$14.67	$12.01
Net investment income[1]	(0.02)	(0.03)		0.08	(0.03)	0.13
Net realized and unrealized gains (losses)	1.92	(4.28)		4.66	1.75	2.66
Total from investment operations	1.90	(4.31)		4.74	1.72	2.79
Distributions to shareholders
From net investment income	—	—		0.04	—	0.13
From net realized gains	—	0.35		1.76	0.61	—
Total distributions	—	0.35		1.80	0.61	0.13
Net asset value, end of year	$15.96	$14.06		$18.72	$15.78	$14.67
Total return[2]	13.51%	(22.97)%		30.26%	11.77%	23.29%
Net assets, end of period (in $000’s)	$96,548	$93,090		$125,234	$102,582	$110,520

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	1.16%	1.16%		1.15%	1.19%	1.20%
Net investment income	(0.11)%	(0.23	)% [4]	0.44%	(0.23)%	0.93%
Total expenses excluding reimbursements and waivers	1.16%	1.16%		1.15%	1.19%	1.20%
Portfolio Turnover[5]	43%	38%		44%	73%	78%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	In 2022 the Adviser reimbursed the Fund losses related to a trading error in the amount of $63,091. Before the reimbursement by the Adviser, total return for Investor Class shares would have remained the same at (22.97%). The Net Investment Income for Investor Class shares would have been (0.24%).
[5]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax Small Cap Fund (continued)

	Year Ended December 31,
	2023	2022		2021	2020	2019
Class A
Net asset value, beginning of year	$14.01	$18.66		$15.73	$14.63	$11.98
Net investment income[1]	(0.02)	(0.03)		0.08	(0.03)	0.12
Net realized and unrealized gains (losses)	1.92	(4.27)		4.65	1.74	2.66
Total from investment operations	1.90	(4.30)		4.73	1.71	2.78
Distributions to shareholders
From net investment income	—	—		0.04	—	0.13
From net realized gains	—	0.35		1.76	0.61	—
Total distributions	—	0.35		1.80	0.61	0.13
Net asset value, end of year	$15.91	$14.01		$18.66	$15.73	$14.63
Total return[2]	13.56%	(23.03)%		30.29%	11.73%	23.27%
Net assets, end of period (in $000’s)	$11,700	$10,895		$14,305	$10,948	$12,445

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	1.16%	1.16%		1.15%	1.19%	1.20%
Net investment income	(0.10)%	(0.23	)% [4]	0.44%	(0.23)%	0.90%
Total expenses excluding reimbursements and waivers	1.16%	1.16%		1.15%	1.19%	1.20%
Portfolio Turnover[5]	43%	38%		44%	73%	78%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	In 2022 the Adviser reimbursed the Fund losses related to a trading error in the amount of $63,091. Before the reimbursement by the Adviser, total return for Class A shares would have remained the same at (23.03%). The Net Investment Income for Class A would have been (0.22%).
[5]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax Small Cap Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$14.29	$18.99	$15.99	$14.82	$12.12
Net investment income[1]	0.02	0.01	0.14	—	0.15
Net realized and unrealized gains (losses)	1.95	(4.34)	4.71	1.78	2.70
Total from investment operations	1.97	(4.33)	4.85	1.78	2.85
Distributions to shareholders
From net investment income	—	0.02	0.09	—	0.15
From net realized gains	—	0.35	1.76	0.61	—
Total distributions	—	0.37	1.85	0.61	0.15
Net asset value, end of year	$16.26	$14.29	$18.99	$15.99	$14.82
Total return[2]	13.79%	(22.80)%	30.54%	12.06%	23.56%
Net assets, end of period (in $000’s)	$568,779	$484,498	$603,123	$352,709	$308,145

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.91%	0.91%	0.90%	0.94%	0.95%
Net investment income	0.15%	0.03%[4]	0.73%	0.02%	1.08%
Total expenses excluding reimbursements and waivers	0.91%	0.91%	0.90%	0.94%	0.95%
Portfolio Turnover[5]	43%	38%	44%	73%	78%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	In 2022 the Adviser reimbursed the Fund losses related to a trading error in the amount of $63,091. Before the reimbursement by the Adviser, total return for Institutional Class shares would have remained the same at (22.80%). The Net Investment Income for Institutional Class shares would have been 0.02%.
[5]	Not annualized.

Financial Highlights

Impax US Sustainable Economy Fund

	Year Ended December 31,
	2023	2022	2021	2020	2019
Investor Class
Net asset value, beginning of year	$19.19	$25.28	$23.78	$21.41	$17.42
Net investment income[1]	0.23	0.22	0.20	0.23	0.28
Net realized and unrealized gains (losses)	4.42	(4.84)	6.83	2.60	4.43
Total from investment operations	4.65	(4.62)	7.03	2.83	4.71
Distributions to shareholders
From net investment income	0.10	0.37	0.20	0.22	0.28
From net realized gains	1.23	1.06	5.33	0.24	0.44
Tax return of capital	—	0.04	—	—	—
Total distributions	1.33	1.47	5.53	0.46	0.72
Net asset value, end of year	$22.51	$19.19	$25.28	$23.78	$21.41
Total return[2]	24.39%	(18.25)%	30.02%	13.34%	27.13%
Net assets, end of period (in $000’s)	$185,687	$159,822	$205,407	$170,315	$161,021
Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.70%	0.70%	0.74%	0.90%	0.90%
Net investment income	1.06%	1.01%	0.74%	1.10%	1.43%
Total expenses excluding reimbursements and waivers	0.88%	0.88%	0.88%	0.90%	0.90%
Portfolio Turnover[4]	43%	37%	47%	65%	49%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax US Sustainable Economy Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Class A
Net asset value, beginning of year	$19.11	$25.18	$23.71	$21.35	$17.38
Net investment income[1]	0.22	0.22	0.20	0.23	0.28
Net realized and unrealized gains (losses)	4.42	(4.82)	6.80	2.59	4.41
Total from investment operations	4.64	(4.60)	7.00	2.82	4.69
Distributions to shareholders
From net investment income	0.11	0.37	0.20	0.22	0.28
From net realized gains	1.23	1.06	5.33	0.24	0.44
Tax return of capital	—	0.04	—	—	—
Total distributions	1.34	1.47	5.53	0.46	0.72
Net asset value, end of year	$22.41	$19.11	$25.18	$23.71	$21.35
Total return[2]	24.39%	(18.24)%	29.99%	13.33%	27.08%
Net assets, end of period (in $000’s)	$9,469	$8,142	$10,150	$6,599	$6,659
Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.70%	0.70%	0.74%	0.90%	0.90%
Net investment income	1.06%	1.01%	0.74%	1.11%	1.43%
Total expenses excluding reimbursements and waivers	0.88%	0.88%	0.88%	0.90%	0.90%
Portfolio Turnover[4]	43%	37%	47%	65%	49%

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax US Sustainable Economy Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$19.99	$26.25	$24.52	$22.07	$17.94
Net investment income[1]	0.29	0.28	0.28	0.29	0.34
Net realized and unrealized gains (losses)	4.61	(5.02)	7.05	2.67	4.56
Total from investment operations	4.90	(4.74)	7.33	2.96	4.90
Distributions to shareholders
From net investment income	0.13	0.42	0.27	0.27	0.33
From net realized gains	1.23	1.06	5.33	0.24	0.44
Tax return of capital	—	0.04	—	—	—
Total distributions	1.36	1.52	5.60	0.51	0.77
Net asset value, end of year	$23.53	$19.99	$26.25	$24.52	$22.07
Total return[2]	24.65%	(18.01)%	30.35%	13.57%	27.42%
Net assets, end of period (in $000’s)	$94,815	$80,572	$98,866	$79,301	$72,736
Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.45%	0.45%	0.49%	0.65%	0.65%
Net investment income	1.31%	1.27%	0.99%	1.35%	1.68%
Total expenses excluding reimbursements and waivers	0.63%	0.63%	0.63%	0.65%	0.65%
Portfolio Turnover[4]	43%	37%	47%	65%	49%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

Financial Highlights

Impax Global Sustainable Infrastructure Fund

	Year Ended December 31,
	2023	2022	2021	2020	2019
Investor Class
Net asset value, beginning of year	$8.53	$10.11	$14.17	$12.78	$10.64
Net investment income[1]	0.22	0.24	0.41	0.23	0.25
Net realized and unrealized gains (losses)	0.57	(1.61)	1.48	1.56	2.49
Total from investment operations	0.79	(1.37)	1.89	1.79	2.74
Distributions to shareholders
From net investment income	0.22	0.21	0.32	0.21	0.25
From net realized gains	—	—	5.63	0.19	0.35
Total distributions	0.22	0.21	5.95	0.40	0.60
Net asset value, end of year	$9.10	$8.53	$10.11	$14.17	$12.78
Total return[2]	9.33%	(13.44)%	13.98%	14.25%	25.85%
Net assets, end of period (in $000’s)	$6,448	$5,816	$5,432	$4,014	$2,859
Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.80%	0.80%	0.83%	0.90%	0.90%
Net investment income	2.45%	2.64%	2.70%	1.80%	2.03%
Total expenses excluding reimbursements and waivers	0.90%	0.90%	0.90%	0.90%	0.90%
Portfolio Turnover[4]	89%	54%	127%	93%	50%

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax Global Sustainable Infrastructure Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$8.57	$10.16	$14.21	$12.81	$10.66
Net investment income[1]	0.24	0.26	0.43	0.26	0.28
Net realized and unrealized gains (losses)	0.57	(1.62)	1.51	1.57	2.50
Total from investment operations	0.81	(1.36)	1.94	1.83	2.78
Distributions to shareholders
From net investment income	0.24	0.23	0.36	0.24	0.28
From net realized gains	—	—	5.63	0.19	0.35
Total distributions	0.24	0.23	5.99	0.43	0.63
Net asset value, end of year	$9.14	$8.57	$10.16	$14.21	$12.81
Total return[2]	9.55%	(13.25)%	14.27%	14.54%	26.18%
Net assets, end of period (in $000’s)	$87,457	$101,022	$92,244	$136,036	$130,001
Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.55%	0.55%	0.58%	0.65%	0.65%
Net investment income	2.69%	2.89%	2.81%	2.06%	2.28%
Total expenses excluding reimbursements and waivers	0.65%	0.65%	0.65%	0.65%	0.65%
Portfolio Turnover[4]	89%	54%	127%	93%	50%

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized.

Financial Highlights

Impax Global Opportunities Fund

	Year Ended December 31,
	2023	2022	2021	2020	2019
Investor Class
Net asset value, beginning of year	$13.69	$17.09	$14.66	$12.04	$9.18
Net investment income[1]	0.02	0.01	(0.02)	(0.01)	0.02
Net realized and unrealized gains (losses)	2.05	(3.20)	2.76	2.75	3.05
Total from investment operations	2.07	(3.19)	2.74	2.74	3.07
Distributions to shareholders
From net investment income	0.03	0.03	—	—	0.03
From net realized gains	—	0.18	0.31	0.12	0.18
Total distributions	0.03	0.21	0.31	0.12	0.21
Net asset value, end of year	$15.73	$13.69	$17.09	$14.66	$12.04
Total return[2]	15.16%	(18.66)%	18.69%	22.76%	33.51%
Net assets, end of period (in $000’s)	$7,627	$5,260	$5,784	$3,401	$1,683
Ratios to average net assets[3]
Net expenses including reimbursements and waivers	1.23%	1.23%	1.21%	1.18%	1.19%
Net investment income	0.12%	0.09%	(0.15)%	(0.06)%	0.17%
Total expenses excluding reimbursements and waivers	1.33%	1.33%	1.32%	1.56%	1.68%
Portfolio Turnover[4]	33%	38%	30%	34%	29%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax Global Opportunities Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$13.75	$17.15	$14.69	$12.04	$9.18
Net investment income[1]	0.06	0.05	0.02	0.02	0.06
Net realized and unrealized gains (losses)	2.07	(3.22)	2.76	2.76	3.03
Total from investment operations	2.13	(3.17)	2.78	2.78	3.09
Distributions to shareholders
From net investment income	0.05	0.05	0.01	0.01	0.05
From net realized gains	—	0.18	0.31	0.12	0.18
Total distributions	0.05	0.23	0.32	0.13	0.23
Net asset value, end of year	$15.83	$13.75	$17.15	$14.69	$12.04
Total return[2]	15.50%	(18.49)%	18.96%	23.12%	33.72%
Net assets, end of period (in $000’s)	$114,505	$99,480	$137,236	$65,644	$40,392
Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.98%	0.98%	0.96%	0.94%	0.92%
Net investment income	0.39%	0.34%	0.11%	0.17%	0.51%
Total expenses excluding reimbursements and waivers	1.08%	1.08%	1.07%	1.31%	1.42%
Portfolio Turnover[4]	33%	38%	30%	34%	29%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

Financial Highlights

Impax Global Environmental Markets Fund

	Year Ended December 31,
	2023	2022	2021	2020	2019
Investor Class
Net asset value, beginning of year	$19.41	$25.22	$21.08	$16.85	$13.28
Net investment income[1]	0.09	0.07	0.14	0.09	0.12
Net realized and unrealized gains (losses)	3.11	(5.78)	4.48	4.22	3.56
Total from investment operations	3.20	(5.71)	4.62	4.31	3.68
Distributions to shareholders
From net investment income	0.14	0.04	0.13	0.08	0.11
From net realized gains	—	0.06	0.35	—	—
Total distributions	0.14	0.10	0.48	0.08	0.11
Net asset value, end of year	$22.47	$19.41	$25.22	$21.08	$16.85
Total return[2]	16.55%	(22.62)%	21.95%	25.71%	27.75%
Net assets, end of period (in $000’s)	$177,310	$167,290	$227,902	$175,040	$152,209

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	1.16%	1.16%	1.15%	1.20%	1.22%
Net investment income	0.44%	0.37%	0.61%	0.55%	0.78%
Total expenses excluding reimbursements and waivers	1.16%	1.16%	1.15%	1.20%	1.22%
Portfolio Turnover[4]	26%	35%	18%	25%	14%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax Global Environmental Markets Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Class A
Net asset value, beginning of year	$19.38	$25.17	$21.05	$16.83	$13.26
Net investment income[1]	0.09	0.07	0.14	0.09	0.12
Net realized and unrealized gains (losses)	3.11	(5.76)	4.46	4.21	3.56
Total from investment operations	3.20	(5.69)	4.60	4.30	3.68
Distributions to shareholders
From net investment income	0.14	0.04	0.13	0.08	0.11
From net realized gains	—	0.06	0.35	—	—
Total distributions	0.14	0.10	0.48	0.08	0.11
Net asset value, end of year	$22.44	$19.38	$25.17	$21.05	$16.83
Total return[2]	16.58%	(22.58)%	21.89%	25.68%	27.77%
Net assets, end of period (in $000’s)	$19,283	$17,292	$22,613	$16,651	$13,700

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	1.16%	1.16%	1.15%	1.20%	1.22%
Net investment income	0.43%	0.36%	0.61%	0.54%	0.78%
Total expenses excluding reimbursements and waivers	1.16%	1.16%	1.15%	1.20%	1.22%
Portfolio Turnover[4]	26%	35%	18%	25%	14%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax Global Environmental Markets Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$19.58	$25.40	$21.23	$16.97	$13.36
Net investment income[1]	0.14	0.12	0.21	0.14	0.16
Net realized and unrealized gains (losses)	3.15	(5.82)	4.49	4.25	3.60
Total from investment operations	3.29	(5.70)	4.70	4.39	3.76
Distributions to shareholders
From net investment income	0.17	0.06	0.18	0.13	0.15
From net realized gains	—	0.06	0.35	—	—
Total distributions	0.17	0.12	0.53	0.13	0.15
Net asset value, end of year	$22.70	$19.58	$25.40	$21.23	$16.97
Total return[2]	16.85%	(22.39)%	22.23%	26.00%	28.17%
Net assets, end of period (in $000’s)	$2,249,833	$2,024,095	$2,495,005	$1,437,952	$802,292

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.91%	0.91%	0.90%	0.95%	0.97%
Net investment income	0.69%	0.63%	0.87%	0.78%	1.01%
Total expenses excluding reimbursements and waivers	0.91%	0.91%	0.90%	0.95%	0.97%
Portfolio Turnover[4]	26%	35%	18%	25%	14%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

Financial Highlights

Impax Global Social Leaders Fund

Period Ended December 31, 2023[1]
Investor Class
Net asset value, beginning of year	$10.00
Net investment income[2]	— [3]
Net realized and unrealized gains (losses)	0.53
Total from investment operations	0.53
Net asset value, end of year	$10.53
Total return[4]	5.30%
Net assets, end of period (in $000’s)	$2

Ratios to average net assets[5]
Net expenses including reimbursements and waivers	1.23%
Net investment income	0.10%
Total expenses excluding reimbursements and waivers	25.89%
Portfolio Turnover[6]	13%

[1]	For the period November 30, 2023 (commencement of operations) to December 31, 2023.
[2]	Based on average shares outstanding during the period.
[3]	Less than 0.05 per share.
[4]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[5]	Ratios representing periods of less than one year have been annualized.
[6]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax Global Social Leaders Fund (continued)

Period Ended December 31, 2023[1]
Institutional Class
Net asset value, beginning of year	$10.00
Net investment income[2]	0.01
Net realized and unrealized gains (losses)	0.53
Total from investment operations	0.54
Net asset value, end of year	$10.54
Total return[3]	5.40%
Net assets, end of period (in $000’s)	$1,581

Ratios to average net assets[4]
Net expenses including reimbursements and waivers	0.98%
Net investment income	0.56%
Total expenses excluding reimbursements and waivers	25.64%
Portfolio Turnover[5]	13%

[1]	For the period November 30, 2023 (commencement of operations) to December 31, 2023.
[2]	Based on average shares outstanding during the period.
[3]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[4]	Ratios representing periods of less than one year have been annualized.
[5]	Not annualized.

Financial Highlights

Impax Ellevate Global Women’s Leadership Fund

	Year Ended December 31,
	2023	2022	2021		2020		2019
Investor Class
Net asset value, beginning of year	$27.26	$35.14	$30.34		$27.00		$22.02
Net investment income[1]	0.57	0.42	0.39		0.33		0.47
Net realized and unrealized gains (losses)	4.34	(7.45)	4.84		3.32		5.33
Total from investment operations	4.91	(7.03)	5.23		3.65		5.80
Distributions to shareholders
From net investment income	0.51	0.24	0.43		0.31		0.44
From net realized gains	—	0.61	—		—		0.38
Total distributions	0.51	0.85	0.43		0.31		0.82
Net asset value, end of year	$31.66	$27.26	$35.14		$30.34		$27.00
Total return[2]	18.14%	(19.98)%	17.27%		13.67%		26.42%
Net assets, end of period (in $000’s)	$137,887	$123,060	$160,749		$130,255		$118,713

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.77%	0.77%	0.76%		0.78%		0.80%
Net investment income	1.95%	1.42%	1.18%		1.27%		1.87%
Total expenses excluding reimbursements and waivers	0.77%	0.77%	0.76%		0.78%		0.80%
Portfolio Turnover[4]	32%	45%	43	%5	69	%5	66%[5]

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]	To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Leadership Fund utilized one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 26% for the year ended December 31, 2021, 37% for the year ended December 31, 2020, and 25% for the year ended December 31, 2019.

FINANCIAL HIGHLIGHTS

Impax Ellevate Global Women’s Leadership Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$27.45	$35.33	$30.50	$27.14	$22.12
Net investment income[1]	0.64	0.49	0.48	0.40	0.53
Net realized and unrealized gains (losses)	4.37	(7.48)	4.86	3.34	5.37
Total from investment operations	5.01	(6.99)	5.34	3.74	5.90
Distributions to shareholders
From net investment income	0.54	0.28	0.51	0.38	0.50
From net realized gains	—	0.61	—	—	0.38
Total distributions	0.54	0.89	0.51	0.38	0.88
Net asset value, end of year	$31.92	$27.45	$35.33	$30.50	$27.14
Total return[2]	18.41%	(19.76)%	17.56%	13.94%	26.77%
Net assets, end of period (in $000’s)	$695,585	$648,037	$854,540	$619,168	$346,142

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.52%	0.52%	0.51%	0.53%	0.55%
Net investment income	2.20%	1.67%	1.43%	1.52%	2.07%
Total expenses excluding reimbursements and waivers	0.52%	0.52%	0.51%	0.53%	0.55%
Portfolio Turnover[4]	32%	45%	43%[5]	69%[5]	66%[5]

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]	To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Leadership Fund utilized one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 26% for the year ended December 31, 2021, 37% for the year ended December 31, 2020, and 25% for the year ended December 31, 2019.

Financial Highlights

Impax International Sustainable Economy Fund

	Year Ended December 31,
	2023	2022	2021	2020	2019
Investor Class
Net asset value, beginning of year	$8.80	$10.99	$10.35	$9.53	$7.95
Net investment income[1]	0.23	0.21	0.22	0.17	0.21
Net realized and unrealized gains (losses)	1.42	(2.19)	0.90	0.81	1.59
Total from investment operations	1.65	(1.98)	1.12	0.98	1.80
Distributions to shareholders
From net investment income	0.21	0.21	0.23	0.16	0.22
From net realized gains	—	—	0.25	—	—
Total distributions	0.21	0.21	0.48	0.16	0.22
Net asset value, end of year	$10.24	$8.80	$10.99	$10.35	$9.53
Total return[2]	18.92%	(18.00)%	10.88%	10.51%	22.78%
Net assets, end of period (in $000’s)	$88,042	$81,939	$90,993	$77,963	$84,855

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.70%	0.72%	0.72%	0.75%	0.80%
Net investment income	2.44%	2.30%	1.98%	1.91%	2.40%
Total expenses excluding reimbursements and waivers	0.70%	0.72%	0.72%	0.75%	0.80%
Portfolio Turnover[4]	56%	51%	55%[5]	43%[5]	31%[5]

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]	To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the International Sustainable Economy Fund utilized one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 41% for the year ended December 31, 2021, 27% for the year ended December 31, 2020, and 19% for the year ended December 31, 2019.

 FINANCIAL HIGHLIGHTS

Impax International Sustainable Economy Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$8.61	$10.76	$10.14	$9.34	$7.80
Net investment income[1]	0.24	0.23	0.24	0.19	0.23
Net realized and unrealized gains (losses)	1.41	(2.15)	0.89	0.79	1.55
Total from investment operations	1.65	(1.92)	1.13	0.98	1.78
Distributions to shareholders
From net investment income	0.24	0.23	0.26	0.18	0.24
From net realized gains	—	—	0.25	—	—
Total distributions	0.24	0.23	0.51	0.18	0.24
Net asset value, end of year	$10.02	$8.61	$10.76	$10.14	$9.34
Total return[2]	19.28%	(17.80)%	11.19%	10.78%	23.01%
Net assets, end of period (in $000’s)	$1,047,680	$743,946	$787,829	$623,014	$559,939

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.45%	0.47%	0.47%	0.50%	0.55%
Net investment income	2.62%	2.57%	2.22%	2.15%	2.63%
Total expenses excluding reimbursements and waivers	0.45%	0.47%	0.47%	0.50%	0.55%
Portfolio Turnover[4]	56%	51%	55%[5]	43%[5]	31%[5]

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]	To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the International Sustainable Economy Fund utilized one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 41% for the year ended December 31, 2021, 27% for the year ended December 31, 2020, and 19% for the year ended December 31, 2019.

Financial Highlights

Impax Core Bond Fund

	Year Ended December 31,
	2023	2022	2021	2020	2019
Investor Class
Net asset value, beginning of year	$8.68	$10.21	$10.56	$10.29	$9.78
Net investment income[1]	0.25	0.18	0.14	0.17	0.23
Net realized and unrealized gains (losses)	0.21	(1.52)	(0.31)	0.53	0.53
Total from investment operations	0.46	(1.34)	(0.17)	0.70	0.76
Distributions to shareholders
From net investment income	0.26	0.19	0.16	0.19	0.25
From net realized gains	—	—	0.02	0.24	—
Total distributions	0.26	0.19	0.18	0.43	0.25
Net asset value, end of year	$8.88	$8.68	$10.21	$10.56	$10.29
Total return[2]	5.36%	(13.16)%	(1.63)%	6.89%	7.78%
Net assets, end of period (in $000’s)	$11,926	$12,029	$14,076	$14,101	$7,401

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.72%	0.71%	0.71%	0.72%	0.71%
Net investment income	2.92%	1.99%	1.35%	1.58%	2.30%
Total expenses excluding reimbursements and waivers	0.72%	0.71%	0.71%	0.72%	0.71%
Portfolio Turnover[4]	79%	70%	48%	79%	63%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax Core Bond Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$8.68	$10.21	$10.56	$10.29	$9.78
Net investment income[1]	0.28	0.21	0.16	0.20	0.26
Net realized and unrealized gains (losses)	0.20	(1.52)	(0.30)	0.53	0.52
Total from investment operations	0.48	(1.31)	(0.14)	0.73	0.78
Distributions to shareholders
From net investment income	0.28	0.22	0.19	0.22	0.27
From net realized gains	—	—	0.02	0.24	—
Total distributions	0.28	0.22	0.21	0.46	0.27
Net asset value, end of year	$8.88	$8.68	$10.21	$10.56	$10.29
Total return[2]	5.62%	(12.94)%	(1.38)%	7.16%	8.04%
Net assets, end of period (in $000’s)	$884,413	$787,620	$771,495	$746,615	$702,291

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.47%	0.46%	0.46%	0.46%	0.46%
Net investment income	3.19%	2.26%	1.60%	1.86%	2.55%
Total expenses excluding reimbursements and waivers	0.47%	0.46%	0.46%	0.46%	0.46%
Portfolio Turnover[4]	79%	70%	48%	79%	63%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

Financial Highlights

Impax High Yield Bond Fund

	Year Ended December 31,
	2023	2022	2021	2020	2019
Investor Class
Net asset value, beginning of year	$5.73	$6.90	$6.97	$6.79	$6.25
Net investment income[1]	0.33	0.29	0.27	0.32	0.33
Net realized and unrealized gains (losses)	0.29	(1.17)	(0.07)	0.18	0.54
Total from investment operations	0.62	(0.88)	0.20	0.50	0.87
Distributions to shareholders
From net investment income	0.33	0.29	0.27	0.32	0.33
Total distributions	0.33	0.29	0.27	0.32	0.33
Net asset value, end of year	$6.02	$5.73	$6.90	$6.97	$6.79
Total return[2]	11.09%	(12.89)%	2.96%	7.80%	14.11%
Net assets, end of period (in $000’s)	$131,044	$137,689	$172,881	$171,838	$183,631

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.93%	0.92%	0.93%	0.96%	0.96%
Net investment income	5.63%	4.70%	3.86%	4.87%	4.94%
Total expenses excluding reimbursements and waivers	0.93%	0.92%	0.93%	0.96%	0.96%
Portfolio Turnover[4]	29%	35%	51%	97%	90%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax High Yield Bond Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Class A
Net asset value, beginning of year	$5.74	$6.92	$6.98	$6.80	$6.26
Net investment income[1]	0.33	0.29	0.27	0.32	0.33
Net realized and unrealized gains (losses)	0.29	(1.18)	(0.06)	0.19	0.54
Total from investment operations	0.62	(0.89)	0.21	0.51	0.87
Distributions to shareholders
From net investment income	0.33	0.29	0.27	0.33	0.33
Total distributions	0.33	0.29	0.27	0.33	0.33
Net asset value, end of year	$6.03	$5.74	$6.92	$6.98	$6.80
Total return[2]	11.08%	(12.99)%	3.11%	7.79%	14.10%
Net assets, end of period (in $000’s)	$4,294	$5,011	$7,102	$6,177	$5,827

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.93%	0.92%	0.93%	0.96%	0.96%
Net investment income	5.63%	4.68%	3.85%	4.87%	4.95%
Total expenses excluding reimbursements and waivers	0.93%	0.92%	0.93%	0.96%	0.96%
Portfolio Turnover[4]	29%	35%	51%	97%	90%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax High Yield Bond Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$5.71	$6.88	$6.94	$6.76	$6.23
Net investment income[1]	0.34	0.30	0.28	0.33	0.34
Net realized and unrealized gains (losses)	0.29	(1.17)	(0.04)	0.19	0.53
Total from investment operations	0.63	(0.87)	0.24	0.52	0.87
Distributions to shareholders
From net investment income	0.34	0.30	0.30	0.34	0.34
Total distributions	0.34	0.30	0.30	0.34	0.34
Net asset value, end of year	$6.00	$5.71	$6.88	$6.94	$6.76
Total return[2]	11.39%	(12.72)%	3.36%	8.08%	14.26%
Net assets, end of period (in $000’s)	$428,004	$443,891	$560,469	$294,313	$186,350

Ratios to average net assets[3]
Net expenses including reimbursements and waivers	0.68%	0.67%	0.69%	0.72%	0.71%
Net investment income	5.89%	4.95%	4.08%	5.07%	5.21%
Total expenses excluding reimbursements and waivers	0.68%	0.67%	0.69%	0.72%	0.71%
Portfolio Turnover[4]	29%	35%	51%	97%	90%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.

Financial Highlights

Impax Sustainable Allocation Fund

	Year Ended December 31,
	2023	2022	2021	2020	2019
Investor Class
Net asset value, beginning of year	$22.78	$28.98	$26.36	$23.35	$21.14
Net investment income[1]	0.43	0.33	0.23	0.26	0.36
Net realized and unrealized gains (losses)	2.55	(5.11)	3.79	3.49	4.02
Total from investment operations	2.98	(4.78)	4.02	3.75	4.38
Distributions to shareholders
From net investment income	0.34	0.29	0.23	0.26	0.37
From net realized gains	0.50	1.13	1.17	0.48	1.80
Total distributions	0.84	1.42	1.40	0.74	2.17
Net asset value, end of year	$24.92	$22.78	$28.98	$26.36	$23.35
Total return[2]	13.17%	(16.42)%	15.31%	16.24%	20.83%
Net assets, end of period (in $000’s)	$1,371,707	$1,299,467	$1,652,892	$1,518,966	$1,523,009

Ratios to average net assets[3]
Net expenses including reimbursements and waivers[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	1.82%	1.29%	0.80%	1.08%	1.56%
Total expenses excluding reimbursements and waivers[4]	0.30%	0.30%	0.30%	0.30%	0.30%
Portfolio Turnover[5]	7%	4%	4%	13%	8%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	The expense ratio of the Sustainable Allocation Fund does not include indirect expenses of the underlying funds the Fund invests in. Indirect expenses of the underlying funds were 0.62% for the year ended December 31, 2023, 0.60% for the year ended December 31, 2022, 0.59% for the year ended December 31, 2021, 0.57% for the year ended December 31, 2020, and 0.62% for the year ended December 31, 2019.
[5]	Not annualized.

FINANCIAL HIGHLIGHTS

Impax Sustainable Allocation Fund (continued)

	Year Ended December 31,
	2023	2022	2021	2020	2019
Institutional Class
Net asset value, beginning of year	$23.24	$29.54	$26.83	$23.76	$21.47
Net investment income[1]	0.50	0.40	0.32	0.33	0.43
Net realized and unrealized gains (losses)	2.60	(5.22)	3.86	3.54	4.09
Total from investment operations	3.10	(4.82)	4.18	3.87	4.52
Distributions to shareholders
From net investment income	0.37	0.35	0.30	0.32	0.43
From net realized gains	0.50	1.13	1.17	0.48	1.80
Total distributions	0.87	1.48	1.47	0.80	2.23
Net asset value, end of year	$25.47	$23.24	$29.54	$26.83	$23.76
Total return[2]	13.44%	(16.22)%	15.64%	16.49%	21.17%
Net assets, end of period (in $000’s)	$927,608	$845,463	$974,940	$657,906	$374,838

Ratios to average net assets[3]
Net expenses including reimbursements and waivers[4]	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.07%	1.56%	1.10%	1.36%	1.80%
Total expenses excluding reimbursements and waivers[4]	0.05%	0.05%	0.05%	0.05%	0.05%
Portfolio Turnover[5]	7%	4%	4%	13%	8%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.
[3]	Ratios representing periods of less than one year have been annualized.
[4]	The expense ratio of the Sustainable Allocation Fund does not include indirect expenses of the underlying funds the Fund invests in. Indirect expenses of the underlying funds were 0.62% for the year ended December 31, 2023, 0.60% for the year ended December 31, 2022, 0.59% for the year ended December 31, 2021, 0.57% for the year ended December 31, 2020, and 0.62% for the year ended December 31, 2019.
[4]	Not annualized.

Appendix A

Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information

As described in the Prospectus, Class A shares may be subject to an initial sales charge and a CDSC. Certain financial intermediaries may impose different initial sales charges or waive the initial sales charge or CDSC in certain circumstances. This Appendix details the variations in sales charge waivers by financial intermediary. You should consult your financial representative for assistance in determining whether you may qualify for a particular sales charge waiver.

MORGAN STANLEY

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	If Class C (i.e., level-load) shares are offered, such shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:
o	The redemption and repurchase occur in the same account.
o	The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
•	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
•	Purchases of Class 529 shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•	Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
o	A fee-based account held on an Edward Jones platform
o	A 529 account held on an Edward Jones platform
o	An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Impax Asset Management LLC Client Privacy Statement

Guiding Principles

The relationship between Impax Asset Management LLC and our clients is the most important asset of our firm. We strive to maintain your trust and confidence in our firm, an essential aspect of which is our commitment to protect your personal information to the best of our ability. We believe that all of our clients value their privacy, so we will not disclose your personal information to anyone unless it is required by law, at your direction, or is necessary to provide you with financial services. We have not and will not sell your personal information to anyone.

Personal Information That We Collect, Maintain and Communicate

Impax Asset Management LLC collects and maintains your personal information so we can provide investment management services to you. The types and categories of information we collect and maintain about you include:

•	Information we receive from you to open an account or provide investment advice to you (such as your name, home address, telephone number, marital status, social security number, name and social security number of beneficiaries, occupation and employment information, and tax bracket and other financial information, and investment history, including any information contained in subscription documents or investor questionnaires).

•	Information that we generate to service your account (such as trade tickets and account statements).

•	Information that we may receive from third parties with respect to your account (such as information which we may receive from your investment advisors, attorneys, accountants or other financial advisors).

In order for us to provide these services to you, we do disclose your personal information in very limited instances, which include:

•	Disclosures to companies—subject to strict confidentiality agreements—that perform services on our behalf (such as our technology consultants who assist us in maintaining our computer systems).

•	Disclosures to companies as permitted by law, including those necessary to service your account (such as providing account information to outside legal counsel, to other broker-dealers with whom you maintain an account or to custodians).

•	Disclosures to regulatory agencies as permitted by law, including the Securities and Exchange Commission, the Treasury Department, and state securities commissions. These agencies may make official requests from time to time regarding customer accounts and trading activity, to which we are obligated to respond.

How We Protect Your Personal Information

To fulfill our privacy commitment at Impax Asset Management LLC, we have instituted firm-wide practices to safeguard the information that we maintain about you. These include:

•	Adopting policies and procedures that put in place physical, electronic, and other safeguards to keep your personal information safe.

•	Limiting access to personal information to those employees who need it to perform their job duties.

•	Requiring third parties that perform services for us to agree by contract to keep your information strictly confidential.

•	Protecting information of our former clients to the same extent as our current clients.

If you have any questions regarding our privacy commitment, please contact Maureen Conley at Impax Asset Management LLC at 1.800.767.1729.

May 2024

Not a part of the prospectus.

FOR MORE INFORMATION

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Impax Funds
P.O. Box 534463
Pittsburgh, PA 15253-4463

Investment Adviser

Impax Asset Management LLC
30 Penhallow Street, Suite 100
Portsmouth, NH 03801

Transfer and Dividend
Disbursing Agent

BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534463
Pittsburgh, PA 15253-4463

Shareholder Reports The Funds’ annual and semiannual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report to shareholders discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information A statement of additional information dated May 1, 2024 has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as supplemented from time to time, includes additional information about the Funds and is incorporated by reference in its entirety into this Prospectus, which means that it is considered to be part of this Prospectus.

Obtaining Fund Documents and Additional Information About the Funds The Statement of Additional Information and the Funds’ annual and semiannual reports are available, without charge, upon request by telephoning or emailing Impax, or by visiting Impax’s website.

Shareholder Inquiries Shareholders may direct inquiries concerning the Funds in writing by regular mail to Impax Funds, P.O. Box 534463, Pittsburgh, PA 15253-4463, in writing by overnight delivery to Impax Funds, c/o BNYM, Attention: 534463, 500 Ross Street, 154-0520, Pittsburgh, PA 15262, or by telephone (toll-free) to 800.372.7827 (or from outside the United States (collect) to 1 508.871.3276).

Securities and Exchange Commission The Funds’ Statement of Additional Information, shareholder reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File Numbers:

Global Women’s Fund: #811-22935

All other Funds: #811-02064

30 Penhallow Street, Suite 100
Portsmouth, NH 03801
800.767.1729
www.impaxam.com
impaxfunds@impaxam.com

IMPAX FUNDS SERIES TRUST I

IMPAX LARGE CAP FUND

Investor Class (PAXLX)

Institutional Class (PXLIX)

IMPAX SMALL CAP FUND

Investor Class (PXSCX)

Class A (PXSAX)

Institutional Class (PXSIX)

IMPAX US SUSTAINABLE ECONOMY FUND

Investor Class (PXWGX)

Class A (PXGAX)

Institutional Class (PWGIX)

IMPAX GLOBAL SUSTAINABLE

INFRASTRUCTURE FUND

Investor Class (PAXDX)

Institutional Class (PXDIX)

IMPAX GLOBAL OPPORTUNITIES FUND

Investor Class (PAXGX)

Institutional Class (PXGOX)

IMPAX GLOBAL ENVIRONMENTAL

MARKETS FUND

Investor Class (PGRNX)

Class A (PXEAX)

Institutional Class (PGINX)

IMPAX GLOBAL SOCIAL LEADERS FUND

Investor Class (IGSLX)

Institutional Class (IGSIX)

IMPAX INTERNATIONAL SUSTAINABLE

ECONOMY FUND

Investor Class (PXINX)

Institutional Class (PXNIX)

IMPAX CORE BOND FUND

Investor Class (PAXBX)

Institutional Class (PXBIX)

IMPAX HIGH YIELD BOND FUND

Investor Class (PAXHX)

Class A (PXHAX)

Institutional Class (PXHIX)

IMPAX SUSTAINABLE ALLOCATION FUND

Investor Class (PAXWX)

Institutional Class (PAXIX)

IMPAX FUNDS SERIES TRUST III

IMPAX ELLEVATE GLOBAL WOMEN’S

LEADERSHIP FUND

Investor Class (PXWEX)

Institutional Class (PXWIX)

(the “Impax Funds” or the “Funds”)

30 Penhallow Street, Suite 100, Portsmouth, NH 03801

For Shareholder Account Information: 800-372-7827

Portsmouth, NH Office: 800-767-1729 / 603-431-8022

Website: www.impaxam.com

Dated May 1, 2024

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This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated the date hereof, as supplemented from time to time.

Copies of the Funds’ Prospectuses and annual and semiannual reports, which are incorporated by reference herein, may be obtained, without charge, by writing to the Impax Funds at 30 Penhallow Street, Suite 100, Portsmouth, NH 03801, telephoning the Impax Funds at 800-767-1729 (toll free), visiting the Impax Funds’ website at www.impaxam.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

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TABLE OF CONTENTS

TRUST HISTORY	4
INVESTMENT PHILOSOPHY	5
INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS	6
INVESTMENT RESTRICTIONS	57
DISCLOSURE OF PORTFOLIO HOLDINGS	59
MANAGEMENT OF THE FUNDS	61
TRUSTEES AND OFFICERS	61
PORTFOLIO MANAGERS	68
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	71
CODE OF ETHICS	81
PROXY VOTING GUIDELINES	81
INVESTMENT ADVISORY AND OTHER SERVICES	81
ADVISORY AGREEMENTS	82
DISTRIBUTOR	85
CUSTODIAN	85
FUND ADMINISTRATOR	86
TRANSFER AND DIVIDEND DISBURSING AGENT	86
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	86
BROKERAGE ALLOCATION AND OTHER PRACTICES	86
BROKERAGE TRANSACTIONS	86
BROKERAGE SELECTION	87
BROKERAGE COMMISSIONS	88
CAPITAL STOCK AND OTHER SECURITIES	89
CONDUCT OF THE TRUSTS’ BUSINESS	90
PRICING OF FUND SHARES	91
TAXATION	93
DISTRIBUTION	107
REGISTRATION STATEMENT	113
MISCELLANEOUS INFORMATION	113
FINANCIAL STATEMENTS	114
APPENDIX A IMPAX FUNDS PROXY VOTING GUIDELINES	A-1

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TRUST HISTORY

Impax Funds Series Trust I (“Trust I”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on May 25, 2006 for the purpose of redomiciling Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. as series of a Massachusetts business trust. Trust I succeeded to the registration statement of Pax World Balanced Fund, Inc., which was incorporated on February 25, 1970. Impax Large Cap Fund (the “Large Cap Fund”), Impax Small Cap Fund (the “Small Cap Fund”), Impax US Sustainable Economy Fund (the “US Sustainable Economy Fund”), Impax Global Sustainable Infrastructure Fund (the “Global Sustainable Infrastructure Fund”), Impax Global Opportunities Fund (the “Global Opportunities Fund”), Impax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Impax Global Social Leaders Fund (the “Global Social Leaders Fund”), Impax International Sustainable Economy Fund (the “International Sustainable Economy Fund”), Impax Core Bond Fund (the “Core Bond Fund”), Impax High Yield Bond Fund (the “High Yield Bond Fund”), and Impax Sustainable Allocation Fund (the “Sustainable Allocation Fund”) are each diversified series of Trust I.

Prior to March 31, 2021, Impax International Sustainable Economy Fund was known as Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Index Fund”) and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 31, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy. Effective March 31, 2014, the EAFE ESG Index Fund acquired the assets of Pax World International Fund, a series of Trust I, and of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, pursuant to an Agreement and Plan of Reorganization dated December 13, 2013 (the “International Reorganizations”). Because the EAFE ESG Index Fund had no investment operations prior to the closing of the International Reorganizations, and based on the similarity of the EAFE ESG Index Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the “Predecessor International Fund”) is treated as the survivor of the International Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the International Sustainable Economy Fund prior to March 31, 2014 is that of Pax MSCI EAFE ESG Index ETF.

Impax Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Impax Ellevate Global Women’s Leadership Fund (the “Global Women’s Fund”) is a diversified series of Trust III.

Effective June 4, 2014 the Global Women’s Fund acquired the assets of Pax World Global Women’s Equality Fund, a series of Trust I, pursuant to an Agreement and Plan of Reorganization dated as of May 28, 2014 (the “Global Women’s Reorganization”). Because the Global Women’s Fund had no investment operations prior to the closing of the Global Women’s Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Global Women’s Fund”) is treated as the survivor of the Global Women’s Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Global Women’s Fund for periods prior to June 4, 2014 is that of the Predecessor Global Women’s Fund. Also, prior to March 28, 2024, the strategy of the Global Women’s Fund differed from its current strategy. Accordingly, performance of the Global Women’s Fund for periods prior to March 28, 2024 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

Prior to March 31, 2021, Impax US Sustainable Economy Fund was known as Pax ESG Beta Quality Fund and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 31, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

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Prior to March 31, 2021, Impax Global Sustainable Infrastructure Fund was known as Pax ESG Beta Divided Fund and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 31, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy. Also, prior to December 15, 2023, the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to December 15, 2023 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

Effective December 18, 2019, Pax Balanced Fund was renamed Pax Sustainable Allocation Fund (now, Impax Sustainable Allocation Fund). Effective December 12, 2016, Sustainable Allocation Fund converted to a fund of funds structure. Impax Sustainable Allocation Fund continues to have the same investment objective, portfolio management team, strategic asset allocation and expenses; however, the Fund’s strategy has changed such that asset allocation components are now fully invested in the Impax Funds rather than a combination of individual securities and mutual funds.

Effective December 31, 2022, the names of each Trust and the series thereof (each, a “Fund” and together the “Funds” or the “Impax Funds”) changed to replace “Pax” in their names with “Impax”.

INVESTMENT PHILOSOPHY

The Impax Funds pursue a sustainable investing approach, focusing on the risks and opportunities arising from the transition to a more sustainable economy. The Funds’ investment adviser identifies those companies through the incorporation of proprietary tools such as the Impax Sustainability Lens and thematic investment universes developed by the Adviser defining “environmental markets”, “sustainable infrastructure”, “social leaders” and “global women’s leaders”, as well as through systematic and fundamental analysis which incorporates long-term risks, including environmental, social and governance (ESG) factors. We believe this process enhances investment decisions and helps us construct investment portfolios made up of better long-term investments.

Each Fund is expected to avoid investing in issuers that Impax Asset Management LLC (the “Adviser”) determines have significant involvement in the manufacture or sale of weapons or firearms, manufacture of tobacco products or engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry, sector, asset class or universe peers. Overall, the Adviser’s objective is to construct investment portfolios with stronger sustainability or ESG profiles than their benchmark indices, so that the Funds’ shareholders may benefit from what the Adviser hopes will be the stronger risk-adjusted performance of these portfolios over the long term. Depending on the particular Fund, asset class or type of security involved, the Adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently.

For more information, see “About the Funds-Sustainable Investing” in the Prospectuses.

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INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, the Funds may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law or regulation, the Funds may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or to purchase any particular type of securities or investment even if to do so might benefit such Fund. In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

BANK OBLIGATIONS

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits. Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Funds may invest in US dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign (Non-US) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of US banks, that a foreign jurisdiction might impose withholding or other taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to US banks. Foreign banks generally are not subject to examination by any US Government agency or instrumentality.

In March 2023, a number of US and foreign banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by banking regulators to limit the effect of those difficulties and failures on other banks or other financial institutions or on the US or foreign economies generally will be effective. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other US or foreign financial institutions and economies. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any such developments, may reduce liquidity in the market generally or have other adverse effects on an economy, a Fund or issuers in which the Funds invest.

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BORROWING

Each Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness). If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days after the day on which such value falls below 300% of such principal amount with “Business Day” defined as any day that the New York Stock Exchange (“NYSE”), the relevant Trust and the Fund’s custodian are open for business, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act. In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

COLLATERALIZED DEBT OBLIGATIONS

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be classified by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the nominal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Each Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which Impax Asset Management LLC (“IAM” or the “Adviser”) has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security is only counted as an equity security for purposes of a Fund’s 80% policy if the convertible security is “in the money” at the time of investment.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending on the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

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If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element’) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

CORPORATE BONDS

Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest earnings and changes in the market value of the security. The market value of a corporate bond may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.

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CREDIT-LINKED TRUST CERTIFICATES

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. The Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Funds will remain subject to such limitations and regulation). Although the trusts are typically private investment companies, they generally are not actively managed. It also is expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

CYBER SECURITY RISK

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

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Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”

DERIVATIVE INSTRUMENTS

Subject to the limitations described under “Investment Restrictions” below, each Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to equitize cash, add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Adviser’s ability to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could lose money.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, such Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to provide margin to counterparties in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from some (but not all) derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. More generally, a Fund’s use of derivatives can affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Options on Securities and Indexes. Each Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or in the over-the-counter market; and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

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An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund may write call options and put options that are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated liquid assets. A put option on a security or an index is “covered” if a Fund segregates liquid assets equal to the exercise price. A put option also is covered if a Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, such Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, such Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of such Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price (unless otherwise agreed in the trading documentation for such option).

Each Fund may write straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.

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A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), such Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, such Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

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Options on Futures Contracts. An option on a futures contract is the right, purchased for a certain price, to either buy or sell the underlying futures contract during a certain period of time for a fixed price. Options trading requires many of the same skills as does successful futures contract trading. However, since specific market movements of the underlying futures contract must be predicted accurately, the risks involved are somewhat different. For example, if a Fund buys an option (either to sell or buy a futures contract), such Fund will pay a “premium” representing the market value of the option. Each Fund may write straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, each Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Unless the price of the futures contract underlying the option changes and it becomes profitable to exercise or offset the option before it expires, a Fund may lose the entire amount of the premium. Conversely, if a Fund sells an option (either to sell or buy a futures contract), such Fund will be credited with the premium but will have to deposit margin due to a Fund’s contingent liability to take or make delivery of the underlying futures contract in the event the option is exercised. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to the client in a relatively short period of time. The ability to trade in or exercise options may be restricted in the event that trading in the underlying futures contract becomes restricted.

Futures Contracts. Each Fund may transact in futures. Futures transactions involve the Fund’s buying or selling futures contracts. When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as US Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. Should the value of the equity in the margin account drop below the minimum amount required to be maintained, or “maintenance margin”, a Fund will be required to deposit additional equity to restore the value the margin account to its initial level.

As the value of the futures contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, such Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Futures contract prices, and the prices of the related contracts in which a Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific intention of influencing such prices. The effect of such intervention is often heightened by a group of governments acting in concert.

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Furthermore, the low margin deposits normally required in futures trading permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. The inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. If a Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. The rights of any lenders to a Fund to receive payments of interest or repayments of principal will be senior to those of the investors and the terms of any loan agreements may contain provisions that limit certain activities of a Fund. A Fund may also be unable to utilize all cash available to it if certain margin requirements cannot be netted across exchanges, or alternatively if financing is unavailable. Physical delivery of commodities can result in temporary illiquidity and a Fund may incur additional charges associated with the holding and safekeeping of any such commodities.

Additionally, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and a Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”) with respect to the Funds pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5, and, therefore, is not subject to registration or regulation as a pool operator under the CEA. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in CFTC Rule 4.5, the Adviser would be required to register as a CPO with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which a Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to a Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the futures contract (marked to market on a daily basis).

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When selling a futures contract that is required to settle on a cash basis, each Fund will maintain with its futures commission merchant a margin account with a value equal to the market value of the instruments underlying the contract (marked to market on a daily basis).

When selling a call option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the total market value of the futures contract underlying the call option (marked to market on a daily basis).

When selling a put option on a futures contract, each Fund will maintain with its futures commission merchant a margin account with a value equal the purchase price of the futures contract (marked to market on a daily basis). The requirements for qualification as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and other tax considerations also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Index Futures Contracts. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index. The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Foreign Derivatives Markets. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the US dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes. A Fund’s use of certain of these instruments may cause such Fund to realize higher amounts of short-term capital gains (generally treated as ordinary income when distributed by a Fund to shareholders) than if a Fund had not used such instruments. See also “Foreign Currency Transactions” below for special tax considerations relating to foreign currency-related derivatives.

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Swap Agreements. Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if a Fund had invested directly in an instrument that yielded that desired return. Many swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option such Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

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Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The requirements for qualification as a RIC under the Code and other tax considerations may limit the extent to which a Fund may enter into swap transactions. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the Securities and Exchange Commission (“SEC”) in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.

Credit Default Swaps. Each Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

Each Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. Furthermore, a party to a credit default swap may not be required to inform the counterparty in advance when a credit default swap agreement is sold. In such cases, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no guarantee that a market for trading credit default swaps will be readily available to a Fund. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause such Fund to incur more losses.

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Certain Interest Rate Transactions. As described above, each Fund may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying such Fund a variable rate payment that may be structured so as to approximate such Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund may use an interest rate cap, which would require a Fund to pay a premium to the cap counterparty and would entitle such Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

Swap Execution Facilities. Certain cleared derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants on the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. A Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on such Fund’s behalf, against any losses or costs that may be incurred as a result of such Fund’s transactions on the SEF. In addition, a Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on such Fund’s behalf. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

Counterparty Risk. A Fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engaged in exchange traded or off-exchange transactions. If a Fund’s futures commission merchant (“FCM”) becomes bankrupt or insolvent, or otherwise defaults on its obligations to a Fund, a Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM.

Furthermore, in the event of an FCM’s bankruptcy, a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to a Fund (for example, US Treasury bills deposited by such Fund) was held by an FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, a Fund is exposed to the credit and counterparty risk of the clearinghouse through which its derivatives are cleared. Credit and counterparty risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. In the event of the bankruptcy or insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

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Because bilateral derivative transactions are traded between counterparties based on contractual relationships, each Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although each Fund intends to enter into transactions only with counterparties which its Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result.

Each Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which a Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that such Fund will not sustain a loss on a transaction as a result. Transactions entered into by a Fund may be executed on various US and non-US exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although each Fund attempts to execute, clear and settle the transactions through entities its Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to a Fund.

Risk of Government Regulation of Derivatives and Related Instruments. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. Government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, increase the costs of using these instruments or make them less effective, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act changed the way in which the US financial system is supervised and regulated. Title VII of the Dodd-Frank Act set forth a legislative framework for OTC derivatives, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and margining of many OTC derivatives transactions. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations have been and are in the process of being adopted in other jurisdictions around the world.

The securities and derivatives (including futures) markets also are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, SEC, other regulators, self-regulatory organizations, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The CFTC and certain futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, federal position limits apply to swaps that are “economically equivalent”, as defined by the CFTC, to certain futures contracts on agricultural, energy and metals commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by an Adviser and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of an Adviser may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy.

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Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4.  Pursuant to the Derivatives Rule, the Funds, as limited derivatives users, have adopted a policy reasonably designed to manage each Fund’s derivatives risk. There is no guarantee that the policy will be effective in its operation, and it may not reduce the derivatives risk inherent in a Fund’s investments.

Additionally, special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions requirements may result in increased uncertainty about credit and counterparty risk and may also limit the ability of a Fund to protect its interests in the event of the insolvency (or similar designation) of a derivatives counterparty. More specifically, in the event of a counterparty’s (or its affiliate’s) insolvency (or similar designation), a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Regulations adopted by federal banking regulators under the Dodd Frank require that certain qualified financial contracts (“QFCs”) with counterparties that are part of US or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics relevant to the Funds and their investments. For example, the SEC has finalized new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries and also regarding regulatory and public reporting of certain securities lending transactions. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of registered investment advisers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Fund to execute certain investment strategies and may have an adverse effect on a Fund’s ability to achieve its investment objectives.

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Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at its clearing member. In a cleared derivatives transaction, a Fund will make payments (including margin payments) to and receive payments from a clearing house through accounts at its clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements can be less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that expects to be cleared), and no clearing member is willing or able to clear the transaction on such Fund’s behalf. While the documentation in place between a Fund and its clearing member generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for a Fund, such Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between a Fund and the clearing member is developed by the clearing member and generally is less favorable to such Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by a Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give such Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent. Derivatives that are centrally cleared are subject to the credit risk of the clearing house and the member of the clearing house through which a Fund holds its cleared position. If the Fund’s counterparty, clearing house or clearing members were to default, the Fund could lose a portion or all of the collateral held by the counterparty, clearing house or clearing member on its behalf, or suffer extended delays in recovering that collateral.

While these regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose a Fund to additional kinds of risks and costs.

EMERGING MARKET SECURITIES

An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in US securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; the possibility of currency blockages or transfer restrictions, currency devaluations and other currency exchange rate fluctuations; higher brokerage costs; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for US dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing, recordkeeping and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems and the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; an emerging market country’s dependence on revenue from particular commodities or international aid; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. The Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. In addition, the Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain emerging market countries. Investors in emerging market countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the US Department of Justice and other authorities to bring and enforce actions against emerging market issuers or foreign persons is limited. A number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

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EQUITY SECURITIES

To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by a Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

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EQUITY-LINKED SECURITIES

Each Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-US) Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.

EVENT-LINKED BONDS

Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is a limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UTTs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs and iShares are listed on the NYSE Arca, Inc.). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES

The Funds may invest in equity securities of US and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.

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Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Funds invest. The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-US) SECURITIES

Foreign (non-US) securities include, but are not limited to, US dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of US issuers traded principally in foreign markets; foreign bank obligations; and US dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which a Fund may invest also include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and by foreign banks. Yankee Dollar obligations are US dollar-denominated obligations issued in the US capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of US dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding and other taxes and the expropriation or nationalization of foreign issuers. Some foreign securities may be restricted against transfer within the United States or to a United States person.

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American Depository Receipts (“ADRs”) are US dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or, in the United States, over-the-counter. Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the US dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be US Government securities. US dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by US Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by US Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by US Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

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Some securities of corporations domiciled outside the US in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under US tax laws. Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for US federal tax purposes, which investment could cause a Fund to incur US federal income tax (including interest charges) at the Fund level. Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.” For more information about the US federal income tax consequences of a Fund’s investment in PFICs, see “Taxation.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in US companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect US investments in foreign countries and potential restrictions on the flow of international capital. In addition, transactions in foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the US dollar.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the US dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

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Lock ln. When the Adviser desires to “lock in” the US dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that a Fund can benefit from price appreciation in a given county’s obligations but does not want to hold the currency, it may employ a direct hedge back into the US dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase US dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given county’s debt obligations, the cost of the direct hedge transaction may offset most if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on US bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if such Fund were to enter into a direct hedge by selling the foreign currency and purchasing the US dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the US dollar.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s currency hedging activities may result in the application of, among other special tax provisions, the mark-to-market and straddle provisions of the Code. Those provisions could affect the amount, timing and/or character of taxable dividends paid by a Fund, including whether dividends paid by a Fund are classified as capital gains or ordinary income. In addition, a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned, and will likely produce a difference between the Fund’s book income and its taxable income. See “Taxation” below for more information.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants’ (“CEWS”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in US dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the US dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with US dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the US dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the US dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

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Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the US dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the US dollar, and is adversely affected by increases in the foreign exchange value of the US dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the US dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in US dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance Indexed Paper (“PIPS”) is US dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two Business Days prior to maturity.

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HIGH YIELD SECURITIES (“JUNK BONDS”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities A Fund may continue to hold such securities following a decline in their rating if in the opinion of the Adviser it would be advantageous to do so.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements (including at times when it may not be advantageous to do so). The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities may be less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

ILLIQUID SECURITIES

Each Fund may not invest more than fifteen percent (15%) of its net assets in illiquid investments that are assets. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) defines an “illiquid investment” as any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board. The Adviser may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. Depending on the circumstances, illiquid securities may be determined to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

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Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Pursuant to the Liquidity Rule, the Funds have adopted a liquidity risk management program for the purpose of assessing and managing each Fund’s liquidity risk. The Board has designated a committee consisting of the Funds’ Chief Compliance Officer, Chief Investment Officer and Chief Financial Officer as the program administrator responsible for administering the program and monitoring compliance with, among other things, the assessment of each Fund’s liquidity risk, the classification of each Fund’s investments into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), a Fund’s designated highly liquid investment minimum, if applicable, and the 15% limit on illiquid investments. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Fund’s investments.

The SEC has recently proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act that, if adopted, would, among other things, cause more investments to be treated as illiquid, and could prevent a Fund from investing in securities that the Adviser believes are appropriate or desirable.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Tax-exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INFLATION-INDEXED BONDS

Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of US inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INFLATION RISK

The value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders or adversely affect the real value of shareholders’ investments in the Funds. Fund shareholders’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

INITIAL PUBLIC OFFERINGS

Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when such Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

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LENDING OF PORTFOLIO SECURITIES

To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or its Adviser of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. Prior to October 2, 2023, State Street Bank and Trust Company (“State Street”) served as lending agent to the Funds pursuant to a securities lending authorization agreement (the “State Street Securities Lending Agreement”) approved by each Board. Effective October 2, 2023, the Funds entered into a new securities lending authorization agreement with JPMorgan Chase Bank, N.A. (“J.P. Morgan”) approved by each Board (the “J.P. Morgan Securities Lending Agreement”. Under the J.P. Morgan Securities Lending Agreement, J.P. Morgan loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral. Collateral may consist of cash, securities issued by the US Government or its agencies or instrumentalities (collectively, “US Government securities”) or such other collateral as may be approved by the relevant Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by US Government securities, the borrower pays a borrower fee to J.P. Morgan on behalf of the Fund. If the market value of the loaned securities goes up, J.P. Morgan will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or J.P. Morgan defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the J.P. Morgan Securities Lending Agreement and approved by the relevant Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, cash management funds managed by J.P. Morgan (or its affiliates). J.P. Morgan shares in any income resulting from the investment of such cash collateral, and an affiliate of J.P. Morgan may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between J.P. Morgan (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. J.P. Morgan will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Adviser is not responsible for any loss incurred by the Funds in connection with the securities lending program.

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For the period January 1, 2023 to September 30, 2023, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the State Street Securities Lending Agreement between the Trusts, on behalf of each Fund, and State Street were as follows:

	Large Cap Fund	Small Cap Fund	US Sustainable Economy Fund	Global Sustainable Infrastructure Fund	Global Opportunities Fund	Global Environmental Markets Fund	Global Social Leaders Fund[1]	Global Women’s Fund	International Sustainable Infrastructure Fund	Core Bond Fund
Gross income from securities lending activities	$8,433	$19,521	$1,985	$19,675	$0	$0	N/A	$1,658	$665,460	$569,797
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,507	$2,787	$156	$654	$0	$0	N/A	$41	$30,646	$21,727
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6	$40	$11	$127	$0	$0	N/A	$11	$3,797	$3,808
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0	N/A	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0	$0	N/A	$0	$0	$0
Rebate (paid to borrowers)	$893	$5,542	$1,193	$16,278	$0	$0	N/A	$1,442	$508,430	$457,364
Other fees not included in revenue split (specify)	$0	$0	$0	$0	$0	$0	N/A	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$2,406	$8,369	$1,360	$17,058	$0	$0	N/A	$1,494	$542,872	$482,899
Net income from securities lending activities	$6,027	$11,152	$625	$2,615	$0	$0	N/A	$164	$122,588	$86,898

[1]	The Global Social Leaders Fund commenced investment operations on November 30, 2023 and had no securities lending activity in the year ended December 31, 2023.

For the period October 2, 2023 to December 31, 2023, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the J.P Morgan Securities Lending Agreement between the Trusts, on behalf of each Fund, and J.P. Morgan were as follows:

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	Large Cap Fund	Small Cap Fund	US Sustainable Economy Fund	Global Sustainable Infrastructure Fund	Global Opportunities Fund	Global Environmental Markets Fund	Global Social Leaders Fund[1]	Global Women’s Fund	International Sustainable Infrastructure Fund	Core Bond Fund
Gross income from securities lending activities	$2,505	$369	$2,451	$1,339	$0	$107	$0	$756	$0	$139,669
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$501	$1	$3,695	$26	$0	$21	$0	$45	$0	$27,401
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Rebate (paid to borrowers)	$0	$364	($16,025)	$1,208	$0	$0	$0	$530	$0	$2,666
Other fees not included in revenue split (specify)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Net income from securities lending activities	$2,004	$4	$14,781	$105	$0	$85	$0	$181	$0	$109,603

[1]	The Global Social Leaders Fund commenced investment operations on November 30, 2023 and had no securities lending activity in the year ended December 31, 2023.

Prior to October 2, 2023, State Street, acting as agent for the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the State Street Securities Lending Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund at loan termination; and (xiii) preparation of and modification to ancillary lending documents.

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Effective October 2, 2023, J.P. Morgan, acting as agent for the Funds, provided the following services for the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the J.P. Morgan Securities Lending Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for a Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund at loan termination; and (xiii) preparation of and modification to ancillary lending documents.

LIBOR TRANSITION AND BENCHMARK RISK

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which a Fund may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets and these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on the Funds or the financial instruments in which the Funds invest cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

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A loan often is administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and ‘interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, such Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in such Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

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If the Adviser comes into possession of material, non-public information about the issuers of certain investments, including, without limitation, bank loan investments, a Fund may be unable, potentially for a substantial period of time, to purchase or sell investments to which such information relates.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund should treat both the lending bank or other lending institution and the borrower as ‘issuers’. If and to the extent the Fund treats a financial intermediary as an issuer of indebtedness, the Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MARKET RISK

Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of a Fund’s investments. Such conditions may include general financial market conditions, changing market perceptions and changes in government intervention in the financial markets. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in a Fund’s portfolio holdings. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world.

The Funds also are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on US and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. The spread of infectious disease including epidemics and pandemics such as COVID-19 also could affect the economies of many nations in ways that cannot necessarily be foreseen. COVID-19 resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. This outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. COVID-19 resulted in a significant economic downturn and recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund.

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In addition, any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund’s investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Further, Russia’s military invasion of Ukraine in February 2022 resulted in the US, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In addition, the ability to price, buy, sell, receive, or deliver Russian securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

MONEY MARKET INSTRUMENTS

Money market instruments may include, among other things, (1) short-term US Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between such Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. A Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

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MORAL OBLIGATION SECURITIES

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

MORTGAGE DOLLAR ROLLS

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (the “GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain amount (e.g., 0.01%) of the initial amount delivered.

Because dollar roll transactions may be for tends ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

The use of dollar rolls and similar transactions subjects a Fund to many of the same risks as reverse repurchase agreements, including leverage risk, liquidity risk, counterparty risk, and the risk that the market value of the securities that a Fund is obligated to purchase or repurchase under the agreement may decline below the purchase or repurchase price.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities.” Certain debt obligations also are secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”).” During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of COVID-19, and governmental responses to the effects of the pandemic, have resulted, and may continue to result in, increased delinquencies and losses and may have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset backed securities.

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Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes drastically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the US Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the US Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

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Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation which until recently was owned entirely by private stockholders. It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the US Government. Instead, they are supported only by the discretionary authority of the US Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FNMA.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation which was formerly owned by the twelve Federal Home Loan Banks and until recently was owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Instead, they are supported only by the discretionary authority of the US Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the US Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”). The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither US Government securities nor US Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

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On September 7, 2008, the US Treasury announced three additional steps taken by it in connection with the conservatorship. First, the US Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the US Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the US Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the US Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the US Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FITFA’s appointment as conservator or receiver, as applicable, if FITFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FITFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FITFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FITFA as conservator or receiver, respectively.

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Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the US Government or by any of its agencies or instrumentalities will be considered US Government securities by a Fund, while other CMOs, even if collateralized by US Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

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If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-backed securities that are issued or guaranteed by the US Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all US Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither US Government securities nor US Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

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CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitation on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBS s permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBSs”) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the US Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “I0” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBSs may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

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Other Asset Backed Securities. Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (“CARS”).

Although any entity may issue EETCs, to date, US airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered US carriers also benefit from a special section of the US Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, the Adviser also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

MUNICIPAL BONDS

Each Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from US federal income taxes (“municipal bonds”), although dividends that such Fund pays that are attributable to such interest will not be tax-exempt to shareholders of that Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former US federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

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Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest; or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

MUNICIPAL LEASE OBLIGATIONS

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules.

Each Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. Each Fund may invest in investment companies that are advised by its Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

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As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent such Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. In addition, under Rule 12d1-4, if shares of a fund are purchased by another fund beyond the limits of Section 12 of the 1940 Act, and the fund purchases shares of another investment company, the fund will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the fund’s assets would be invested in other funds.

PARTICIPATION ON CREDITORS COMMITTEES

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make such Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose such Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by such Fund.

PREFERRED STOCK

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

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Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the US Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified US Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest US Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates.

The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES

Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

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Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and such Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and such Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by such Fund that it is obligated to repurchase.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

The use of reverse repurchase agreements and similar transactions subjects a Fund to many of the same risks as the derivative transactions described above, including leverage risk, regulatory risk, and counterparty risk.

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RIGHTS AND WARRANTS

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

RULE 144A SECURITIES

Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although a Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures approved by its Board.

SHORT SALES

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until such Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, such Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

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A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if a Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

Short sales of securities or other instruments a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of a Fund’s potential loss is theoretically unlimited. The SEC and other regulators have in the past and may in the future adopt restrictions or other requirements on short sales and short positions. For example, the SEC has adopted rules that will require the reporting of certain short positions and short activities. Restrictions on and/or reporting of short selling and short positions may negatively impact and materially impair a Fund’s ability to execute certain investment strategies.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits aggregating more than 25% of the value of the Fund’s total assets.

SHORT-TERM MUNICIPAL OBLIGATIONS

Short term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes, among others.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

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SOVEREIGN DEBT

Each Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective subdivisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and any related hedging transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, a Fund’s investments in foreign currency-denominated debt obligations and any related hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify for treatment as a RIC for US federal tax purposes.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

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STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Each Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, US dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

US GOVERNMENT SECURITIES

US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities. The US Government does not guarantee the net asset value of a Fund’s shares. Some US Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the US Treasury, others, such as those of the FNMA, are supported by the discretionary authority of the US Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. US Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “Zero-Coupon Bonds, Step-Ups and Payment In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the US Treasury, and are therefore not US Government securities, although the underlying bond represented by such receipt is a debt obligation of the US Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the US Government.

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VARIABLE AND FLOATING RATE SECURITIES

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates. These instruments may include, without limitation, variable rate preferred stock; bank loans, money market instruments and certain types of mortgage-backed and other asset backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument; although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, such Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

The Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

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The Financial Industry Regulatory Authority, Inc. and the SEC are in the final stages of adopting rules that would impose mandatory margin requirements for certain types of when-issued, delayed delivery, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a RIC under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs.

Because a Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years such Fund may have to distribute cash obtained from selling other portfolio holdings of such Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. The Funds’ investment objectives and, except as noted in the Prospectuses or this Statement of Additional Information, the Funds’ investment policies are not fundamental and may be changed by the Trustees without a vote of shareholders. A “majority of a Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

Each Fund may not:

1.	Purchase securities (except securities issued or guaranteed by the US Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that:

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(a)	up to 25% of its total assets may be invested without regard to these limitations and

(b)	a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.	(a) (For International Sustainable Economy Fund[1] and Global Women’s Fund2) If the Fund’s index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, such Fund will concentrate its investments in the same industry or group of industries. If the Fund concentrates its investments in a particular industry or group of industries, such Fund will be more susceptible to the risks particular to such industry or group of industries than a fund that is not so concentrated.

(b) (For all Funds other than International Sustainable Economy Fund and Global Women’s Fund) Concentrate more than 25% of the value of its assets in any one industry.[3]

3.	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Funds reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

4.

Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

5.	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

6.	Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

[1]	Effective March 31, 2021, the investment objective, principal investment strategies and primary benchmark for the Impax International Sustainable Economy Fund changed. Prior to that date, the Fund employed a “passive management”—or indexing—investment approach designed to track the performance of the MSCI EAFE ESG Leaders Index.

[2]	Effective March 28, 2024, the investment objective and principal investment strategies for the Impax Ellevate Global Women’s Leadership Fund changed. Prior to that date, the Fund employed a “passive management”—or indexing—investment approach designed to track the performance of the Impax Global Women’s Leadership Index. Because the Impax Global Women’s Leadership Index is expected to be terminated on or about March 28, 2024, the Impax Ellevate Global Women’s Leadership Fund will not concentrate its investments in a particular industry or group of industries following such date.
[3]	For purposes of this restriction, the Funds will “look through” their investments in investment companies to the industries of the companies in which such investment companies invest.

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Each Fund may:

1.	Lend money to the extent permitted by the Investment Company Act of 1940, as amended, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or its staff.

Non-fundamental Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the “Names Rule”), such Fund has adopted the following non-fundamental policy: The Fund will provide shareholders at least 60 days’ prior notice of any change to its policy adopted to comply with the Names Rule. The notice will comply with paragraph (c) of the Names Rule.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards have adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the Adviser will post portfolio holdings information on the Funds’ website at www.impaxam.com. The website will contain a full list of each Fund’s portfolio holdings as of the last day of each calendar month. The Adviser generally will post this information on the Funds’ website within 45 days after the end of the month along with the percentage of each Fund’s net value represented by each portfolio security (collectively with issuer name and value, the “Portfolio Information”). In addition, the Adviser will post the Funds’ ten largest portfolio holdings on the Funds’ website. For purposes of determining each Fund’s ten largest holdings, the Adviser will “look through” any investment by a Fund in a registered investment company advised by the Adviser (and the Adviser may use the underlying Funds’ portfolio holdings information in making allocation decisions for any Fund that invests in underlying Funds, such as Sustainable Allocation Fund). The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month. The Adviser will post this information on the Funds’ website generally within 10 business days after a month’s end. Such information will remain accessible on the website until the information is filed with the SEC as part of the Funds’ Forms N-CSR or Forms N-PORT, as applicable.

Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Forms N-CSRS; and (iii) the Funds’ complete holdings are reported on Form N-PORT as of each month end, beginning with the month ending March 31, 2019, and filed with the SEC on a quarterly basis, with every third month of such filing made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter. The Funds’ Forms N-CSR, Forms N-CSRS, and Forms N-PORT will be available on the SEC’s website at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the Funds’ website, the Funds may post such information on their website.

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Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser. In addition, the Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to (i) a Fund’s service providers that require access to such information in order to fulfill their contractual duties with respect to the Funds (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Funds in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Funds are a suitable investment for their clients or in considering whether to recommend the Funds to their clients) (“Intermediaries”), and (iv) certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating.

Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met: (i) the Funds’ Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy); (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

Name of Vendor	Type of Service	Frequency	Lag Time
JPMorgan Chase Bank, N.A.	Custody and Fund Accounting	Daily	None
Lipper Analytical Services, Inc.	Rating/Ranking	Quarterly	At least 30 days
Bloomberg	Rating/Ranking	Monthly	At least 30 days
FilePoint	Printing	Periodically	At least 30 days
BNY Mellon Document Solutions	Mail House	Periodically	At least 30 days
Factset Research Systems, Inc.	Data Provider	Daily	None
Morningstar, Inc.	Rating/Ranking	Quarterly	At least 30 days
Glass Lewis	Proxy Services	Daily	None

Any separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. The Adviser may manage separate accounts that have investment objectives and strategies that are substantially similar or identical to those of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds. Neither the Funds nor the Adviser and their affiliates may receive any compensation or other consideration for disclosing Confidential Portfolio Information.

Exceptions to these procedures may only be made if the Funds’ Chief Compliance Officer determines that granting an exception is in the best interests of the Funds and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.

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MANAGEMENT OF THE FUNDS

Each Board is responsible for overseeing the management and operations of the respective Trust. Each Board consists of eight Trustees who have varied backgrounds, experience and skills. Six of the Trustees, including the chairman of each Board, are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Disinterested Trustees”). Two of the Trustees of the Trusts, Mr. Farrington and Ms. Martinez, are “interested persons” of the Trusts by reason of their affiliation with IAM. Additional information about the backgrounds and qualifications of the Trustees is provided below in the section captioned Trustees/Officers. Each Board has three standing committees, each composed exclusively of Disinterested Trustees, which are integral to the Funds’ overall governance and risk management structure. The committees include the Audit Committee, the Governance and Nomination Committee and the Compliance Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Governance and Nomination Committee is responsible for considering and recommending Board candidates and reviewing and recommending Board compensation. The Compliance Committee is responsible for overseeing regulatory and compliance matters, as well as Fund-related compliance activities of the Funds’ service providers. During the fiscal year ended December 31, 2023, the Audit Committee convened 4 times, the Compliance Committee convened 3 times and the Governance and Nomination Committee convened 4 times.

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trusts. The Adviser, subject to the supervision of the relevant Board, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies, and also is responsible for management of the risks that arise from the Funds’ investments and operations. The Boards decide upon matters of general policy. Each Board’s role is one of oversight, not active management. This oversight extends to the Funds’ risk management processes. In addition, each Board committee oversees the Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, each Board and its committees receive a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Boards and their committees meet periodically with officers of the relevant Funds and the Adviser. The Boards and the Compliance Committee of each Trust also meet periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the Adviser, to receive reports regarding the compliance of the Funds and the Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Boards meet periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Boards review their leadership structure periodically and believe that such structure is appropriate to enable each Board to oversee the relevant Funds. In particular, each Board believes that having a Disinterested Trustee serve as the chairman of each Board and as the chair of each committee promotes independence from the Adviser in setting agendas and conducting meetings. Each Board believes that its committee structure makes its oversight more efficient and effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

TRUSTEES AND OFFICERS

The following provides an overview of the considerations that led each Board to conclude that each individual currently serving as a Trustee of a Trust should serve as a Trustee of that Trust. Generally, no one factor was decisive in the nomination or appointment of an individual to a Board. Among the factors each Board considered when concluding that an individual should serve as a Trustee were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, in the investment management industry; (iv) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

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The Governance and Nomination Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources.

To be considered as a candidate for trustee, recommendations must be submitted in writing to the Secretary of the relevant Trust, Impax Funds, 30 Penhallow Street, Suite 100, Portsmouth, NH 03801. The shareholder recommendation must include, with respect to the Trust (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the relevant Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such a determination; (ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Governance and Nomination Committee’s satisfaction by a recent brokerage or account statement); and (iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the candidate may be required to furnish such other information as may be reasonably required or deemed necessary to determine the eligibility of a candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for the election of Trustees.

Each current Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee. Below is a summary of each Trustee’s professional experience and additional considerations that contributed to each Board’s conclusion that such Trustee should serve as a Trustee of the relevant Trust:

Trustees

Adrian P. Anderson — Mr. Anderson has several decades of investment and oversight experience with plan sponsors and investment management organizations. He is co-founder and CEO of an investment management and consulting firm and has worked in various accounting roles for the past 20 years.

Anne M. Goggin – Ms. Goggin has significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney, including in the investment management practice area. She also has significant prior service as a board member and board chair of other mutual fund complexes. Ms. Goggin is an elected member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds). Ms. Goggin served as an elected member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds) from 2012 to 2020.

D’Anne Hurd — Ms. Hurd has an MBA in finance and a J.D. specializing in corporate and securities law. She also has more than five decades of management, legal and financial experience, having served in executive roles (COO, CFO, and General Counsel) and as a board member and board consultant for numerous companies in a diverse range of industries. Ms. Hurd has significant expertise in regulatory compliance, risk management and corporate governance. She is an independent board advisor and an independent faculty member for the National Association of Corporate Directors (a recognized authority on leading boardroom practices) where she has attained the status of Board Leadership Fellow and is Director Certified. Ms. Hurd is also a frequent public speaker on governance and ESG issues and is a member of the World Economic Forum’s ESG Corporate Governance Initiative.

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Gregory D. Sheehan — Mr. Sheehan has substantial experience in the investment management industry, having previously served as a partner for over thirty years in the investment management group of a global law firm. He has provided legal advice to registered investment companies and their boards, registered investment advisers and private fund sponsors with respect to a broad range of business, legal, regulatory and other matters. He served in various leadership positions at his law firm, including as a member of the firm’s management committee and chair of the firm’s investment management group. He was previously an Adjunct Professor at Boston College Law School.

Edward Farrington – Mr. Farrington has substantial experience as a senior distribution leader in the investment management industry, including experience with the distribution of companies engaged in ESG and investing in the transition to a more sustainable economy. Mr. Farrington joined IAM as Head of Distribution, North America in 2021, and currently serves as President of IAM and the Trusts. He previously led institutional and retirement business development and consultant relations at Natixis Investment Managers. Mr. Farrington is the President of IAM.

John L. Liechty — Mr. Liechty has significant experience in investment company management, operations and oversight, having served as President and CEO of a socially responsible/ESG mutual fund for more than eleven (11) years. Mr. Liechty served as a member of the board of directors of the US SIF: The Forum for Sustainable and Responsible Investment, the leading industry voice advancing sustainable, responsible and impact investing. He also serves on two investment committees of college/university and community foundation endowments. Mr. Liechty is a Certified Financial PlannerTM and Chartered Financial Consultant®.

Lindsey Brace Martinez — Ms. Martinez has more than two decades of investment experience, having served in executive positions in investment management and investment consulting for various companies, including experience at firms focused on natural resources and sustainability. She also is founder and CEO of an investment management consulting firm.

Nancy S. Taylor — Ms. Taylor has significant organizational oversight experience, including as senior minister and chief executive officer of Old South Church in Boston, as a member of the Advisory Board of Yale Divinity School and as the Chair of the Board of Trustees of Andover Newton Theological School. Ms. Taylor also has substantial tenure on each Board, having served on the Board of Trust I or its predecessors since 1997 and Trust III since its inception.

The following table reflects the name and age, position(s) held with each Trust; the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held during the past five (5) years, and the number of portfolios overseen in the Impax Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered “interested persons” of the Funds under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons of the Funds. The business address of each trustee and officer is 30 Penhallow Street, Suite 100, Portsmouth, NH 03801.

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Interested Trustees and Officers Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Impax Fund Family Overseen by Trustee
Edward Farrington (52)	Trust I: Trustee, President (since 2024) Trust III: Trustee, President (since 2024)	President (present) and Head of Distribution for North America (2021 – present) of IAM; Executive Vice President of Natixis Investment Managers (2009 – 2021).	12
Lindsey Brace Martinez (56)	Trust I: Trustee (since 2018) Trust III: Trustee (since 2019)	Chair, People & Culture Committee, Onward Energy LLC (2021-present); Director, Seven Islands Land Management Co. (2018 - present); Founder and Managing Member, Starpoint Advisors, LLC (2015 – present); Director, Impax Asset Management Group plc (2015 – present); Chair of the Board of Directors, Novatus Energy, LLC (2016 – present); Board Member, Yale Center for Business and Environment (2014-present); Investment Sub-Committee Member, National Geographic Society (2015 – present); Member, Advisory Council, Quebec Labrador Foundation (2012 – present).	12
John Boese (61)	Trust I: Chief Compliance Officer (since 2006) Secretary (Since 2022) Trust III: Chief Compliance Officer (since 2013); Secretary (Since 2022)	Chief Compliance Officer of IAM (2006 – present), Pax Ellevate Management LLC (2014 – 2020), Impax Asset Management Ltd (2020 – present) and Impax Asset Management (AIFM) Ltd (2020 – present).	N/A
Daniel Saltus (45)	Trust I and Trust III: Treasurer (since 2024)	Director of Fund Administration, IAM (2023 – present); Vice President of Fund Administration, Morgan Stanley (2021-2023); Vice President of Fund Administration, Eaton Vance Management (2013 – 2021).	N/A

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Disinterested Trustees Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Impax Fund Family Overseen by Trustee
Adrian P. Anderson (69)[2,3]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Tax Accountant at Anderson CPA (January 2023 – present); Tax Advisor at Block Advisors (November 2022 – present); Chief Executive Officer, North Point Advisors, LLC (2004 – present); Director of Finance at Choice in Aging (July 2022- September 2022); Tax Director at Blue Sky Utility, a renewable energy finance firm (2022 – present); Chair of Investment Committee, Zanick Advisors, a real estate advisory firm (2020 – 2021); Tax Associate at H+R Block (2020 – 2021); Tax Accountant at Shwiff, Levy & Polo, LLP (2018 – 2019); Tax Accountant at Watson Tax CPA (November 2021 – January 2022).	12
Anne M. Goggin (75)[3,4]	Trust I and Trust III: Vice Chair of the Board of Trustees (since 2019) Trust I and Trust III: Trustee (since 2017)	Trustee of RS Investment Trust and RS Variable Products Trust (2006 – 2016); attorney, Retired; Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	12
D’Anne Hurd (73)[2,3]	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)	Independent Corporate and Mutual Fund Board Member (1993 – present); private investor (2011 – present); member of the Board of Directors, Audit (Chair) and Nominating and Governance Committees, Peckham Industries, Inc. (2013 – 2023); member of the Board of Directors and Audit (Chair) Committee of Martin Engineering, Inc. (2019 – present); Chief Executive Officer of Crawford Consulting LLC (2011 – present).	12
John L. Liechty (69)[3,4]	Trust I: Chairman of the Board of Trustees (2014 - 2023); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Founder and Principal, Integrated Investment Solutions (2009 – present); Founder and Partner, Integrated Financial Planning Solutions, LLC (2010 – 2021); Board member and Investment Committee Chair, Community Foundation of Elkhart County (IN) (2014 – present).	12
Greg Sheehan (68)[5]	Trust I and Trust III: Chairman of the Board of Trustees (since 2024); Trustee (since 2023)	Partner of Ropes & Gray LLP (law firm) (1989-2020).	12
Nancy S. Taylor (68)[3,4]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Senior Minister Emeritus (2022 – present) and Senior Minister (2005 – 2022), Old South Church in Boston; Advisory Board, Yale Divinity School (2010 – present); Advisory Board, Idaho Human Rights Education Center (2009 – present); Trustee Emeritus, Benjamin Franklin Institute of Technology (2011 – present).	12

[1]	A Trustee of the Funds holds office until a successor is chosen and qualified. An Officer of the Funds is appointed by each Board and holds office until a successor is chosen and qualified.

[2]	Designates a member of the Audit Committee.

[3]	Designates a member of the Governance and Nomination Committee.

[4]	Designates a member of the Compliance Committee.

[5]	Mr. Sheehan, as Chair, is a floating member of each of the Audit Committee and the Compliance Committee, and, as such, he attends meetings of the committees based upon the matters to be discussed at each meeting or as otherwise determined by the Board or the committees.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption.

Board Diversity

The Trustees believe fund boards—as well as advisers, sub-advisers and service providers working on behalf of the funds—benefit from diverse perspectives and experiences. In considering the overall effectiveness and composition of the Board and its committees, each Board considers, among other factors, the diversity and backgrounds of its members. The Trustees self-identify as follows:

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Orientation and Gender Identity
Female	4
Male	4
Non-Binary
LGBTQ+
Other

Race and Ethnicity
African American or Black	1
Asian or Pacific Islander
Hispanic or Latinx
White	7
Other

Ownership of Shares in the Impax Fund Family

The following table shows the dollar range of shares beneficially owned by the trustees in each Fund and in any investment company overseen by the trustee in the Impax Fund Family as of December 31, 2023, unless otherwise noted:

Fund	Interested Trustees			Disinterested Trustees
	Edward Farrington	Lindsey Martinez	Adrian P. Anderson	Anne Goggin	D’Anne Hurd	Greg Sheehan	John L. Liechty	Nancy S. Taylor
Large Cap Fund	Over $100,000	None	$1-$10,000	None	None	None	$10,001- $50,000	None
Small Cap Fund	None	None	$1-$10,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	$10,001- $50,000	$1-$10,000
U.S. Sustainable Economy Fund	None	None	$1-$10,000	$10,001- $50,000	$10,001- $50,000	None	None	$50,001- $100,000
Global Sustainable Infrastructure Fund	None	None	None	None	$1- 10,000	None	$10,001- $50,000	None
Global Opportunities Fund	None	None	$1-$10,000	None	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	None
Global Environmental Markets Fund	Over $100,000	None	$1-$10,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	$10,001- $50,000	None
Global Social Leaders Fund[1]	None	None	None	None	None	None	None	None
Global Women’s Fund	None	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	None	None	$1-$10,000
International Sustainable Economy Fund	Over $100,000	None	None	$10,001- $50,000	None	None	$10,001- $50,000	None
Core Bond Fund	Over $100,000	None	None	None	None	None	$10,001- $50,000	None
High Yield Bond Fund	$10,001- $50,000	None	$1-$10,000	$10,001- $50,000	None	None	None	$1-$10,000
Sustainable Allocation Fund	None	None	None	None	None	None	Over $100,000	Over $100,000
Aggregate Across the Impax Fund Family	Over $100,000	None	$10,001- $50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

[1]	The Global Social Leaders Fund commenced investment operations on November 30, 2023.

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Compensation of Trustees

Trust I and Trust III together pay each disinterested trustee an annual retainer of $81,890 ($115,276 for the Chairman of the Board, and $92,630 for the Chairs of the Audit, Governance and Nomination, and Compliance Committees).  In addition, the Trusts together pay each Disinterested Trustee a fee of $7,475 for attendance at each meeting of the Boards. Trustees are also reimbursed for their travel expenses for attending meetings of the Boards. In addition, the Trusts together pay $5,200 to each member of the Audit and Compliance Committees for attendance at each committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings, as well as $5,200 to each trustee for attendance at the annual education session. In addition, a floating member of each of the Audit Committee and the Compliance Committee will receive compensation as a member of the committee for the meeting that they attend. The Trusts also will reimburse each Disinterested Trustee for reasonable out-of-pocket expenses incurred in attending up to two conferences or other educational opportunities per year. Other than the foregoing amounts, trustees do not receive compensation from the Trusts for services performed as a trustee except as the Board may otherwise determine. Mr. Farrington and Ms. Martinez, as Interested Trustees, are not paid compensation by the Funds.

The following table sets forth compensation information (excluding travel expenses) relating to Trustees of Trusts for the year ended December 31, 2023:

Fund	Interested Trustees			Disinterested Trustees
	Edward Farrington	Lindsey Martinez	Adrian P. Anderson	Anne Goggin	D’Anne Hurd	Greg Sheehan	John L. Liechty	Nancy S. Taylor
Large Cap Fund	$0	$0	$9,657	$9,657	$9,398	$9,392	$11,262	$9,657
Small Cap Fund	$0	$0	$6,459	$6,459	$6,291	$6,282	$7,532	$6,459
U.S. Sustainable Economy Fund	$0	$0	$4,969	$4,969	$4,830	$4,832	$5,794	$4,969
Global Sustainable Infrastructure Fund	$0	$0	$4,326	$4,326	$4,208	$4,207	$5,045	$4,326
Global Opportunities Fund	$0	$0	$4,362	$4,362	$4,239	$4,242	$5,086	$4,362
Global Environmental Markets Fund	$0	$0	$13,614	$13,614	$13,245	$13,240	$15,876	$13,614
Global Social Leaders Fund[1]	None	None	None	None	None	None	None	None
Global Women’s Fund	$0	$0	$7,189	$7,189	$6,992	$6,992	$8,383	$7,189
International Sustainable Economy Fund	$0	$0	$7,991	$7,992	$7,746	$7,773	$9,318	$7,992
Core Bond Fund	$0	$0	$7,317	$7,317	$7,114	$7,117	$8,533	$7,317
High Yield Fund	$0	$0	$6,284	$6,284	$6,121	$6,112	$7,328	$6,284
Sustainable Allocation Fund	$0	$0	$13,037	$13,037	$12,685	$12,680	$15,203	$13,037
Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Funds	$0	$0	$85,206	$85,206	$82,869	$82,869	$99,360	$85,206

[1]	The Global Social Leaders Fund commenced investment operations on November 30, 2023.

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PORTFOLIO MANAGERS

The following table summarizes information regarding other accounts managed by the portfolio managers of the Funds, other than the Funds themselves. The information is as of December 31, 2023, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Diederik Basch	2	$ 16.61	0	$ 0	0	$ 0
Harry Boyle	0	$ 0	0	$ 0	0	$ 0
Andrew Braun	4	$ 307.81	1	$ 841.96	0	$ 0
Barbara Browning	4	$ 307.81	1	$ 841.96	0	$ 0
Christine Cappabianca	0	$ 0	2	$ 41.79	0	$ 0
Curtis Kim	2	$16.61	0	$ 0	0	$ 0
Scott LaBreche	0	$ 0	2	$ 41.79	0	$ 0
Kirsteen Morrison	0	$ 0	0	$ 0	0	$ 0
Nathan Moser	2	$16.61	0	$ 0	0	$ 0
Peter Schwab	0	$ 0	1	$ 95.08	0	$ 0
Kent Siefers	0	$ 0	1	$ 95.08	0	$ 0
Anthony Trzcinka	0	$ 0	1	$ 95.08	0	$ 0
Justin Winter	0	$ 0	0	$ 0	0	$ 0

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

The following table summarizes information regarding other accounts managed by the portfolio managers of the Global Environmental Markets Fund, the Global Opportunities Fund and the Global Social Leaders Fund, excluding the Global Environmental Markets Fund, the Global Opportunities Fund and the Global Social Leaders Fund themselves. The information is as of December 31, 2023, unless otherwise noted, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Siddharth Jha	0	$ 0	0	$ 0	0	$ 0
Hubert Aarts	0	$ 0	0	$ 0	0	$ 0
David Winborne	0	$ 0	0	$ 0	0	$ 0
Kirsteen Morrison	0	$ 0	0	$ 0	0	$ 0
Amber Fairbanks	0	$ 0	0	$ 0	0	$ 0
Charles French	0	$ 0	0	$ 0	0	$ 0

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No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

Conflicts

In managing other portfolios, the Adviser as well as Impax Asset Management Ltd. (the “Sub-Adviser”) may be subject to potential conflicts of interest. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, the Adviser and Sub-Adviser have adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Certain investment personnel of the Adviser and Sub-Adviser manage more than one portfolio. Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment considerations that such individual believes are applicable to that account. Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest. While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, the Adviser and the Sub-Adviser have each adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings. Currently, while no portfolios under the Adviser’s management have performance fees, some portfolios may have higher fees than others. These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another. While the Adviser and the Sub-Adviser do not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior personnel of the Adviser and the Sub-Adviser periodically review the performance of their portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.

The Adviser and the Sub-Adviser may manage separate accounts. Potential conflicts of interest may arise similar to those described above with respect to managing multiple portfolios. Investment personnel may manage separate accounts, including proprietary accounts or other pooled investment vehicles (“Other Accounts”) that may have substantially similar holdings to those of the Funds. Side-by-side management of these Other Accounts may give rise to conflicts of interest. Investment personnel may be buying or selling the same securities for the Funds and the Other Accounts from time to time. Other Accounts may have materially different (and potentially higher) fee arrangements. The management of Other Accounts may detract from the time and attention that investment personnel devote to the Funds. To address potential conflicts of interest, the Adviser and the Sub-Adviser have developed policies and procedures with respect to cross-trading, the allocation of investment opportunities and the aggregation and allocation of orders. It is possible, of course, that these policies and procedures may not always be adequate to protect the Funds from conflicts of interest. For example, the Other Accounts may direct the Adviser or Sub-Adviser to trade with a designated broker which may preclude aggregation and allocation of orders to buy or sell a security from time to time, potentially resulting in the Other Accounts trading in the same securities ahead of or after the Funds.

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Compensation

The Adviser and the Sub-Adviser seek to maintain highly competitive compensation programs designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of their investment professionals with that of their clients and overall firm results. Generally, each portfolio manager’s compensation with respect to his or her management of a Fund consists of a base salary and additional incentive or performance-based bonus of up to 100% of base salary based on the pre-tax performance of the Fund or Funds he or she manages in comparison to Lipper peer group averages for the same asset class over the one-year period, and when relevant due to the portfolio manager’s tenure with the Fund or Funds, three-, five- and ten-year periods. In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of the Adviser’s or Sub-Adviser’s (as applicable) employees. Certain portfolio managers are also eligible to participate in a long-term incentive plan under which the portfolio managers receive compensation based on the net assets of funds they manage in excess of certain growth targets. Incentive or performance-based compensation of investment professionals may be higher or lower with respect to other accounts than with respect to the Funds.

Ownership of Securities

As of December 31, 2023 (i) the dollar value of shares of the Large Cap Fund owned beneficially by Andrew Braun was $500,001-$1,000,000; and by Barbara Browning was $100,001-$500,000; (ii) the dollar value of shares of the Small Cap Fund owned beneficially by Diederik Basch was $10,001-$50,000; and by Curtis Kim was $10,001-$50,000; and by Nathan Moser was $100,001-$500,000; (iii) the dollar value of shares of the US Sustainable Economy Fund owned beneficially by Christine Cappabianca was $10,001-$50,000; and by Scott LaBreche was $10,001-$50,000; (iv) the dollar value of shares of the Global Sustainable Infrastructure Fund owned beneficially by Christine Cappabianca was $0; by Harry Boyle was $0; and by Justin Winter was $0; (v) the dollar value of shares of the International Sustainable Economy owned beneficially by Christine Cappabianca was $10,001-$50,000; and by Scott LaBreche was $50,001-$100,000; (vi) the dollar value of shares of the Global Women’s Fund owned beneficially by Christine Cappabianca was $10,001-$50,000; and by Scott LaBreche was $50,001-$100,000; (vii) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Hubert Aarts was $0; by Siddharth Jha was $10,001-$50,000; and by David Winborne was $0; (viii) the dollar value of shares of the Global Opportunities Fund owned beneficially by Kirsteen Morrison was $0; and by David Winborne was $0; (ix) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $10,001-$50,000; (x) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $500,001-$1,000,000; and by Kent Siefers was $10,001-$50,000; (xi) the dollar value of shares of the Sustainable Allocation Fund owned beneficially by Andrew Braun was $100,001-$500,000; by Nathan Moser was $100,001-$500,000; by Peter Schwab was $100,001-$500,000; by Anthony Trzcinka was $100,001-$500,000; and by Kirsteen Morrison was $0; (xii) the dollar value of shares of the Global Social Leaders Fund owned beneficially by Amber Fairbanks was $0; and by Charles French was $0.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2023, and to the knowledge of the Trusts, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of shares of any series of the Trusts, other than those persons set forth in the chart below:

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Percentage of Shares Owned Beneficially
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Sustainable Allocation Fund	Investor	10.18%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Sustainable Allocation Fund	Investor	8.58%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Sustainable Infrastructure Fund	Investor	30.08%	0.00%
VANGUARD BROKERAGE SERVICES A/C 11111111 100 VANGUARD BLVD MALVERN PA 19355	Global Sustainable Infrastructure Fund	Investor	8.14%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	US Sustainable Economy Fund	Investor	8.48%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	US Sustainable Economy Fund	Investor	7.11%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	High Yield Bond Fund	Investor	25.70%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond Fund	Investor	23.39%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Core Bond Fund	Investor	14.48%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Women's Leadership Fund	Investor	21.33%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Women's Leadership Fund	Investor	19.44%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Global Women's Leadership Fund	Investor	7.76%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	International Sustainable Economy Fund	Investor	54.75%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	International Sustainable Economy Fund	Investor	15.64%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	International Sustainable Economy Fund	Investor	6.14%	0.00%

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CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap Fund	Investor	33.41%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Small Cap Fund	Investor	17.47%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets Fund	Investor	26.87%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Environmental Markets Fund	Investor	15.23%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Global Environmental Markets Fund	Investor	6.34%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Large Cap Fund	Investor	43.51%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Large Cap Fund	Investor	12.84%	0.00%
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P.O. BOX 483 1110 N MAIN ST GOSHEN IN 46527	Large Cap Fund	Investor	6.25%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Opportunities Fund	Investor	30.43%	0.00%
VANGUARD BROKERAGE SERVICES A/C 11111111 100 VANGUARD BLVD MALVERN PA 19355	Global Opportunities Fund	Investor	9.17%	0.00%
ROBERT E STEWART CHERRY HILL NJ 08003-3633	Global Social Leaders Fund	Investor	35.12%	35.12%
BNYM I S TRUST CO CUST IRA FBO JASON WALSH SEATTLE WA 98118-1837	Global Social Leaders Fund	Investor	16.25%	16.25%
MICHAEL F MRACHE TTEE KATHERINE COATS MRACHE TTEE MICHAEL F MRACHE & KATHERINE COATS TRUST U/A DTD 12/17/2008 APTOS CA 95003-2617	Global Social Leaders Fund	Investor	10.76%	10.76%
BNYM I S TRUST CO CUST ROTH IRA FBO ALISON A HINDERLITER CHICAGO IL 60647-4722	Global Social Leaders Fund	Investor	7.33%	7.33%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Sustainable Allocation Fund	Institutional	44.11%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Sustainable Allocation Fund	Institutional	6.36%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	Global Sustainable Infrastructure Fund	Institutional	68.02%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Sustainable Infrastructure Fund	Institutional	5.92%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Global Sustainable Infrastructure Fund	Institutional	5.24%	0.00%

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NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	US Sustainable Economy Fund	Institutional	14.07%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	US Sustainable Economy Fund	Institutional	13.40%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	US Sustainable Economy Fund	Institutional	7.85%	0.00%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	US Sustainable Economy Fund	Institutional	7.06%	0.00%
RAYMOND JAMES & ASSOC INC FBO RJ 79161448 880 CARILLON PARKWAY SAINT PETERSBURG FL 33716-1102808	US Sustainable Economy Fund	Institutional	6.86%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	High Yield Bond Fund	Institutional	25.16%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	High Yield Bond Fund	Institutional	22.46%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond Fund	Institutional	12.68%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	High Yield Bond Fund	Institutional	7.57%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	Core Bond Fund	Institutional	91.87%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Women's Leadership Fund	Institutional	14.50%	0.00%
CHARLES SCHWAB & CO.,INC. SPECIAL CUSTODY ACCOUNT FOR CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Women's Leadership Fund	Institutional	12.41%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Global Women's Leadership Fund	Institutional	11.07%	0.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	Global Women's Leadership Fund	Institutional	10.08%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	Global Women's Leadership Fund	Institutional	8.95%	0.00%
TORONTO FOUNDATION 33 BLOOR ST E STE 1603 TORONTO ONTARIO M4W 3H1 CANADA	Global Women's Leadership Fund	Institutional	6.63%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	International Sustainable Economy Fund	Institutional	20.76%	0.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	International Sustainable Economy Fund	Institutional	15.26%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	International Sustainable Economy Fund	Institutional	13.42%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	International Sustainable Economy Fund	Institutional	9.76%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Small Cap Fund	Institutional	15.69%	0.00%

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IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	Small Cap Fund	Institutional	15.55%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap Fund	Institutional	14.35%	0.00%
SEI PRIVATE TRUST COMPANY C/O ID 636 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Small Cap Fund	Institutional	10.43%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Small Cap Fund	Institutional	8.65%	0.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	Small Cap Fund	Institutional	8.19%	0.00%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	Small Cap Fund	Institutional	5.35%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Environmental Markets Fund	Institutional	27.33%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets Fund	Institutional	7.91%	0.00%
J.P. MORGAN SECURITIES LLC.OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN, NY 11245	Global Environmental Markets Fund	Institutional	7.83%	0.00%
RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	Global Environmental Markets Fund	Institutional	5.50%	0.00%
MAC & CO A/C 210566 ATTN MUTUAL FUND OPERATIONS 500 GRANT ST ROOM 151-1010 PITTSBURGH PA 15258	Global Environmental Markets Fund	Institutional	5.17%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	Large Cap Fund	Institutional	64.42%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Large Cap Fund	Institutional	17.25%	0.00%
J.P. MORGAN SECURITIES LLC.OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN, NY 11245	Large Cap Fund	Institutional	6.72%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	Global Opportunities Fund	Institutional	56.92%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Opportunities Fund	Institutional	29.94%	0.00%
IMPAX ASSET MANAGEMENT GROUP PLC 7TH FLOOR 30 PANTON STREET LONDON SW1Y 4AJ UNITED KINGDOM	Global Social Leaders Fund	Institutional	99.75%	0.00%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	US Sustainable Economy Fund	Class A	15.34%	0.00%
UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	US Sustainable Economy Fund	Class A	12.46%	0.00%

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LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	US Sustainable Economy Fund	Class A	11.16%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	US Sustainable Economy Fund	Class A	8.21%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	High Yield Bond Fund	Class A	23.96%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	High Yield Bond Fund	Class A	16.02%	0.00%
BNYM I S TRUST CO CUST IRA FBO LEIGH ANNE JASHEWAY EUGENE OR 97404-1695	High Yield Bond Fund	Class A	5.31%	5.31%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Small Cap Fund	Class A	16.56%	0.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	Small Cap Fund	Class A	11.40%	0.00%
NORTHERN TRUST FBO AC# 4358883 PO BOX 92956 CHICAGO IL 60675-2956	Small Cap Fund	Class A	5.68%	0.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	Global Environmental Markets Fund	Class A	16.10%	0.00%
RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	Global Environmental Markets Fund	Class A	13.69%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Global Environmental Markets Fund	Class A	12.05%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Global Environmental Markets Fund	Class A	9.45%	0.00%

As of March 31, 2023, the officers and trustees of the Trusts, as a group, owned less than one percent (1%) of the outstanding shares of each class of shares of the Funds and of the Trusts.

CODE OF ETHICS

The Funds as well as each of IAM and the Sub-Adviser have adopted a Code of Ethics (each, a “Code of Ethics”) under Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

PROXY VOTING GUIDELINES

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds have been included as Appendix A hereto.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning the Impax Funds (toll-free) at 800-767-1729 or by visiting the Impax Funds’ website at www.impaxam.com, and is available without charge by visiting the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Impax Asset Management LLC (formerly known as Pax World Management LLC) 30 Penhallow Street, Suite 100, Portsmouth, NH, 03801 is the adviser to the Impax Funds. Pax World Management LLC succeeded to the business of Pax World Management Corp. on January 1, 2010. Pax World Management Corp. was originally organized in 1970. As of December 31, 2023, IAM had approximately $9.8 billion in assets under management. IAM currently manages investments for clients other than the Funds and may continue to do so in the future.

All of IAM’s capital stock is owned by a subsidiary of Impax Asset Management Group plc., a publicly traded company on the Alternative Investment Market of the London Stock Exchange. As a result, Impax Asset Management Group plc may be deemed to “control” the Adviser. Impax Asset Management Group plc also is the parent company of Impax Asset Management Ltd., the sub-adviser to the Global Environmental Markets Fund, the Global Opportunities Fund and the Global Social Leaders Fund.

Impax Asset Management Ltd. is the sub-adviser of the Global Environmental Markets Fund, the Global Opportunities Fund and the Global Social Leaders Fund. The Sub-Adviser is authorized and regulated by the Financial Conduct Authority of the United Kingdom. It is a wholly owned subsidiary of Impax Asset Management Group plc, the shares of which are publicly traded on the Alternative Investment Market of the London Stock Exchange. Impax Asset Management Ltd. has principal offices at 7th Floor, 30 Panton Street, London, SW1Y 4AJ, United Kingdom. The Sub-Adviser, as of December 31, 2023, had approximately $40.01 billion in assets under management. Impax Asset Management Ltd. offers professional and institutional investors exposure to a broad range of global and regional equity strategies, private equity infrastructure and sustainable property. Impax Asset Management Ltd. is the manager or sub-adviser of 68 funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy, energy efficiency, water infrastructure and technologies, pollution control, waste management and technologies and environmental support services sectors. Impax Asset Management Ltd. was founded in 1998 and has been providing sub-advisory services to the Global Environmental Markets Fund, the Global Opportunities Fund and the Global Social Leaders Fund since 2008, 2018 and 2023 respectively.

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ADVISORY AGREEMENTS

Pursuant to the terms of the investment advisory agreements, IAM, subject to the supervision of the relevant Board, is responsible for managing the assets of the Impax Funds in accordance with the Funds’ investment objectives, investment programs and policies.

Pursuant to the terms of the investment advisory agreements, the Adviser has contracted to furnish the respective Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Fund	Annual Rate
Large Cap Fund[1]	0.65%
Small Cap Fund	0.75%
US Sustainable Economy Fund[2]	0.45%*
Global Sustainable Infrastructure Fund[3]	0.65%*
Global Opportunities Fund[4]	0.80%
Global Environmental Markets Fund[5]	0.75%
Global Social Leaders Fund[8]	0.80%
Global Women’s Fund[6]	0.52%*
International Sustainable Economy Fund[7]	0.47%*
Core Bond Fund	0.40%
High Yield Bond Fund	0.50%
Sustainable Allocation Fund	0.05%*

[1]	Effective November 15, 2022, the management fee is 0.65% of average net assets up to $2 billion; 0.62% for assets of $2 billion to $3 billion; 0.58% for assets of $3 billion to $4 billion; and 0.55% for assets over $4 billion.

[2]	Management contractually agreed to waive a portion of its management fee. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before May 1, 2025. The gross management fee (before waiver) is 0.65% based on average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[3]	The management fee is 0.65% of average net assets up to $150 million; 0.55% for assets of $150 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

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[4]	The Global Opportunities Fund’s investment adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and Acquired Fund Fees and Expenses, if any) allocable to Institutional Class and Investor Class shares of the Fund to the extent such expenses exceed 0.98% and 1.23% of the average daily net assets of Institutional Class and Investor Class shares, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before May 1, 2025.

[5]	The management fee is 0.80% of average net assets up to $1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion.

[6]	The management fee is 0.55% of average net assets up to $375 million; 0.50% for assets of $375 million to $750 million; and 0.45% for assets over $750 million.

[7]	The management fee is 0.48% of average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million.

[8]	The Global Social Leaders Fund’s investment adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and Acquired Fund Fees and Expenses, if any) allocable to Institutional Class and Investor Class shares of the Fund to the extent such expenses exceed 0.98% and 1.23% of the average daily net assets of Institutional Class and Investor Class shares, respectively. This reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before May 1, 2027.

*	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

Pursuant to the terms of IAM’s investment advisory agreements, any liability of the Adviser to the Funds and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its duties.

IAM’s investment advisory agreements may be terminated with respect to a Fund at any time on at least 30 days, but no more than 60 days, written notice by the Adviser or by the Trustees of the relevant Trust or by a vote of a majority of the outstanding voting securities of such Fund. The investment advisory agreements will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all salaries of officers of the Trusts. The Trusts pay all expenses not assumed by the Adviser.

The following table shows the amount of the advisory fee paid to the Adviser by each Fund, after giving effect to any reimbursement or waiver by the Adviser, as applicable, for the years ended December 31, 2023, 2022 and 2021:

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	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Large Cap Fund	$8,983,477	$9,154,782	$8,752,861
Small Cap Fund	$4,684,433	$4,838,122	$4,696,995
US Sustainable Economy Fund[1]	$1,200,191	$1,254,836	$1,428,841
Global Sustainable Infrastructure Fund[2]	$591,052	$551,806	$628,963
Global Opportunities Fund[3]	$938,595	$949,747	$803,342
Global Environmental Markets Fund	$17,384,571	$17,344,208	$16,761,299
Global Social Leaders Fund[4]	$0	N/A	N/A
Global Women’s Fund	$4,156,796	$4,356,425	$4,605,721
International Sustainable Economy Fund	$4,606,794	$3,778,761	$3,723,497
Core Bond Fund	$3,372,411	$3,078,831	$3,068,045
High Yield Bond Fund	$2,881,575	$3,182,450	$2,179,936
Sustainable Allocation Fund	$1,105,718	$1,144,717	$1,211,934

[1]	For the year ended December 31, 2023, 2022 and 2021 respectively, the Adviser waived $491,709, $503,852 and $396,592 of its advisory fee for the US Sustainable Economy Fund.

[2]	For the year ended December 31, 2023, 2022 and 2021 respectively, the Adviser waived $107,464, $100,329 and $75,156 of its advisory fee for the Global Sustainable Infrastructure Fund.

[3]	The expense reimbursements for Global Opportunities Fund were $114,191, $120,158 and $106,961, for the periods ended December 31 2023, 2022 and 2021, respectively, and the Adviser waived $0, $0, and $26,400 of its advisory fees during the same respective periods.

[4]	The Global Social Leaders Fund commenced operations on November 30, 2023. The expense reimbursements for the Global Social Leaders Fund for the period ended December 31, 2023 were $31,291, and the Adviser waived $1,050 of its advisory fee during the same period.

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), Impax Asset Management Ltd. assists in the management of the Global Environmental Markets Fund’s, the Global Opportunities Fund’s and the Global Social Leaders Fund’s portfolios of securities. The Sub-Adviser makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of the Fund and the determination of IAM that the contemplated investments satisfy the sustainable investing criteria applied to the Funds.

The Sub-Advisory Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Disinterested Trustees, or by the Sub-Adviser on sixty days written notice, and will automatically terminate in the event of their assignment. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or of reckless disregard of its obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Sub-Advisory Agreement, Impax Asset Management Ltd. receives from IAM a fee equal to 50% of the advisory fee paid to the Adviser by the Global Environmental Markets Fund; a fee equal to 0.40% per annum of the Global Opportunities Fund’s average daily net assets; and a fee equal to 0.20% per annum of the Global Social Leaders Fund’s average daily net assets.

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The fees are accrued daily and paid monthly. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the sub-advisory fee. Investment advisory fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the relative values of net assets at the end of the day. Additional expenses for shareholder services and distribution services provided by participating organizations to Fund shareholders may be compensated by Foreside Financial Services, LLC from its own resources which includes the shareholder servicing fees and past profits, or by IAM and/or the Sub-Adviser from their own resources which includes the advisory or sub-advisory fee and administrative services fee. Expenses incurred in the distribution and the servicing of Institutional Class shares shall be paid by IAM. See “Distribution and Service Plans” herein.

The following table shows the amount of the advisory fee paid by IAM to the Sub-Adviser for the Funds for the years ended December 31, 2023, 2022 and 2021:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
US Sustainable Economy Fund[1]	$0	$0	$17,766
Global Sustainable Infrastructure Fund[1]	$0	$0	$9,096
Global Opportunities Fund	$437,978	$474,874	$449,084
Global Environmental Markets Fund	$8,691,399	$8,672,105	$8,380,650
Global Social Leaders Fund[2]	$0	N/A	N/A

[1]	For periods prior to February 1, 2021, Aperio Group LLC served as sub-adviser to the Fund.

[2]	The Global Social Leaders Fund commenced investment operations on November 30, 2023.

DISTRIBUTOR

Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with each Trust. The Distributor has no obligation to buy the Funds’ shares and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.

CUSTODIAN

JPMorgan Chase Bank, N.A., 383 Maison Avenue, New York, NY 11017, serves as custodian of the Funds’ portfolio securities and cash, including the Funds’ foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Funds. Under the agreement, J.P. Morgan may hold foreign securities at its principal offices and its branches, and subject to approval by each Board at a foreign branch of a qualified US bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Funds’ “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, each Board reviews annually the continuance of foreign custodial arrangements for the Funds, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

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FUND ADMINISTRATOR

JPMorgan Chase Bank, N.A. (the “Administrator”) serves as the accounting agent and fund administrator to the Funds pursuant to a Fund Services Agreement. Under the agreement, the Administrator provides administrative services necessary for the operation of each Fund, including recordkeeping, assistance with regulatory compliance (such as reports to and filings with the SEC and state securities commissions), preparation and filing of tax returns, preparation of the Trusts’ periodic financial reports, and certain other customary fund accounting and administrative services, including NAV calculation, portfolio trade processing and reconciliation, and expense and performance calculations. The Fund Services Agreement is terminable by either party at the end of its initial term or thereafter, at any time, by either party upon 60 days’ written notice to the other party.

Under the Fund Services Agreement, each Fund pays the Administrator out of its assets an annual fee of $17,500.

TRANSFER AND DIVIDEND DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc., 500 Ross Street, Pittsburgh, PA 15262 (the “Transfer Agent”), serves as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account, and monthly inactive zero balance account fees. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed in writing to the Impax Funds, P.O. Box 534463, Pittsburgh, PA 15253-4463 or by telephoning the Impax Funds (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ annual financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

Each of the Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Investment decisions for the Funds and for the other investment advisory clients of the Adviser and the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the relevant Fund and clients in a manner deemed fair and reasonable by the Adviser or the Sub-Adviser. The Adviser or the Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

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Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

The Adviser and the Sub-Adviser place orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of a Fund, the Adviser or the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and the Sub-Adviser receive services from many broker-dealers with which the Adviser or the Sub-Adviser places the Funds’ portfolio transactions. These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or the Sub-Adviser in advising other clients (including the Funds). The advisory fees paid by the Funds are not reduced because the Adviser receive such services even though the receipt of such services relieves the Adviser or the Sub-Adviser from expenses they might otherwise bear. Because such services provide a benefit to the Adviser or Sub-Adviser, it has a conflict of interest in directing your brokerage business and the Board monitors the conflict through regular reports on the use of soft dollars by the Adviser and the Sub-Adviser.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) the Adviser or the Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser or the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the advisory accounts for which the Adviser or the Sub-Adviser exercises consistent discretion.

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The Adviser or the Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Funds when, in the judgment of the Adviser or the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

The Adviser has entered into commission sharing agreements (“CSAs”) with broker-dealers under which, subject to best execution, the Adviser pre-negotiates commission rates with broker-dealers who provide brokerage and research products and services. Under a CSA, commission rates are “unbundled,” meaning that the Adviser will separately track the execution component of the commission, which covers the execution of the trade (including clearance and settlement), and the research component of the commission, which is used to cover brokerage and research products and services. The entire commission cost of a trade will be sent to the CSA administrator, and the administrator will then send the executing broker-dealer the execution portion of the commission but retain the research portion of the commission. On a periodic basis, typically quarterly, the Adviser will direct the CSA administrator to pay broker-dealers and other third-party research providers an amount equal to the cost of research and research services provided to the Adviser over the prior quarter at pre-negotiated rates. At quarter end, any excess amounts under the CSA will be credited for future payments for research and research services and any shortfalls under the CSA will be paid by the Adviser. The execution rates the Adviser has negotiated will vary depending on the difficulty of the orders the Adviser expects a broker-dealer to execute. The Adviser believes that unbundling the execution and research components of commissions enables it to manage commissions more efficiently and to provide greater transparency regarding research costs and practices.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, each Board has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

BROKERAGE COMMISSIONS

The following table shows the amount of the brokerage commissions paid by each Fund for the years ended December 31, 2023, 2022, and 2021:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
Large Cap Fund	$1,138,309	$867,007	$619,505
Small Cap Fund	$474,796	$437,842	$530,640
US Sustainable Economy Fund	$40,788	$15,361	$28,525
Global Sustainable Infrastructure Fund	$21,623	$16,121	$76,036
Global Opportunities Fund	$55,991	$64,195	$71,013
Global Environmental Markets Fund	$965,006	$1,221,115	$805,105
Global Social Leaders Fund[1]	$139	N/A	N/A
Global Women’s Fund	$70,293	$72,353	$107,185
International Sustainable Economy Fund	$159,743	$85,028	$149,503
Core Bond Fund	$865,261	$708,425	$517,186
High Yield Bond Fund	$1,175,981	$1,294,508	$1,930,674
Sustainable Allocation Fund	$0	$0	$0

[1]	The Global Social Leaders Fund commenced investment operations on November 30, 2023.

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For the year ended December 31, 2023, the Large Cap Fund and Small Cap Fund paid the following under “soft dollar” agreements, whereby these firms would provide research and brokerage services to the Large Cap Fund and Small Cap Fund:

Firm Name	Large Cap Fund	Small Cap Fund
Blockcross	$4,139	$1,600
Bank of America	$106,947	$33,009
Goldman Sachs International	$188,560	$43,495
Liquidnet	$12,838	$20,664
Morgan Stanley International	$354,027	$110,830
National Bank Financial	$0	$1,573
UBS (London)	$469,339	$260,794
Virtu	$2,416	$2,834

As of December 31, 2023, the Funds owned the following securities of the Funds’ regular brokers or dealers (as defined in the 1940 Act) or their parents:

Fund	Broker/Dealer	Type of Security	Amount
		D=Debt; E=Equity
US Sustainable Economy Fund	Bank of America Corp.	E	$622,895

Global Women’s Fund	Goldman Sachs Group	E	$2,480,115
Global Women’s Fund	Skandinaviska Enskilda Banken AB	E	$426,455
Global Women’s Fund	UBS Group AG	E	$2,078,300

Core Bond Fund	Bank of America Corp.	D	$7,562,866
Core Bond Fund	Bank of New York Mellon	D	$2,123,408
Core Bond Fund	Citigroup, Inc.	D	$3,366,390
Core Bond Fund	Goldman Sachs Group	D	$2,946,360
Core Bond Fund	JPMorgan Chase & Co.	D	$5,706,381
Core Bond Fund	Morgan Stanley	D	$4,022,556
Core Bond Fund	Royal Bank of Canada	D	$4,999,766

CAPITAL STOCK AND OTHER SECURITIES

Each Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, which shares are currently divided into three classes: Class A, Investor Class and Institutional Class shares. Except as noted below, each share of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; (iii) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of trustees. In the event of liquidation, each share of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

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CONDUCT OF THE TRUSTS’ BUSINESS

Forum Selection. The Trusts’ Bylaws provide that the sole and exclusive forums for any shareholder (including a beneficial owner of shares) to bring (i) any action or proceeding brought on behalf of a Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of a Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against a Trust or any of its Trustees, officers or employees arising pursuant to any provision of the Massachusetts Business Corporation Act, the Massachusetts Uniform Trust Code, the Declaration of Trust or the Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in the Commonwealth of Massachusetts.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with a Trust and/or any of its Trustees, officers, employees or service providers. If a court were to find the forum selection provision contained in the Bylaws to be inapplicable or unenforceable in an action, a Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The Bylaws contain provisions regarding derivative and direct claims of shareholders. As used in the Bylaws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article 9 of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the US federal securities laws. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, is considered a “derivative” claim as used in the Bylaws.

A shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of a Trust or involving any alleged harm to a Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result.

A shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against a Trust, the Trustees, or officers predicated upon an express or implied right of action under the Declaration of Trust or US federal securities laws (excepting direct shareholder actions expressly provided by US federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees.

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The Trustees shall consider any demand or request within 90 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

Any person purchasing or otherwise holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other employees of the Trust and/or its service providers.

The Trustees intend to submit these provisions of the Bylaws for ratification by shareholders of each Trust at the next meeting of shareholders of each Trust, for which a date has not yet been established.

PRICING OF FUND SHARES

As described in the Prospectuses under the caption “How Share Price is Determined,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that each Fund calculates the NAV per share for each class of shares of a Fund at the end of each business day. A business day is any day that the NYSE is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time (the “NYSE Close”). If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, a Fund’s NAV is not calculated and the Fund does not accept, buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in a Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Funds’ classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

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Pursuant to Rule 2a-5 under the 1940 Act, each Board has designated the Adviser, through its Best Execution and Valuation Committee, as the “valuation designee” to make fair value determinations for all of the Funds’ investments for which market quotations are not readily available. The Adviser has, in turn, delegated various responsibilities to J.P. Morgan, the Funds’ custodian, and other agents. As described in the Prospectuses, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by each Board (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectuses provide additional information regarding the circumstances in which fair value pricing may be used and related information.

The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the--counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the US Dollar are converted to US Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

For those Funds that invest in non-US securities, investors should be aware that many securities markets and exchanges outside the US close prior to the NYSE Close, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the NYSE Close. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the US market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

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TAXATION

The following discussion of US federal income tax consequences of investment in the Funds is based on the Code, existing US Treasury regulations, and other applicable authority, all as in effect on the date of this Statement of Additional Information. These authorities are subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important US federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws. As applicable, references to the US federal income tax treatment of the Sustainable Allocation Fund, including to the assets owned and the income earned by the Fund, will include such treatment of underlying funds in which the Fund invests that are RICs (together with any RIC, the shares of which are owned by any Fund, an “Underlying RIC”), and, as applicable, the assets owned and the income earned by the Underlying RICs.

Taxation of the Funds. Each of the Funds has elected or intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things:

(a) derive at least ninety percent (90%) of its gross income for each taxable year from (i) interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its total assets and an amount not greater than ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its total assets is invested, including through corporations in which the Fund owns a twenty percent (20%) or more voting stock interest, (x) in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least ninety percent (90%) of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, one hundred percent (100%) of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than ninety percent (90%) of its income from the qualifying income sources described in clause (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c) (2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

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If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to US federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for such year as a RIC accorded special tax treatment for such year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income, if any, and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss in each case determined with reference to any loss carryforwards). Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for US federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their US federal income tax liabilities, if any, and to claim refunds on a properly filed US tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for US federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance the Funds will, make this designation if they retain all or a portion of their net capital gain in a taxable year.

A Fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of tax equalization, would reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid US federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

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In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight and two-tenths of one percent (98.2%) of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 of that year, if the Fund so elects), plus any retained amount from the prior year, that Fund would be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Funds will be treated as having distributed any amount for which they are subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net capital gains, whether the fund retains or distributes such gains. See the Funds’ most recent annual shareholder reports for each Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions. For US federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. The taxation of Fund distributions deriving from Underlying RIC distributions generally will depend in large measure on the type of income and gain of the Underlying RICs that give rise to such distributions. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryforwards. In general, Funds are also permitted to report distributions as Capital Gain Dividends to the extent such distributions correspond to the distributions reported as such by an Underlying RIC. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to shareholders as ordinary income.

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Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The IRS and the US Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Code Section 1061.

The Code generally imposes a three and eight-tenths percent (3.8%) Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” that is eligible for taxation at net capital gain rates, a Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. In general, a Fund is permitted to report distributions as derived from “qualified dividend income” to the extent such distributions correspond to distributions properly reported as such by an Underlying RIC, provided holding period and other requirements are met by the Fund with respect to shares of the Underlying RIC.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, ninety-one (91) days during the one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

If the aggregate qualified dividends received by a Fund during any taxable year are ninety-five percent (95%) or more of its gross income (excluding net long-term capital gains less net short-term capital losses), then one hundred percent (100%) of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

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In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations and reported as such by the Fund for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty-five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred eighty-one (181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). If a Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the relevant Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the relevant Underlying RIC.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for US federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to shareholders taxed as individuals and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified real estate investment trust (“REIT”) dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to twenty percent (20%) of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least forty-six (46) days of the ninety-one (91) day period beginning forty-five (45) days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a qualified publicly traded partnership will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such qualified publicly traded partnership directly.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

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Distributions on a Fund’s shares generally are subject to US federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

Tax-Exempt Interest. Some of the Funds may invest in securities generating interest that is exempt from federal tax under the Code. If, at the close of each quarter of a Fund’s taxable year, at least fifty percent (50%) of its total assets consist of interests in Underlying RICs, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. Funds that are not qualified fund of funds do not expect to be eligible under applicable Code requirements to pay (or pass through) to shareholders exempt-interest dividends. Accordingly, any interest received by such Fund in respect of these securities will be taxable to Fund shareholders when distributed to them.

Certain Investments in REITs and Related Investments. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for US federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Funds may also invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but which may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to US federal income tax in all events. This notice also provides, and the Treasury regulations are expected to provide, that “excess inclusion income” of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-US shareholder, will not qualify for any reduction in US federal withholding tax. A shareholder will be subject to US federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

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Tax-Exempt Shareholders. Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable to shareholders even though the Fund holding the security receives no interest payment in cash on the security during the year.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, (i) any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities (including at times it may not be advantageous to do so), if necessary. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders when distributed at ordinary income tax rates), and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, whether or to what extent the Fund should recognize market discount on a debt obligation, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to be eligible for treatment as a RIC and does not become subject to US federal income or excise tax.

Investments by the Sustainable Allocation Fund in Underlying RICs. The Sustainable Allocation Fund’s distributable income and gains may consist in significant measure of distributions from one or more Underlying RICs.

The Sustainable Allocation Fund’s investments in shares of an Underlying RIC can require it to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

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If the Sustainable Allocation Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

To the extent that an Underlying RIC in which the Sustainable Allocation Fund invests realizes net losses on its investments for a given taxable year, the Sustainable Allocation Fund will not be able to benefit from those losses until and only to the extent that (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Sustainable Allocation Fund recognizes its share of those losses when it disposes of shares of the Underlying RIC. Moreover, even when the Sustainable Allocation Fund does make such a disposition, any loss will be recognized as a capital loss, a portion of which may be a long-term capital loss. The Sustainable Allocation Fund will not be able to offset any capital losses from its dispositions of shares of Underlying RICs against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC), and the Fund’s long-term capital losses first offset the Fund’s long-term capital gains, increasing the likelihood that the Fund’s short-term capital gains will be distributed to shareholders as ordinary income.

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Sustainable Allocation Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an issuer are sold by a Fund at a loss and the Fund acquires additional shares of that same issuer within thirty (30) days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on Underlying RIC shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

The foregoing rules may cause the tax treatment of the Sustainable Allocation Fund’s gains, losses and distributions to differ at times from the tax treatment that would apply if the Funds invested directly in the types of securities held by the Underlying RICs. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.

A RIC generally must look through its twenty percent (20%) voting interest in a corporation, including a RIC, to the underlying assets thereof for purposes of the diversification test; special rules potentially provide limited relief from the application of this rule where a RIC owns such an interest in an underlying RIC, such as the Underlying RICs.

Investments by Other Funds in Underlying RICs. A Fund’s investments in shares of an Underlying RIC can require the Fund to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

If a Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

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Derivative Transactions and Related Transactions. If a Fund engages in derivative transactions, including derivative transactions in options, futures contracts, forward contracts, and swap agreements, as well as any of its other hedging, short sale transactions, securities loan or similar transactions, the transactions may be subject to one or more special tax rules (including notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of Fund securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will monitor its transactions, and will determine whether to make certain applicable tax elections pertaining to such transactions in a manner consistent with the best interests of that Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net-tax exempt income (if any), any distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Income, proceeds and gains received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders of the majority of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than fifty percent (50%) of a Fund’s assets at taxable year end consists of foreign securities, the Fund may (but is not required to) elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries in respect of foreign securities such Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

If a Fund, such as the Sustainable Allocation Fund, is a qualified fund of funds, it will be permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by any Underlying RICs in which it invests that themselves have elected to pass such taxes through to shareholders. However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

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Shareholders that are not subject to US federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. A Fund’s investments that are treated as equity investments for US federal income tax purposes in certain passive foreign investment companies (“PFICs”), if any, could subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders.

However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include in income its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid fund-level taxation. Making either of these elections may therefore require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If a Fund indirectly invests in PFICs by virtue of its investment in other US funds, it may not make such PFIC elections; rather, the underlying US funds directly investing in the PFICs would decide whether to make such elections.

For US federal income tax purposes, a PFIC is any foreign corporation: (i) seventy-five percent (75%) or more of the income of which for the taxable year is passive income, or (ii) where an average of at least fifty percent (50%) of its assets (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Backup Withholding. A Fund generally is required to withhold and remit to the US Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

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In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors should consult their financial intermediaries (if any), as well as their tax advisers in this regard. Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder redeemed, sold or exchanged. See the Funds’ Prospectuses for more information.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Non-US Shareholders. Distributions by a Fund to shareholders that are not “US persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of US federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from US source interest income of types similar to those not subject to US federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign person who is present in the United States for a period or periods aggregating one hundred and eighty-three (183) days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of “US real property interests” (“USRPIs”), as described below. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. The exception to withholding for interest-related dividends does not apply to distributions to a foreign person (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person was the issuer or was a ten percent (10%) shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. If a Fund invests in an Underlying RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary is permitted to withhold even if a Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders.

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Foreign persons should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by the Fund to foreign persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or US source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of US federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate).

A beneficial holder of shares who is a foreign person is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by a foreign person of a trade or business within the United States, (ii) in the case of a foreign person who is an individual, the foreign person is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “US real property interests” (“USRPIs”) apply to the holder’s sale of shares of the Fund (as described below).

Foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to US federal income tax on the income derived from the Fund at the graduated rates applicable to US citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the US federal estate tax in addition to the federal income tax consequences referred to above. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the foreign person in the United States. More generally, foreign persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person would need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares in a Fund held through an intermediary, the intermediary may have withheld even if a Fund reported all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts.

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Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “US real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds fifty percent (50%) of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs are generally defined as any interest in US real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-ten percent (10%) interests in publicly traded classes of stock in REITs and not-greater-than-five percent (5%) interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold US tax on the proceeds of a share redemption by a greater-than-five percent (5%) foreign person, in which case such foreign person generally would also be required to file US tax returns and pay any additional taxes due in connection with the redemption. If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund generally would be subject to US tax withholding. In addition, such distributions could result in the foreign person being required to file a US tax return and pay tax on the distributions at regular US federal income tax rates. The consequences to a foreign person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Shareholder Reporting Obligations with Respect to Foreign Financial Assets

Shareholders that are US persons and own, directly or indirectly, more than fifty percent (50%) of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the US Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of thirty percent (30%) with respect to that shareholder on ordinary dividends it pays. The IRS and the US Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

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Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Information set forth in the Prospectuses and this Statement of Additional Information which relates to US federal taxation is only a summary of some of the important US federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the US federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

DISTRIBUTION

As stated in the Prospectuses under the caption “Distribution Arrangements,” shares of the Funds are continuously offered through participating brokers that have dealer agreements with the Funds, or that have agreed to act as introducing brokers. Each Fund maintains a distribution expense plan (individually a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which Funds incur the expenses of distributing their shares. Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Funds, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors total distribution fees of up to twenty-five hundredths of one percent (0.25%) per annum of its average daily net assets with respect to the Fund’s Investor Class or Class A shares. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the fiscal year ended December 31, 2023 are set forth below:

	Advertising	Printing	Postage	Sales
Large Cap Fund	$73,806	$25,830	$5,026	$640,712
Small Cap Fund	$6,217	$1,985	$403	$193,075
U.S. Sustainable Economy Fund	$9,253	$3,217	$639	$318,682
Global Sustainable Infrastructure Fund	$712	$117	$23	$25,536
Global Opportunities Fund	$858	$124	$24	$27,555
Global Environmental Markets Fund	$11,405	$3,576	$714	$371,542
Global Social Leaders Fund[1]	$0	$0	$0	$267
Global Women’s Leadership Fund	$7,943	$2,432	$486	$486,798
International Sustainable Economy Fund	$4,928	$1,606	$318	$160,003
Core Bond Fund	$1,177	$222	$45	$44,775
High Yield Bond Fund	$7,991	$2,614	$536	$255,742
Sustainable Allocation Fund	$72,213	$24,969	$5,027	$2,305,189

[1]	The Global Social Leaders Fund commenced investment operations on November 30, 2023.

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Financial firms that receive distribution and/or services fees may, in certain circumstances, pay and/or reimburse all or a portion of those fees to their customers, although neither the Trusts nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Adviser and its affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, granting the Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Adviser and its affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds.

The additional payments described above are made from the Adviser’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Adviser to some of the firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed 0.10% of the total Fund assets attributable to that financial firm. In some cases, in addition to payments described above, the Adviser will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors. As of the date of this Statement of Additional Information, the Adviser has arrangements with Ameriprise Financial, Inc., Morgan Stanley Smith Barney LLC, Raymond James, Inc. and RBC Capital Markets Corporation for the additional payments described above for distribution services and/or educational support.

The Adviser expects that firms may be added to this list from time to time. Representatives of the Adviser visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Funds will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions. Pursuant to the terms of each Plan, each Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. Each report will include an itemization of the distribution expenses incurred by each Fund and the purpose of each expenditure.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of each Board, including a majority vote of the trustees who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose. Each Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Funds’ Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by each Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan if it is terminated or not continued.

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Pursuant to the terms of each Plan, the Funds have entered into a distribution agreement (the ‘Distribution Agreement”) with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. The Distribution Agreement will continue for an initial two-year term and will continue in effect thereafter from year to year, provided that each such continuance is approved at least annually by a vote of each Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

Sales Charges

Moving between share classes

Requests to “move” an investment between share classes (within the same Fund or between different Funds) generally will be processed as an exchange of the shares currently held for shares in the new class or Fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class A shares for Investor Class or Institutional Class shares — If a shareholder exchanges Class A shares subject to a contingent deferred sales charge for Investor Class or Institutional Class shares, the shares will be subject to any applicable Class A contingent deferred sales charges on shares redeemed within 18 months of the purchase of the relevant Class A shares.

Moving between other share classes — To move an investment between share classes when the particular scenario is not described in this Statement of Additional Information, please contact the Funds for more information.

Class A Purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Adviser, or by his or her designee, Class A shares of the Funds may be sold at net asset value to:

1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the Funds managed by the Adviser, current or retired employees of the Adviser and the Sub-Adviser, certain family members of the above persons, and trusts or plans primarily for such persons;
2)	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

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3)	currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;
4)	companies exchanging securities with the relevant Fund through a merger, acquisition or exchange offer;
5)	insurance company separate accounts;
6)	accounts managed by subsidiaries of the Adviser or the Sub-Adviser;
7)	the Adviser, the Sub-Adviser and their affiliated companies;
8)	an individual or entity with a substantial business relationship with the Adviser or a Sub-Adviser or their affiliates, or an individual or entity related or relating to such individual or entity;
9)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of the Adviser or the Sub-Adviser and
10)	full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;
•	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and
•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Funds’ IRA rollover policy as described in the Prospectuses) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales Charge Reductions and Waivers

Reducing your Class A sales charge

As described in the Prospectuses, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the Funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the Prospectuses with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectuses, if all parties are purchasing shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an IRA, single-participant Keogh type plan, or a participant account of a 403(b) plan that is treated as an individual type plan for sales charge purposes;
•	SEP plans and SIMPLE IRA plans;
•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

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•	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Funds to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or
•	endowments or foundations established and controlled by you or your immediate family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;
•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or
•	for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes, or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the Prospectuses, you may reduce your Class A sales charge by combining purchases of all classes of shares in the Funds.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Funds to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the Funds.

Right of reinvestment — As described in the Prospectuses, certain transactions may be eligible for investment without a sales charge pursuant to the Funds’ right of reinvestment policy. Recent legislation suspended required minimum distributions from individual retirement accounts and employer-sponsored retirement plan accounts for the 2009 tax year. Given this suspension, proceeds from an automatic withdrawal plan to satisfy a required minimum distribution may be invested without a sales charge for the 2009 tax year, or any subsequent period, to the extent such legislation is extended. This policy is subject to any restrictions regarding the investment of proceeds from a required minimum distribution that may be established by the transfer agent.

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CDSC waivers for Class A shares

As noted in the Prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC. In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).
•	Redemptions through a systematic withdrawal plan (“SWP”). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. In the case of a SWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in Class A shares of all the Funds. CDSC waivers are allowed only in the cases listed here and in the Prospectus.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

MISCELLANEOUS INFORMATION

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

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FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2023, and the report thereon of Ernst & Young LLP are incorporated herein by reference to the Funds’ annual report. The financial statements and financial highlights audited by Ernst & Young LLP for the year ended December 31, 2023, incorporated by reference into the prospectus and this SAI have been so incorporated in reliance upon their report given on their authority as experts in accounting and auditing. Copies of the annual report are available upon request by writing to the Impax Funds at 30 Penhallow Street, Suite 100, Portsmouth, NH 03801, telephoning the Impax Funds (toll-free) at 800-767-1729, visiting the Impax Funds’ website at www.impaxam.com or visiting the SEC’s website at www.sec.gov.

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APPENDIX A

Proxy Voting Guidelines

Proxy voting is a key component in the ongoing dialogue with companies in which Impax invests. We are committed to ensuring consistent exercise of voting rights associated with shares held in investment mandates where proxy voting has been delegated to us. Through implementation of our voting policy, we aim to enhance the long-term value of our shareholdings and to foster corporate governance best practices.

Impax has developed a Governance Framework, as part of our ESG-analysis, which is informed by what we believe to be common and global best practise, and we analyse whether companies’ governance structures deviate from such common and global best practise. Where companies deviate from what we believe to be best practice, we engage with the companies and can vote against a management resolution. We endeavour to notify a company prior to the annual general meeting, or at least afterwards, if we have voted against or abstained on non-routine items.

Impax uses a third-party electronic voting platform and assesses information from service providers, including proxy advisory service providers and ESG research providers, to inform our analysis of proxy issues. However, we ultimately determine our voting based on our own Governance Framework and company ESG-analysis and engagement.

The pillars of good governance – at the core of proxy voting and the Impax Governance Framework

Impax has identified six pillars underpinning the principles of good governance:

•	Accountability – governance structures must delineate responsibility for decision making within the organisation. For public companies, the board is ultimately answerable to shareholders and other stakeholders for its strategy and success. It must therefore accept responsibility for the company’s activities and be able to give a full and fair ‘account’ of the company’s position to its stakeholders.
•	Oversight – a company’s governance structures dictate how management are supervised. This is one of the primary roles of the board. In order to monitor executives and evaluate their performance, the board must provide objective oversight of management for stakeholders.
•	Efficiency – modern companies are complex organisations which need to be governed by high calibre people with a diverse range of relevant experience, expertise and skills. In this context the board’s other major role is to advise and support management. In addition, they need to establish efficient processes and robust structures to manage the company’s operations. Both in conjunction are necessary to pursue the company’s strategy effectively, enable better decision making and allocate capital efficiently.
•	Alignment – The need for governance arises out of the ownership structure of public corporations. Unlike other entities such as partnerships, owners and management of a public company are distinct, creating a potential misalignment of interests leading to ‘agency costs.’ This is the ‘principal-agent’ problem. One of the basic aims of corporate governance is to ensure that management acts in the interests of shareholders and other stakeholders, through the use of incentives and controls.
•	Transparency – there is a natural information asymmetry between management of a company and its stakeholders, which creates agency issues by providing scope for executives to use their information advantage to further their own interests. Comprehensive, fair disclosure of information to the market reduces this asymmetry, enabling shareholders to evaluate the performance of a company or management team more effectively. The quality of a company’s accounting and reporting, both financial and ESG, is key to this.
•	Responsibility – companies have a responsibility to their shareholders and other stakeholders. Governance structures should cultivate a healthy culture within the firm and ensure that boards and executives act responsibly and with integrity, balancing the needs of the company’s primary stakeholders and managing its material ESG risks adequately to create sustainable long-term value.

Voting guidelines for global investments

Governance structures in public companies are today strongly influenced by the domestic market governance codes, rules, regulations and common practices. Impax is generally advocating for a move to “global governance best practices,” as most public companies are international in nature and improved and more globally harmonised governance practices and quality would be beneficial for all investors and stakeholders in public companies. This is however not reality today, hence the local market circumstances must be taken into account in proxy voting guidelines and decisions.

These voting guidelines are focused on the main principles for Impax’s voting decisions for developed and developing markets. It is focusing on the most relevant voting issues and aspects that we encounter when voting and are informed by the various Corporate Governance Codes and Impax’s internal Governance Framework. It is not an exhaustive list of topics, but rather focused on voting items that Impax encounters in the on-going proxy voting work and is focused on voting situations where Impax would in principle be voting against or withholding votes.

There are six main areas for voting, all described in these guidelines:

•	Boards and director elections
•	Shareholder rights
•	Management remuneration
•	Internal controls and operational matters
•	Mergers & acquisitions and capital structure
•	Sustainability issues

A Note About Registered Investment Companies

The Impax Funds may invest from time to time in shares of other investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act regulates investment companies through a broad array of structural and operational limitations that differ vastly from the requirements imposed on public operating companies. For instance, investment companies are generally not required to hold annual shareholder meetings, which is the forum under which shareholder proxies most often arise for public companies. Additionally, the 1940 Act requires that specified percentages of a registered investment company’s board of directors be persons who are independent of the investment company’s adviser, and that all investment contracts be approved on an annual basis by the board of directors, including a majority of the independent directors. These differences in structure and regulation mean that while many of the guidelines set forth herein will apply to both public operating companies and registered investment companies, some of them will not. Those differences in application are specifically noted throughout these guidelines.

1.	Boards and director elections

The role of the board is to provide oversight and accountability to the management teams. Hence, boards need to be effective, have sufficient independence and diversity of experience, background, tenure, gender, and when applicable, race and ethnicity.

These are the main areas of focus for proxy voting relating to boards and directors and Impax will in principle vote against or withhold our vote for a director, a director in a specific role of the board or the slate of boards in the following circumstances:

•	Directors who have been involved in illegal activities, have unclear backgrounds regarding integrity or have been involved in previous companies or director roles that compromise their integrity and/or have been involved in companies or activities which put their professional competence and abilities into question.

Board independence1:

o	Less than 50% independence of directors– USA, Europe, including UK, Australia and Canada*
ð	vote against Chair, Chair of Nomination Committee (or best equivalent director/s)
o	Less than 33% independence of directors - Asia, incl. Japan and rest of world (Emerging Markets)
ð	vote against Chair, Chair of Nomination Committee (or best equivalent director/s)

Board sub-committee independence and issues:

o	Executives present in key board sub-committees (audit, remuneration, nomination)
ð	Vote against the director in question, and/or Chair or best equivalent director/s
o	Lack of key board committees (audit, remuneration, nomination)**
ð	Vote against the Chair or best equivalent director/s
o	Lack of independence of key board sub-committees: *
ð	Audit Committee, (<100% and/or no independent chair)
ð	Remuneration Committee (<67% and/or no independent chair) **
ð	Nomination Committee (<50% and/or no independent chair)
➢	Vote against the non-independent director/s in question

Audit or audit committee issues:

o	The auditor is not independent or has an agreement with the company that calls into question the auditor’s independence.
o	The auditor has rendered an inaccurate opinion regarding the company’s financial reports or position.
o	The auditor received non-audit related fees that comprise more than 50% of total fees received from the company (or more than 30% for more than 3 consecutive years).
o	Concerns regarding the auditor’s tenure as company’s auditors.
o	Lack of audit transparency or disclosures
ð	Vote against Chair of Audit Committee and audit committee members
o	Board of Statutory Auditors *
ð	<50% independence
➢	Vote against the non-independent auditor/s

Remuneration or Remuneration committee issues **

o	Insufficient response to low shareholder support for advisory vote on compensation Vote against Chair of Remuneration Committee
o	Insufficient response to a failed advisory vote on compensation
ð	Vote against members of Remuneration Committee
o	The compensation structure and/or disclosure significantly deviates from market practice
ð	Vote against members of the Remuneration Committee

[1]	These are excluding any Employee Representatives on a board

Board tenures, structures, over-boarding or attendance: *

o	Board entrenchment, average board tenure of >10 years and no new directors in the last 3 years
ð	vote against Chair and/or Chair of Nominations Committee (or best equivalent director/s)
o	Introduction of combined CEO/Chair role
ð	vote against Chair and/or Chair of Nominations Committee (or best equivalent director/s)
o	Introduction of a classified or staggered board structure
ð	vote against Chair and/or Chair of Nominations Committee (or best equivalent director/s)
o	Combined CEO/Chair roles, with no Independent Lead Director
ð	vote against Chair (or best equivalent director/s)
o	Bundled or one-slate board elections (in countries where this is not norm)
ð	vote against the full slate
o	Resolutions proposing to significantly increase (or decrease) the size of a board, especially if the proposed new directors are insiders, decreasing independence. Impax views manageable and effective boards to have between 6 and 15 directors.
ð	Vote against the Chair and or best equivalent director/s
o	Directors that are over-boarded. Impax defines over-boarding in general as being a director of more than 5 boards of public companies and/or being an executive (CEO) and being on more than two outside public boards.
ð	Vote against the director in question
o	Directors that have attended board meetings less than 75% of the time in the previous year, without adequate explanation
ð	Vote against the director in question
o	Directors that have been at other corporations where there have been significant financial, environmental, social or governance failures
ð	Vote against director in question

Board diversity:

o	Gender representation on board (developed markets): Minimum of three or 30% women, whichever is less*
ð	Vote against members of the Nominations Committee (or best equivalent director/s)
o	Gender representation on board: No women*
ð	Vote against full slate (developed markets)
ð	Vote against members of the Nominations Committee (or best equivalent director/s)

(Emerging Markets)

o	Ethnic and/or racial representation[2] on board (USA, UK, Canada): No ethnic and/or racial representation*
ð	Vote against members of the Nominations Committee (or best equivalent director/s)
o	Disclosure of board diversity characteristics (USA, UK, Canada): The self-identified gender, racial and ethnic diversity characteristics of board members is fully absent in company disclosures
ð	Vote against Chair the Nominations Committee (or best equivalent director)

[2]	In this context, ethnic or racial representation includes one or more of the following: Black or African American, Hispanic or Latino, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, Middle Eastern, North African, Two or More Races or Mixed Heritage.

Climate risks:

Impax views climate-related transition and physical risks as systematic risks for all companies. We therefore expect companies to address these risks with climate resilient and transition-aligned management processes, which include appropriate risk pricing, forward-looking risk assessment and robust climate target-setting.3

Climate risk oversight resides primarily with the board committees and directors responsible for risk and audit. For companies identified as not having taken meaningful steps to address climate risks with resilient and transition-aligned management processes and are transition “non-aligned”:

ð	Vote against members of the Audit Committee (or best equivalent directors).

Other Sustainability issues:

o	Major environmental, social or governance failures or acts of fraud have occurred but have not been addressed by the company
ð	Vote against full slate
o	The board does not take steps to implement a shareholder resolution that receives significant support
ð	Vote against the Chair and/or the Chair of the relevant Committee Chair
o	There is no clearly defined board-level oversight of material sustainability issues (North America, Europe; Market Cap >$15bn)
ð	Vote against the Chair

2.	Shareholder Rights

Shareowners have a vested interest in the direction of the companies they own, an interest that directors are obliged to protect. Shareowners should have access to directors through channels that are independent of management.

ð	Impax will vote against proposals related to proxy access, written consent, special meetings, supermajority voting, cumulative voting and reincorporation that would serve to reduce, rather than promote, accountability to shareowners.

Shareowners should be entitled to participate equally in shareowner meetings. Multi-class voting structures are not in the best interests of common shareholders and reflect poorly on a company’s corporate governance.

ð	Impax will vote against proposals to adopt a new class of common stock.

Takeover defences

Proposals related to takeover defences should always be put forth for shareowner consideration.

[3]	Impax joined the Net Zero Asset Managers Initiative in October 2021 and made our Initial Target Disclosure in November 2022. Impax is committed to a target of 100% of the Net Zero committed AUM to be climate transition “aligned” and “aligning” by 2030. Engagement and stewardship are the primary approaches for achieving the target.

ð	Impax will generally vote against takeover defence plans unless we determine that a particular takeover defence is in shareowners’ best interests.

3.	Management Remuneration**

Remuneration should be designed to create an incentive for long-term performance and to align the interests of executives and employees with the interests of shareowners. Remuneration practices should instill accountability through an annual advisory vote on compensation, clawback provisions in the event of restatements or other instances of fraud or malfeasance, and shareowner approval of all employment contracts. Remuneration plans should prohibit repricing and CEOs should be prohibited from engaging in hedging.

General framework for effective corporate remuneration:

•	Clear governance structures underpinning compensation oversight
•	Appropriate performance and corporate strategy aligning to remuneration
•	Emphasis on creating long-term shareholder value
•	Avoidance of any arrangements leading to “pay for failure”
•	Simple, clear, but comprehensive remuneration disclosure and reporting

Impax will vote against remuneration or remuneration policies with a combination of features that we believe decrease accountability to shareholders or undermine the link between pay and long-term, sustainable performance such as:

ð	Consistently excessive levels of pay quantum compared to the market, to peer companies and compared to a company’s own history and with negative or declining performance metrics (financial /operational)
ð	Lowering of performance targets or time horizon for performance-based compensation without adequate justification
ð	Overreliance on discretionary or guaranteed bonuses
ð	Overreliance on time-based awards
ð	Performance targets that are not sufficiently challenging
ð	Share incentive schemes resulting in excessive shareholder dilution
ð	Golden Coffin arrangements
ð	Addition of new tax gross-ups

4.	Internal Controls and Operational Matters

Shareowners should be provided adequate time and materials to consider meeting agenda items. Shareowners should have reasonable access to the board in general and at shareowner meetings.

Vote against procedural or operational matters that are not in shareowners’ best interests:

ð	Transaction of other business
ð	Related party transactions that we believe are not sufficiently disclosed, are excessive or fall outside the company’s ordinary course of business

Auditor Ratification & Audit Fees

Auditors should be independent of the company and accountable to both the company and its shareowners.

Vote against ratification of auditor or audit fees when:

ð	The auditor is not independent or has an agreement with the company that calls into question the auditor’s independence.
ð	The auditor has rendered an inaccurate opinion regarding the company’s financial reports or position.
ð	The auditor received non-audit related fees that comprise more than 50% of total fees received from the company (or more than 30% for more than 3 consecutive years).

5.	Mergers & acquisitions and capital structure

In evaluating mergers and acquisitions, Impax will consider the potential financial, environmental, social and governance strengths and weaknesses of a particular transaction. Impax will vote case-by-case on mergers & acquisitions due to their complex and varied nature.

Golden Parachutes

Companies should provide a separate advisory vote on golden parachutes in connection with mergers and acquisitions. ð Impax will vote against golden parachute arrangements that are not aligned with established market best practice and/or that we determine not in shareowners’ best interests.

Capital Structure

Companies should have the ability to raise capital or alter the capital structure of the company, within reasonable limits, to enable it to operate effectively and efficiently while not harming or excessively diluting shareowner value.

ð	Vote against proposals seeking to increase share capital that are excessive or do not align with established market practice
ð	Vote against share buybacks when a maximum price for each share has not been set or the buyback may be used as a takeover defence

6.	Sustainability issues

Impax believes that capital markets will be shaped profoundly by global sustainability challenges including climate change, environmental pollution, natural resource constraints, demographic and human capital issues such as diversity, equality and inclusion. These trends will drive growth for well-positioned companies and create risks for those unable or unwilling to adapt. Fundamental analysis which incorporates long-term risks, including environmental, social and governance (ESG) factors, enhances investment decisions. ESG-analysis is an integral part of the Impax investment and engagement process.

The ESG risks companies face generally reflect sector and industry-specific issues; in some cases, these challenges may even be company-specific. For these reasons, we take a principled approach to sustainability matters in proxy voting rather than addressing every specific ESG issue that may arise. Impax supports proposals that seek to minimise ESG risks, to protect and enhance shareholder value, and to promote resilience and greater transparency on ESG issues, except where the intent of a specific proposal is clearly counter to advancing the transition to a sustainable economy or is not material or relevant to the company in question.

*	Impax believes that these principles may apply differently with respect to proxy votes for registered investment companies and Impax will vote such proxies on a case-by-case basis.
**	Proxy votes related to remuneration committees would not be applicable to registered investment companies.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Articles of Incorporation.

(1) Agreement and Declaration of Trust of Registrant dated December 4, 2013. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(2) Amendment No. 1 to the Agreement and Declaration of Trust of Registrant dated December 31, 2022. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s registration statement on Form N-1A.

(b) By-Laws. Bylaws of Registrant. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(c) Instruments Defining Rights of Securities Holders. Incorporated by reference to the following sections of the Agreement and Declaration of Trust listed above as Exhibit 23(a): Article III, Section 6, part (g); Article III, Sections 7-9; and Article V, Sections 1-6.

(d) Investment Advisory Contracts.

(1) Amended and Restated Investment Advisory Contract between Registrant and Impax Asset Management LLC. Incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A.

(2) Amended and Restated Sub-Advisory Contract between Impax Asset Management LLC and Impax Asset Management Ltd. Incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A.

(e) Underwriting Contracts. Distribution Agreement between Registrant and Foreside Financial Services, LLC. Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s registration statement on Form N-1A.

(f) Bonus or Profit Sharing Contracts. Not applicable.

(g) Custodian Agreements. Custodian Agreement between Registrant and JPMorgan Chase Bank, N.A. Incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A.

(h) Other Material Contracts.

(1) Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. Incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s registration statement on Form N-1A.

(2) Form of Indemnification Agreement. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s registration statement on Form N-1A.

(3) Fund Services Agreement between Registrant and JPMorgan Chase Bank, N.A. Incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A.

(i) Legal Opinion.

(1) Opinion of Ropes & Gray LLP. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s registration statement on Form N-1A.

(2) Opinion of Ropes & Gray LLP. Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s registration statement on Form N-1A.

(3) Opinion of Ropes & Gray LLP. Incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s registration statement on Form N-1A.

(4) Opinion of Ropes & Gray LLP. Incorporated by reference to Post-Effective Amendment No. 82 to the Registrant’s registration statement on Form N-1A.

(5) Opinion of Ropes & Gray LLP. Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s registration statement on Form N-1A.

(j) Other Opinions.

(1) Consent of Ernst & Young LLP. Filed herewith.

(k) Omitted Financial Statements. Not applicable.

(l) Initial Capital Agreements. Not applicable.

(m) Rule 12b-1 Plan.

(1) Distribution and Service Plan for Individual Investor Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(2) Distribution Plan for Class A Shares. Incorporated by reference to Post-Effective Amendment No. 68 to the Registrant’s registration statement on Form N-1A.

(n) Rule 18f-3 Plan. Seventh Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s registration statement on Form N-1A.

(p) Code of Ethics.

(1) Joint Code of Ethics of Registrant and Impax. Incorporated by reference to Post-Effective Amendment No. 103 to the Registrant’s registration statement on Form N-1A.

(2) Code of Ethics for Independent Trustees. Filed herewith.

(q) Trustees' Powers of Attorney

(1) Powers of Attorney for Trustees. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s registration statement on Form N-1A.

Item 29. Persons Controlled by or Under Common Control with the Registrant

Impax Funds Series Trust III (Massachusetts)

Item 30. Indemnification

Article Five of the Bylaws of Registrant (“Article Five”) provides that the Registrant shall indemnify each of its trustees and officers, and each person who serves at the Registrant’s request as a director, officer, or trustee of another organization in which the Registrant has any interest as a shareholder, creditor, or otherwise, and the heirs, executors and administrators of each of them (“Covered Persons”).

The Registrant shall indemnify each Covered Person against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees reasonably incurred by the Covered Person, in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Covered Person is or was involved as a party or otherwise or with which the Covered Person is or was threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been a Covered Person, except that:

(i) no Covered Person is entitled to indemnification with respect to any matter as to which he or she is finally adjudicated in any action, suit, or other proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant; and

(ii) no Covered Person is entitled to indemnification against any liability to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, if it is determined that a Covered Person has not acted in good faith in the reasonable belief that his or her actions were in the best interests of the Registrant or is liable to the Registrant and its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, the Registrant shall provide indemnification without regard for the conditions stated in sections (i) and (ii) in the preceding paragraph if: (a) approved, after notice that it involves such indemnification, by at least a majority of the trustees, who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act (or who is exempted from being an “interested person” by rule, regulation, or order of the Securities and Exchange Commission), nor parties to the actions, suits, or other proceedings in question, (or another action, suit, or other proceeding on the same or similar grounds) is then or has been pending (“disinterested, non-party trustees”), acting on the matter (provided that a majority of the disinterested non-party trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that the Covered Person has acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office; or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that the Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and that such indemnification would not protect the Covered Person against any liability to the Registrant to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Registrant shall pay the expenses, including counsel fees (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), incurred by a Covered Person in respect of any action, suit, or proceeding against which the Covered Person may be entitled to indemnification under Article Five, from time to time in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Covered Person to repay to the Registrant amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under Article Five, if (i) the Covered Person has provided appropriate security for such undertaking, or (ii) the Registrant is insured against losses arising from any such advance payments, or (iii) either a majority of the disinterested, non-party trustees of Registrant acting on the matter (provided that a majority of the disinterested, non-party trustees then in office act on the matter), or independent legal counsel as expressed in a written opinion, determines, based on a review of readily-available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification under Article Five. For purposes of the determination or opinion referred to in this section (iii), the majority of disinterested non-party trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office.

Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable to Registrant or its shareholders by reason of (a) not acting in good faith in the reasonable belief that such Covered Person’s action was in the best interests of Registrant or (b) to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article Five also provides that its indemnification provisions are not exclusive and do not affect any other rights to which any Covered Person may be entitled. Nothing contained in Article Five affects any rights to indemnification to which personnel of the Registrant, other than Covered Persons, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of any such person.

The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Item 31. Business and Other Connections of the Investment Adviser

Information regarding the business and other connections of Impax Asset Management LLC and its directors and officers is listed in the Form ADV of Impax Asset Management LLC as currently on file with the Commission. (File No. 801-8517).

Information regarding the business and other connections of Impax Asset Management Ltd. and its directors and officers is listed in the Form ADV of Impax Asset Management Ltd. as currently on file with the Commission. (File No. 801-67631).

Item 32. Principal Underwriters.

(a) Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust

2.	2nd Vote Funds

3.	AAMA Equity Fund, Series of Asset Management Fund

4.	AAMA Income Fund, Series of Asset Management Fund

5.	Advisers Investment Trust

6.	AG Twin Brook Capital Income Fund

7.	AltShares Trust

8.	American Beacon Select Funds

9.	Aristotle Funds Series Trust

10.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)

11.	Bow River Capital Evergreen Fund

12.	Constitution Capital Access Fund, LLC

13.	Cook & Bynum Funds Trust

14.	Datum One Series Trust

15.	Diamond Hill Funds

16.	Driehaus Mutual Funds

17.	FMI Funds, Inc.

18.	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)

19.	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)

20.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV

21.	Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV

22.	Inspire Faithward Mid Cap Momentum ETF, Series of Northern Lights Fund Trust IV

23.	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV

24.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV

25.	Inspire International ETF, Series of Northern Lights Fund Trust IV

26.	Inspire Small Mid Cap ETF, Series of Northern Lights Fund Trust IV

27.	Inspire Tactical Balanced ETF, Series of the Northern Lights Fund Trust IV

28.	Macquarie Energy Transition ETF, Series of Macquarie ETF Trust

29.	Macquarie Global Listed Infrastructure ETF, Series of Macquarie ETF Trust

30.	Macquarie Tax-Free USA Short Term ETF, Series of Macquarie ETF Trust

31.	Nomura Alternative Income Fund

32.	PPM Funds

33.	Praxis Mutual Funds

34.	Primark Private Equity Investments Fund

35.	Rimrock Funds Trust

36.	SA Funds – Investment Trust

37.	Sequoia Fund, Inc.

38.	Simplify Exchange Traded Funds

39.	Siren ETF Trust

40.	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust

41.	TCW ETF Trust

42.	Zacks Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Name	Address	Position with Underwriter	Position with Registrant
Jennifer A. Brunner	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other documents relating to shareholder accounts and activity required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by BNY Mellon Investment Servicing (US) Inc. and are located at 500 Ross Street, Pittsburgh, PA 15262. The minutes of the executive sessions of the Registrant’s Board of Trustees are maintained by independent trustees’ counsel, Ropes & Gray LLP, at Prudential Tower, 800 Boylston Street, Boston, MA 02199. All other accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the Registrant at 30 Penhallow Street, Suite 100, Portsmouth, NH 03801 and by JPMorgan Chase Bank. N.A., 383 Maison Avenue, New York, NY 11017.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable

NOTICE

A copy of the Agreement and Declaration of Trust of Impax Funds Series Trust I (the “Registrant”) is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument has been executed on behalf of the Registrant by the then sole trustee of the Registrant as trustee and not individually, and the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portsmouth and the State of New Hampshire, on this 26th day of April, 2024.

IMPAX FUNDS SERIES TRUST I
(Registrant)

By:	/s/ Edward Farrington
Edward Farrington
President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edward Farrington
Edward Farrington	Trustee, President (Principal Executive Officer)	April 26, 2024

/s/ Daniel Saltus
Daniel Saltus	Treasurer (Principal Financial and Accounting Officer)	April 26, 2024

Adrian P. Anderson*
Adrian P. Anderson	Trustee	April 26, 2024

Anne M. Goggin*
Anne M. Goggin	Trustee	April 26, 2024

D’Anne Hurd*
D’Anne Hurd	Trustee	April 26, 2024

John L. Liechty*
John L. Liechty	Trustee	April 26, 2024

Lindsey B. Martinez*
Lindsey B. Martinez	Trustee	April 26, 2024

Gregory D. Sheehan*
Gregory D. Sheehan	Trustee	April 26, 2024

Nancy S. Taylor*
Nancy S. Taylor	Trustee	April 26, 2024

*By:	/s/ John Boese
John Boese
As Attorney-in-Fact
April 26, 2024